                                                                 APRIL 29, 2013

PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
(OFFERED BETWEEN DECEMBER 12, 2008 AND OCTOBER 7, 2011)
This Prospectus describes individual Preference Premier(R) contracts for deferred variable annuities ("Contracts"). The Contracts are no longer available.

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in your Contract. Your choices may include the Fixed Account (not offered or described in this Prospectus) and Investment Divisions available through
Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                   MET INVESTORS FUND--GMIB MAX AND EDB MAX PORTFOLIOS*
ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION      METLIFE BALANCED PLUS
AQR GLOBAL RISK BALANCED                         METLIFE MULTI-INDEX TARGETED RISK
BLACKROCK GLOBAL TACTICAL STRATEGIES             PYRAMIS(R) GOVERNMENT INCOME
INVESCO BALANCED-RISK ALLOCATION                 PYRAMIS(R) MANAGED RISK
JPMORGAN GLOBAL ACTIVE ALLOCATION                SCHRODERS GLOBAL MULTI-ASSET
                    METROPOLITAN FUND--GMIB MAX AND EDB MAX PORTFOLIOS*
                               BARCLAYS AGGREGATE BOND INDEX
                                    MET INVESTORS FUND
AMERICAN FUNDS(R) BALANCED ALLOCATION            MET/FRANKLIN LOW DURATION TOTAL RETURN
AMERICAN FUNDS(R) GROWTH ALLOCATION              MET/TEMPLETON INTERNATIONAL BOND**
AMERICAN FUNDS(R) GROWTH                         METLIFE AGGRESSIVE STRATEGY
AMERICAN FUNDS(R) MODERATE ALLOCATION            METLIFE GROWTH STRATEGY
BLACKROCK LARGE CAP CORE                         MFS(R) EMERGING MARKETS EQUITY
CLARION GLOBAL REAL ESTATE                       MFS(R) RESEARCH INTERNATIONAL
CLEARBRIDGE AGGRESSIVE GROWTH                    MORGAN STANLEY MID CAP GROWTH
HARRIS OAKMARK INTERNATIONAL                     OPPENHEIMER GLOBAL EQUITY
INVESCO SMALL CAP GROWTH                         PIMCO INFLATION PROTECTED BOND
JANUS FORTY                                      PIMCO TOTAL RETURN
JPMORGAN CORE BOND                               PIONEER STRATEGIC INCOME
JPMORGAN SMALL CAP VALUE                         PYRAMIS(R) MANAGED RISK
LOOMIS SAYLES GLOBAL MARKETS                     SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE                       SSGA GROWTH ETF
LORD ABBETT MID CAP VALUE                        T. ROWE PRICE MID CAP GROWTH
MET/EATON VANCE FLOATING RATE
                                     METROPOLITAN FUND
BAILLIE GIFFORD INTERNATIONAL STOCK              METLIFE MID CAP STOCK INDEX
BARCLAYS AGGREGATE BOND INDEX                    METLIFE MODERATE ALLOCATION
BLACKROCK BOND INCOME                            METLIFE MODERATE TO AGGRESSIVE ALLOCATION
BLACKROCK CAPITAL APPRECIATION                   METLIFE STOCK INDEX
BLACKROCK LARGE CAP VALUE                        MFS(R) TOTAL RETURN
BLACKROCK MONEY MARKET                           MFS(R) VALUE
DAVIS VENTURE VALUE                              MSCI EAFE(R) INDEX
FRONTIER MID CAP GROWTH                          NEUBERGER BERMAN GENESIS
JENNISON GROWTH                                  RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP CORE                     T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                        T. ROWE PRICE SMALL CAP GROWTH
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY      VAN ECK GLOBAL NATURAL RESOURCES**
METLIFE CONSERVATIVE ALLOCATION                  WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
METLIFE CONSERVATIVE TO MODERATE ALLOCATION
                                     AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND  AMERICAN FUNDS GROWTH-INCOME FUND

*If you elect the GMIB Max I and/or the EDB Max I, You must allocate your purchase payments and Account Value among these Portfolios. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GMIB Max I and/or the EDB Max I.


**These Portfolios are only available for investment if certain optional benefits are elected. (See "Your Investment Choices--Investment Allocation Restrictions For Certain Options Benefits--Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I.")


HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 29, 2013. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 173 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

             If purchased through a     If purchased through a
             MetLife sales              New England Financial(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment
             Preference Premier         Unit-Preference Premier
             PO Box 10342               PO Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342
             (800) 638-7732             (800) 435-4117





 CONTRACTS
 AVAILABLE:

   .  Non-Qualified
   .  Traditional IRA
   .  Roth IRA

 CURRENTLY THE CONTRACT IS NOT AVAILABLE FOR NEW SALES.

 CLASSES AVAILABLE
 FOR EACH CONTRACT
   .  B
   .  B Plus
   .  C
   .  L
   .  R

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Contracts has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for a B Plus Class Contract may be higher than similar contracts without a bonus. The purchase payment credits may be more than offset by the higher expenses for the B Plus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

You should read carefully the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses before purchasing a Contract. Copies of these prospectuses will accompany or precede the delivery of your Contract, unless You elect to register for METLIFE EDELIVERY(R), in which case they will be delivered electronically to You. You can also obtain copies of the prospectuses for the Portfolios by calling us or writing to us at the appropriate phone number or address below.

             If You purchased your      If You purchased your
             Contract through a         Contract through a
             METLIFE sales              NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342

             800-638-7732               800-435-4117

ELECTRONIC DELIVERY. You may elect to register for ESERVICE/SM/, which will allow You to do the following:

  .   view a consolidated account summary of your available products,

  .   track the performance of your investments,

  . perform select transactions such as funding option transfers and address changes, and

  . receive electronic delivery of Contract and Portfolio prospectuses, and annual and semi-annual reports for the Portfolios, and other related documents through METLIFE EDELIVERY(R).

For more information and/or to enroll, please log on to HTTPS://ESERVICE.METLIFE.COM.

                               TABLE OF CONTENTS


Important Terms You Should Know.................................................   5
Table of Expenses...............................................................   8
Accumulation Unit Values For Each Investment Division...........................  20
MetLife.........................................................................  21
Metropolitan Life Separate Account E............................................  21
Variable Annuities..............................................................  21
    Replacement of Annuity Contracts............................................  22
    The Contract................................................................  22
Classes of the Contract.........................................................  24
Your Investment Choices.........................................................  27
    Investment Allocation Restrictions For Certain Optional Benefits............  32
The Annuity Contract............................................................  39
    Optional Automated Investment Strategies....................................  41
    Purchase Payments...........................................................  43
        Allocation of Purchase Payments.........................................  45
        Debit Authorizations....................................................  45
    The Value of Your Investment................................................  45
    Transfer Privilege..........................................................  46
        Restrictions on Transfers...............................................  47
    Access to Your Money........................................................  49
        Systematic Withdrawal Program...........................................  49
    Charges.....................................................................  50
        Separate Account Charge.................................................  50
        Investment-Related Charge...............................................  51
        Annual Contract Fee.....................................................  51
        Transfer Fee............................................................  51
        Optional Enhanced Death Benefits........................................  52
        Optional Guaranteed Minimum Income Benefits.............................  52
        Optional Guaranteed Withdrawal Benefits.................................  53
    Premium and Other Taxes.....................................................  53
    Withdrawal Charges..........................................................  54
        When No Withdrawal Charge Applies.......................................  55
    Free Look...................................................................  56
    Death Benefit--Generally....................................................  57
        Standard Death Benefit..................................................  59
    Optional Death Benefits.....................................................  61
        Annual Step-Up Death Benefit............................................  61
        Enhanced Death Benefits.................................................  62
        Earnings Preservation Benefit...........................................  82
    Living Benefits.............................................................  84
        Overview of Living Benefits.............................................  84
           Guaranteed Income Benefits...........................................  85
           Guaranteed Withdrawal Benefits....................................... 122

    Pay-Out Options (or Income Options)......................................... 147
        Income Payment Types.................................................... 148
        Allocation.............................................................. 149
        Minimum Size of Your Income Payment..................................... 149
        The Value of Your Income Payments....................................... 149
        Reallocation Privilege.................................................. 150
        Charges................................................................. 151
General Information............................................................. 152
    Administration.............................................................. 152
        Purchase Payments....................................................... 152
        Confirming Transactions................................................. 152
        Processing Transactions................................................. 153
           By Telephone or Internet............................................. 153
           After Your Death..................................................... 153
           Misstatement......................................................... 154
           Third Party Requests................................................. 154
           Valuation--Suspension of Payments.................................... 154
    Advertising Performance..................................................... 155
    Changes to Your Contract.................................................... 156
    Voting Rights............................................................... 157
    Who Sells the Contracts..................................................... 157
    Financial Statements........................................................ 160
    When We Can Cancel Your Contract............................................ 160
Income Taxes.................................................................... 161
Legal Proceedings............................................................... 172
Table of Contents for the Statement of Additional Information................... 173
Appendix A--Premium Tax Table................................................... 174
Appendix B--Accumulation Unit Values For Each Investment Division............... 175
Appendix C--Portfolio Legal and Marketing Names................................. 188
Appendix D--Additional Information Regarding the Portfolios..................... 189

The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT VALUE

When You purchase a Contract, an account is set up for You. Your Account Value is the total amount of money credited to You under your Contract including money in the Investment Divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

In the Contract, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Contract. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract Owner dies.

CONTRACT

A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your deferred variable annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Contract.

CONTRACT OWNER

The person or entity which has all rights including the right to direct who receives income payments.

CONTRACT YEAR

The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to Investment Divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a variable annuity.

WITHDRAWAL CHARGE

The Withdrawal Charge is the amount we deduct from your Account Value, if You withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "You" is the owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a Beneficiary of a deceased person's Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as Beneficiary. A Contract generally may have two owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations.

   TABLE OF EXPENSES--PREFERENCE PREMIER

       The following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Contract. The first table describes charges You will pay at the time You purchase the Contract, make withdrawals from your Contract or make transfers between the Investment Divisions. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions--see Appendix A) and other taxes which may apply. There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

   Table 1--Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments....                           None
----------------------------------------------------------------------------
Withdrawal Charge (as a percentage of each
  purchase payment) (1)......................                       Up to 8%
----------------------------------------------------------------------------
Transfer Fee (2)............................. Maximum Guaranteed Charge: $25
----------------------------------------------------------------------------
                                                        Current Charge: None
----------------------------------------------------------------------------

     The second set of tables describes the fees and expenses that You will bear periodically during the time You hold the Contract, but does not include fees and expenses for the Portfolios.

   Table 2(a)--Fees Deducted on Each Contract Anniversary

Annual Contract Fee (3)............ $30
---------------------------------------

   Table 2(b)--Separate Account Charge

     The charges below are assessed as a percentage of your Account Value. You will pay a Separate Account charge, which includes the Standard Death Benefit. An Optional Annual Step-Up Death Benefit is available for an additional charge. You may also elect the Optional Earnings Preservation
Benefit for an additional charge with or without the Optional Annual Step-Up Death Benefit (4).

Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account
Value) for American Funds Growth-Income and American Funds Global Small Capitalization Divisions (5)
                                                             B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                             ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death Benefit.........  1.50%       2.05%        1.90%   1.75%   1.40%
-------------------------------------------------------------------------------------------------------------
Optional Annual Step-Up Death Benefit.......................   .20%        .20%         .20%    .20%    .20%
-------------------------------------------------------------------------------------------------------------
Optional Earnings Preservation Benefit......................   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including both
  Optional Death Benefits (7)...............................  1.95%       2.50%        2.35%   2.20%   1.85%
-------------------------------------------------------------------------------------------------------------

Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account
Value) for all Investment Divisions except the American Funds Growth-Income and American Funds Global Small
Capitalization Divisions (5)
                                                             B CLASS B PLUS CLASS (6) C CLASS L CLASS R CLASS
                                                             ------- ---------------- ------- ------- -------
Separate Account Charge with Standard Death Benefit.........  1.25%       1.80%        1.65%   1.50%   1.15%
-------------------------------------------------------------------------------------------------------------
Optional Annual Step-Up Death Benefit.......................   .20%        .20%         .20%    .20%    .20%
-------------------------------------------------------------------------------------------------------------
Optional Earnings Preservation Benefit......................   .25%        .25%         .25%    .25%    .25%
-------------------------------------------------------------------------------------------------------------
Total Separate Account Annual Charge including both
  Optional Death Benefits (7)...............................  1.70%       2.25%        2.10%   1.95%   1.60%
-------------------------------------------------------------------------------------------------------------

   Table 2(c)--Additional Optional Death Benefits
     There are additional Enhanced Death Benefits that You may elect for an additional charge. The charge for these death benefits, in Table 2(c) below, is assessed as a percentage of the Death Benefit Base and deducted annually from your Account Value. (8)

Enhanced Death Benefit Max I -- maximum charge                         1.50%
-----------------------------------------------------------------------------
Enhanced Death Benefit Max I (issue age 69 or younger) -- current      0.60%
charge
-----------------------------------------------------------------------------
Enhanced Death Benefit Max I (issue age 70-75) -- current charge       1.15%
-----------------------------------------------------------------------------

Enhanced Death Benefit II -- maximum charge                            1.50%
-----------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 69 or younger) -- current charge  0.60%
-----------------------------------------------------------------------------
Enhanced Death Benefit II (issue age 70-75) -- current charge          1.15%
-----------------------------------------------------------------------------

Enhanced Death Benefit I -- maximum charge                             1.50%
-----------------------------------------------------------------------------
Enhanced Death Benefit I (issue age 69 or younger) -- current charge   0.75%
-----------------------------------------------------------------------------
Enhanced Death Benefit I (issue age 70-75) -- current charge           0.95%
-----------------------------------------------------------------------------

   Table 2(d)--Optional Guaranteed Income Benefits (9)
   (as a percentage of the Income Base) (10)

-----------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max I -- maximum charge              1.50%
-----------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Max I -- current charge              1.00%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus III -- maximum charge           1.50%
-----------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus III -- current charge           1.00%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus II -- maximum charge            1.50%
-----------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus II -- current charge            1.00%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Guaranteed Minimum Income Benefit II                                   0.50%
-----------------------------------------------------------------------------

   Table 2(e)--Optional Guaranteed Withdrawal Benefits

Lifetime Withdrawal Guarantee Benefits
(as a percentage of the Total
Guaranteed Withdrawal Amount) (11)
-------------------------------------------------
  Lifetime Withdrawal Guarantee II         1.60%
  (Single Life Version) -- maximum
  charge
-------------------------------------------------
  Lifetime Withdrawal Guarantee II         1.25%
  (Single Life Version) -- current
  charge
-------------------------------------------------
  Lifetime Withdrawal Guarantee II         1.80%
  (Joint Life Version) -- maximum charge
-------------------------------------------------
  Lifetime Withdrawal Guarantee II         1.50%
  (Joint Life Version) -- current charge
-------------------------------------------------
Guaranteed Withdrawal Benefits (as a
percentage of the Guaranteed Withdrawal
Amount) (12)
-------------------------------------------------
  Enhanced Guaranteed Withdrawal           1.00%
  Benefit -- maximum charge
-------------------------------------------------
  Enhanced Guaranteed Withdrawal           0.55%
  Benefit -- current charge
-------------------------------------------------

The third and fourth tables show the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. All of the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2, the American Funds(R) Balanced Allocation, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R)

Moderate Allocation Portfolios of the Met Investors Fund, which are Class C, and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E. Certain Portfolios may impose a redemption fee in the future. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

        Table 3--Portfolio Operating Expenses

                                                                     Minimum*              Maximum**
                                                         --------------------------------  ---------
                                                         (Does not take into consideration
                                                         any American Funds(R) Portfolio,
                                                         for which an additional separate
                                                         account charge applies.)
----------------------------------------------------------------------------------------------------
Total Annual Operating Expenses (expenses that are
deducted from Portfolio assets include management fees,
distribution fees (12b-1 fees) and other expenses).                    0.53%                 9.71%
----------------------------------------------------------------------------------------------------

         * The minimum Total Annual Portfolio Expenses shown in this table are the expenses of the MetLife Stock Index Portfolio for the year ended December 31, 2012, before any fee waiver or expense reimbursement arrangement. The Net Total Annual Portfolio Expenses of the MetLife Stock Index Portfolio are 0.52%.

         ** The maximum Total Annual Portfolio Expenses shown in this table are the expenses of the MetLife Multi-Index Targeted Risk Portfolio for the year ended December 31, 2012, before any fee waiver or expense reimbursement arrangement. The net Total Annual Portfolio Expenses of the MetLife Multi-Index Targeted Risk Portfolio are 0.86%.

  Notes
/1/ If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:

NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE PAYMENT  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------------------------------  ------- ------------ ------- ------- -------
                    0.....................................    7%        8%       None      7%      8%
-------------------------------------------------------------------------------------------------------
                    1.....................................    6%        8%                 6%      8%
-------------------------------------------------------------------------------------------------------
                    2.....................................    6%        7%                 5%      7%
-------------------------------------------------------------------------------------------------------
                    3.....................................    5%        6%                 0%      6%
-------------------------------------------------------------------------------------------------------
                    4.....................................    4%        5%                 0%      5%
-------------------------------------------------------------------------------------------------------
                    5.....................................    3%        4%                 0%      4%
-------------------------------------------------------------------------------------------------------
                    6.....................................    2%        3%                 0%      3%
-------------------------------------------------------------------------------------------------------
                    7.....................................    0%        2%                 0%      2%
-------------------------------------------------------------------------------------------------------
                    8.....................................    0%        1%                 0%      1%
-------------------------------------------------------------------------------------------------------
                    9 and thereafter......................    0%        0%                 0%      0%
-------------------------------------------------------------------------------------------------------

    There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

/3/ This fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You may not elect the Optional Step-Up Death and/or the Optional Earnings
    Preservation Benefit with an Enhanced Death Benefit.

/5/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds(R) Investment Divisions). We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in any such Investment Divisions as shown in the table labeled "Current Separate Account Charge for the American Funds(R) Investment Divisions". We are waiving an amount equal to the Portfolio expenses that are in excess 0.87% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.

/6/ The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds(R) Investment Divisions) after You have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds(R) Investment Divisions) after You have held the Contract for nine years.

/7/ This charge is determined by adding the Separate Account charge, the Optional Step-Up Death Benefit charge and the Optional Earnings Preservation Benefit charge.

/8/ An Enhanced Death Benefit may not be elected with the Optional Annual
    Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. (See "Optional Death Benefits" for more information.)

/9/ You may only elect one Guaranteed Minimum Income Benefit at a time. You may not have a Guaranteed Withdrawal Benefit or a Guaranteed Minimum Income Benefit in effect at the same time.

/10/The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. (See "Guaranteed Income Benefits" for more information.)

/11/The charge for the Lifetime Withdrawal Guarantee II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Reset. (See "Guaranteed Withdrawal Benefits" for more information.)

/12/The charge for the Enhanced Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Reset. (See "Guaranteed Withdrawal Benefits" for more information).

Table 4--Portfolio Fees and Expenses as of December 31, 2012 (unless otherwise noted)
(as a percentage of average daily net assets) .

  AMERICAN FUNDS(R) -- CLASS 2
                                                            DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                               AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                                 MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE     OPERATING
                                                    FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization Fund.    0.71%       0.25%      0.04%     --       1.00%         --          1.00%
American Funds Growth-Income Fund...............    0.27%       0.25%      0.02%     --       0.54%         --          0.54%
                                                                                                      -------------------------

  MET INVESTORS FUND
                                                                     DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                        AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                          MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                             FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Dynamic Allocation Portfolio --
  Class B................................................    0.62%       0.25%      0.04%    0.01%     0.92%        0.01%
American Funds(R) Balanced Allocation Portfolio --
  Class C................................................    0.06%       0.55%      0.01%    0.38%     1.00%          --
American Funds(R) Growth Allocation Portfolio -- Class C.    0.07%       0.55%      0.01%    0.38%     1.01%          --
American Funds(R) Growth Portfolio -- Class C............      --        0.55%      0.02%    0.35%     0.92%          --
American Funds(R) Moderate Allocation Portfolio --
  Class C................................................    0.06%       0.55%      0.01%    0.37%     0.99%          --
                                                                                                               ----------------

  MET INVESTORS FUND
                                                          NET TOTAL
                                                           ANNUAL
                                                          OPERATING
                                                          EXPENSES
-------------------------------------------------------------------
AllianceBernstein Global Dynamic Allocation Portfolio --
  Class B................................................   0.91%
American Funds(R) Balanced Allocation Portfolio --
  Class C................................................   1.00%
American Funds(R) Growth Allocation Portfolio -- Class C.   1.01%
American Funds(R) Growth Portfolio -- Class C............   0.92%
American Funds(R) Moderate Allocation Portfolio --
  Class C................................................   0.99%
                                                          ---------

  MET INVESTORS FUND
                                                                      DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                         AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                              FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
AQR Global Risk Balanced Portfolio -- Class B.............    0.61%       0.25%      0.12%    0.06%     1.04%        0.01%
BlackRock Global Tactical Strategies Portfolio -- Class B.    0.66%       0.25%      0.02%    0.21%     1.14%        0.02%
BlackRock Large Cap Core Portfolio -- Class B.............    0.59%       0.25%      0.05%      --      0.89%        0.01%
Clarion Global Real Estate Portfolio -- Class B...........    0.60%       0.25%      0.06%      --      0.91%          --
ClearBridge Aggressive Growth Portfolio -- Class B........    0.61%       0.25%      0.03%      --      0.89%          --
Harris Oakmark International Portfolio -- Class B.........    0.77%       0.25%      0.06%      --      1.08%        0.02%
Invesco Balanced-Risk Allocation Portfolio -- Class B.....    0.66%       0.25%      0.12%    0.06%     1.09%          --
Invesco Small Cap Growth Portfolio -- Class B.............    0.85%       0.25%      0.02%      --      1.12%        0.01%
Janus Forty Portfolio -- Class B..........................    0.63%       0.25%      0.03%      --      0.91%        0.01%
JPMorgan Core Bond Portfolio -- Class B...................    0.55%       0.25%      0.09%      --      0.89%        0.13%
JPMorgan Global Active Allocation Portfolio -- Class B....    0.79%       0.25%      0.28%      --      1.32%        0.07%
JPMorgan Small Cap Value Portfolio -- Class B.............    0.78%       0.25%      0.06%      --      1.09%        0.09%
Loomis Sayles Global Markets Portfolio -- Class B.........    0.70%       0.25%      0.09%      --      1.04%          --
Lord Abbett Bond Debenture Portfolio -- Class B...........    0.51%       0.25%      0.03%      --      0.79%          --
Lord Abbett Mid Cap Value Portfolio -- Class B............    0.65%       0.25%      0.04%    0.06%     1.00%        0.00%
Met/Eaton Vance Floating Rate Portfolio -- Class B........    0.60%       0.25%      0.08%      --      0.93%          --
Met/Franklin Low Duration Total Return Portfolio --
  Class B.................................................    0.50%       0.25%      0.07%      --      0.82%        0.02%
Met/Templeton International Bond Portfolio -- Class B.....    0.60%       0.25%      0.13%      --      0.98%          --
MetLife Aggressive Strategy Portfolio -- Class B..........    0.09%       0.25%      0.01%    0.72%     1.07%          --
MetLife Balanced Plus Portfolio -- Class B................    0.25%       0.25%      0.01%    0.43%     0.94%        0.01%
MetLife Growth Strategy Portfolio -- Class B..............    0.06%       0.25%        --     0.69%     1.00%          --
MetLife Multi-Index Targeted Risk Portfolio -- Class B....    0.18%       0.25%      9.02%    0.26%     9.71%        8.85%
MFS(R) Emerging Markets Equity Portfolio -- Class B.......    0.91%       0.25%      0.16%      --      1.32%        0.02%
MFS(R) Research International Portfolio -- Class B........    0.68%       0.25%      0.07%      --      1.00%        0.05%
Morgan Stanley Mid Cap Growth Portfolio -- Class B........    0.65%       0.25%      0.07%      --      0.97%        0.01%
Oppenheimer Global Equity Portfolio -- Class B............    0.67%       0.25%      0.09%      --      1.01%        0.02%
PIMCO Inflation Protected Bond Portfolio -- Class B.......    0.47%       0.25%      0.11%      --      0.83%          --
PIMCO Total Return Portfolio -- Class B...................    0.48%       0.25%      0.03%      --      0.76%          --
Pioneer Strategic Income Portfolio -- Class E.............    0.57%       0.15%      0.06%      --      0.78%          --
Pyramis(R) Government Income Portfolio -- Class B.........    0.42%       0.25%      0.03%      --      0.70%          --
Pyramis(R) Managed Risk Portfolio -- Class B..............    0.45%       0.25%      0.27%    0.48%     1.45%        0.17%
Schroders Global Multi-Asset Portfolio -- Class B.........    0.67%       0.25%      0.32%    0.14%     1.38%        0.14%
SSgA Growth and Income ETF Portfolio -- Class B...........    0.31%       0.25%      0.01%    0.24%     0.81%          --
SSgA Growth ETF Portfolio -- Class B......................    0.32%       0.25%      0.03%    0.25%     0.85%          --
T. Rowe Price Mid Cap Growth Portfolio -- Class B.........    0.75%       0.25%      0.03%      --      1.03%          --
                                                                                                                ----------------

  MET INVESTORS FUND
                                                           NET TOTAL
                                                            ANNUAL
                                                           OPERATING
                                                           EXPENSES
--------------------------------------------------------------------
AQR Global Risk Balanced Portfolio -- Class B.............   1.03%
BlackRock Global Tactical Strategies Portfolio -- Class B.   1.12%
BlackRock Large Cap Core Portfolio -- Class B.............   0.88%
Clarion Global Real Estate Portfolio -- Class B...........   0.91%
ClearBridge Aggressive Growth Portfolio -- Class B........   0.89%
Harris Oakmark International Portfolio -- Class B.........   1.06%
Invesco Balanced-Risk Allocation Portfolio -- Class B.....   1.09%
Invesco Small Cap Growth Portfolio -- Class B.............   1.11%
Janus Forty Portfolio -- Class B..........................   0.90%
JPMorgan Core Bond Portfolio -- Class B...................   0.76%
JPMorgan Global Active Allocation Portfolio -- Class B....   1.25%
JPMorgan Small Cap Value Portfolio -- Class B.............   1.00%
Loomis Sayles Global Markets Portfolio -- Class B.........   1.04%
Lord Abbett Bond Debenture Portfolio -- Class B...........   0.79%
Lord Abbett Mid Cap Value Portfolio -- Class B............   1.00%
Met/Eaton Vance Floating Rate Portfolio -- Class B........   0.93%
Met/Franklin Low Duration Total Return Portfolio --
  Class B.................................................   0.80%
Met/Templeton International Bond Portfolio -- Class B.....   0.98%
MetLife Aggressive Strategy Portfolio -- Class B..........   1.07%
MetLife Balanced Plus Portfolio -- Class B................   0.93%
MetLife Growth Strategy Portfolio -- Class B..............   1.00%
MetLife Multi-Index Targeted Risk Portfolio -- Class B....   0.86%
MFS(R) Emerging Markets Equity Portfolio -- Class B.......   1.30%
MFS(R) Research International Portfolio -- Class B........   0.95%
Morgan Stanley Mid Cap Growth Portfolio -- Class B........   0.96%
Oppenheimer Global Equity Portfolio -- Class B............   0.99%
PIMCO Inflation Protected Bond Portfolio -- Class B.......   0.83%
PIMCO Total Return Portfolio -- Class B...................   0.76%
Pioneer Strategic Income Portfolio -- Class E.............   0.78%
Pyramis(R) Government Income Portfolio -- Class B.........   0.70%
Pyramis(R) Managed Risk Portfolio -- Class B..............   1.28%
Schroders Global Multi-Asset Portfolio -- Class B.........   1.24%
SSgA Growth and Income ETF Portfolio -- Class B...........   0.81%
SSgA Growth ETF Portfolio -- Class B......................   0.85%
T. Rowe Price Mid Cap Growth Portfolio -- Class B.........   1.03%
                                                           ---------

  METROPOLITAN FUND -- CLASS B
                                                                  DISTRIBUTION          ACQUIRED    TOTAL   CONTRACTUAL FEE
                                                                     AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR
                                                       MANAGEMENT   SERVICE     OTHER      AND    OPERATING     EXPENSE
                                                          FEE     (12b-1) FEES EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Baillie Gifford International Stock Portfolio.........    0.81%       0.25%      0.10%      --      1.16%        0.10%
Barclays Aggregate Bond Index Portfolio...............    0.25%       0.25%      0.04%      --      0.54%        0.01%
BlackRock Bond Income Portfolio.......................    0.32%       0.25%      0.04%      --      0.61%        0.00%
BlackRock Capital Appreciation Portfolio..............    0.70%       0.25%      0.03%      --      0.98%        0.01%
BlackRock Large Cap Value Portfolio...................    0.63%       0.25%      0.03%      --      0.91%        0.03%
BlackRock Money Market Portfolio......................    0.33%       0.25%      0.02%      --      0.60%        0.01%
Davis Venture Value Portfolio.........................    0.70%       0.25%      0.03%      --      0.98%        0.05%
Frontier Mid Cap Growth Portfolio.....................    0.73%       0.25%      0.05%      --      1.03%        0.02%
Jennison Growth Portfolio.............................    0.61%       0.25%      0.03%      --      0.89%        0.07%
Loomis Sayles Small Cap Core Portfolio................    0.90%       0.25%      0.07%    0.10%     1.32%        0.08%
Met/Artisan Mid Cap Value Portfolio...................    0.81%       0.25%      0.04%      --      1.10%          --
Met/Dimensional International Small Company Portfolio.    0.81%       0.25%      0.17%      --      1.23%        0.01%
MetLife Conservative Allocation Portfolio.............    0.09%       0.25%      0.02%    0.54%     0.90%        0.01%
MetLife Conservative to Moderate Allocation Portfolio.    0.07%       0.25%      0.01%    0.58%     0.91%        0.00%
MetLife Mid Cap Stock Index Portfolio.................    0.25%       0.25%      0.07%    0.02%     0.59%        0.00%
MetLife Moderate Allocation Portfolio.................    0.06%       0.25%        --     0.63%     0.94%        0.00%
MetLife Moderate to Aggressive Allocation Portfolio...    0.06%       0.25%      0.01%    0.67%     0.99%        0.00%
MetLife Stock Index Portfolio.........................    0.25%       0.25%      0.03%      --      0.53%        0.01%
MFS(R) Total Return Portfolio.........................    0.55%       0.25%      0.05%      --      0.85%          --
MFS(R) Value Portfolio................................    0.70%       0.25%      0.03%      --      0.98%        0.13%
MSCI EAFE(R) Index Portfolio..........................    0.30%       0.25%      0.11%    0.01%     0.67%        0.00%
Neuberger Berman Genesis Portfolio....................    0.82%       0.25%      0.04%      --      1.11%        0.01%
Russell 2000(R) Index Portfolio.......................    0.25%       0.25%      0.08%    0.09%     0.67%        0.00%
T. Rowe Price Large Cap Growth Portfolio..............    0.60%       0.25%      0.04%      --      0.89%        0.01%
T. Rowe Price Small Cap Growth Portfolio..............    0.49%       0.25%      0.06%      --      0.80%          --
Van Eck Global Natural Resources Portfolio............    0.78%       0.25%      0.04%    0.02%     1.09%        0.01%
Western Asset Management U.S. Government Portfolio....    0.47%       0.25%      0.03%      --      0.75%        0.02%
                                                                                                            ----------------

  METROPOLITAN FUND -- CLASS B
                                                       NET TOTAL
                                                        ANNUAL
                                                       OPERATING
                                                       EXPENSES
----------------------------------------------------------------
Baillie Gifford International Stock Portfolio.........   1.06%
Barclays Aggregate Bond Index Portfolio...............   0.53%
BlackRock Bond Income Portfolio.......................   0.61%
BlackRock Capital Appreciation Portfolio..............   0.97%
BlackRock Large Cap Value Portfolio...................   0.88%
BlackRock Money Market Portfolio......................   0.59%
Davis Venture Value Portfolio.........................   0.93%
Frontier Mid Cap Growth Portfolio.....................   1.01%
Jennison Growth Portfolio.............................   0.82%
Loomis Sayles Small Cap Core Portfolio................   1.24%
Met/Artisan Mid Cap Value Portfolio...................   1.10%
Met/Dimensional International Small Company Portfolio.   1.22%
MetLife Conservative Allocation Portfolio.............   0.89%
MetLife Conservative to Moderate Allocation Portfolio.   0.91%
MetLife Mid Cap Stock Index Portfolio.................   0.59%
MetLife Moderate Allocation Portfolio.................   0.94%
MetLife Moderate to Aggressive Allocation Portfolio...   0.99%
MetLife Stock Index Portfolio.........................   0.52%
MFS(R) Total Return Portfolio.........................   0.85%
MFS(R) Value Portfolio................................   0.85%
MSCI EAFE(R) Index Portfolio..........................   0.67%
Neuberger Berman Genesis Portfolio....................   1.10%
Russell 2000(R) Index Portfolio.......................   0.67%
T. Rowe Price Large Cap Growth Portfolio..............   0.88%
T. Rowe Price Small Cap Growth Portfolio..............   0.80%
Van Eck Global Natural Resources Portfolio............   1.08%
Western Asset Management U.S. Government Portfolio....   0.73%
                                                       ---------

The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

  EXAMPLES
  These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual contract fees, if any, separate account charges, and underlying Portfolio fees and expenses.

  Examples 1 through 5 assume You purchased the Contract with optional benefits that result in the highest possible combination of charges. Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.

  Examples 6 through 10 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges. Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.

  Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                      1      3      5      10
                                     YEAR  YEARS  YEARS   YEARS
               -------------------------------------------------
               Maximum............. $2,141 $4,615 $6,773 $11,186
               Minimum............. $1,225 $2,173 $3,182 $ 6,195

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                      1      3      5      10
                                     YEAR  YEARS  YEARS   YEARS
               -------------------------------------------------
               Maximum............. $1,441 $4,075 $6,413 $11,186
               Minimum............. $  525 $1,633 $2,822 $ 6,195

  Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                     1      3      5      10
                                                    YEAR  YEARS  YEARS   YEARS
-------------------------------------------------------------------------------
Maximum........................................... $2,432 $5,122 $7,449 $12,014
Minimum........................................... $1,461 $2,563 $3,733 $ 7,044

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                     1      3      5      10
                                                    YEAR  YEARS  YEARS   YEARS
-------------------------------------------------------------------------------
Maximum........................................... $1,584 $4,455 $6,972 $12,014
Minimum........................................... $  613 $1,896 $3,256 $ 7,044

  Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You surrender your Contract, You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges apply to the C Class).

                                                     1      3      5      10
                                                    YEAR  YEARS  YEARS   YEARS
-------------------------------------------------------------------------------
Maximum........................................... $1,481 $4,171 $6,537 $11,300
Minimum........................................... $  565 $1,750 $3,010 $ 6,536

  Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You fully surrender your Contract with applicable Withdrawal Charges deducted.

                                                     1      3      5      10
                                                    YEAR  YEARS  YEARS   YEARS
-------------------------------------------------------------------------------
Maximum........................................... $2,166 $4,585 $6,491 $11,258
Minimum........................................... $1,250 $2,156 $2,940 $ 6,410

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

                                                     1      3      5      10
                                                    YEAR  YEARS  YEARS   YEARS
-------------------------------------------------------------------------------
Maximum........................................... $1,466 $4,135 $6,491 $11,258
Minimum........................................... $  550 $1,706 $2,940 $ 6,410

  Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
 . You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                     1      3      5      10
                                                    YEAR  YEARS  YEARS   YEARS
-------------------------------------------------------------------------------
Maximum........................................... $2,231 $4,681 $6,831 $11,156
Minimum........................................... $1,316 $2,234 $3,224 $ 6,107

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                     1      3      5      10
                                                    YEAR  YEARS  YEARS   YEARS
-------------------------------------------------------------------------------
Maximum........................................... $1,431 $4,051 $6,381 $11,156
Minimum........................................... $  516 $1,604 $2,774 $ 6,107

  Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE B CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,823 $3,707 $5,330 $8,591
 Minimum........................................... $  907 $1,178 $1,451 $2,329

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,123 $3,167 $4,970 $8,591
 Minimum........................................... $  207 $  638 $1,091 $2,329

  Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE B PLUS CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $2,095 $4,165 $5,936 $9,325
 Minimum........................................... $1,124 $1,514 $1,919 $3,047

  You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,247 $3,498 $5,459 $9,325
 Minimum........................................... $  276 $  847 $1,442 $3,047

  Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE C CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return


  You surrender your Contract, You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges apply to the C Class).

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,163 $3,267 $5,106 $8,748
 Minimum........................................... $  247 $  759 $1,293 $2,739

  Example 9. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  YOU SELECT THE L CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract with applicable Withdrawal Charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,848 $3,679 $5,055 $8,690
 Minimum........................................... $  932 $1,164 $1,218 $2,587

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,148 $3,229 $5,055 $8,690
 Minimum........................................... $  232 $  714 $1,218 $2,587

  Example 10. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  YOU SELECT THE R CLASS;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3--Portfolio Operating Expenses");
 .  You pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,913 $3,772 $5,385 $8,550
 Minimum........................................... $  998 $1,238 $1,490 $2,224

  You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,113 $3,142 $4,935 $8,550
 Minimum........................................... $  198 $  608 $1,040 $2,224

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.

METLIFE

       Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefits programs with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and many other services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. Through its subsidiaries and affiliates, MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

VARIABLE ANNUITIES

    This Prospectus describes a type of variable annuity, a deferred variable annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the
Investment Divisions You choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Contracts have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all Contract Owners. The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The variable pay-out options under the Contracts have a fixed payment option called the "Fixed Income Payment Option." Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, You should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before You exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.

THE CONTRACT


    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All

Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser. Accordingly, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such same-sex partner or same-sex spouse would not be able to receive continued payments after the death of the Contract Owner under the Joint Life version of the Lifetime Withdrawal Guarantee (see "Living Benefits--Guaranteed Withdrawal Benefits").

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary's ability to "stretch" or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

A Contract consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You elect to have us pay You "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Contract is offered in several variations, which we call "classes." Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Contract also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase any of the optional death benefits, You receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Contract to purchase, You should consider the amount of Separate Account and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   Enhanced Death Benefits (the Enhanced Death Benefit Max I (the "EDB Max
    I"), the Enhanced Death Benefit II (the "EDB II") and the Enhanced Death Benefit I (the "EDB I") are collectively, the ("EDBs"));

..   an Earnings Preservation Benefit;

..   Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit
    Max I (the "GMIB Max I"), the Guaranteed Minimum Income Benefit Plus III (the "GMIB Plus III"), the Guaranteed Minimum Income Benefit Plus II (the "GMIB Plus II") and the Guaranteed Minimum Income Benefit II (the "GMIB II") are collectively, the ("GMIBs")); and

..   Guaranteed Withdrawal Benefits (the Lifetime Withdrawal Guarantee II (the
    "LWG II") and the Enhanced Guaranteed Withdrawal Benefit (the "Enhanced GWB") are together, the ("GWBs")).

You may not have a GMIB or a GWB in effect at the same time. You may not have the EDB Max I in effect with any living benefit except the GMIB Max I. You may not have the EDB II in effect with any living benefit except the GMIB Plus III. You may not elect the Earnings Preservation Benefit with the EDB Max I or EDB
II. The Earnings Preservation Benefit could be elected with the EDB II in Contracts issued before May 1, 2011, and with the EDB I. None of these optional benefits are currently available for sale.

Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.

We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

If You choose the GMIB Max I or EDB Max I, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and EDB Max I" until the optional benefit terminates.

If You choose the GMIB Plus III, GMIB Plus II, LWG II, EDB II or EDB I, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus III, GMIB Plus II, LWG II, EDB II and EDB I" until the optional benefit terminates.

The Contracts are no longer available.

Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

CLASSES OF THE CONTRACT

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.45% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%.

B PLUS CLASS

THE B PLUS CLASS (MAY ALSO BE KNOWN AS THE "BONUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a Contract in the B Plus Class before your 81st birthday. If there are joint Contract Owners, the age of the oldest joint Contract Owner will be used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro-rata basis to the Fixed Account, if available, and the Investment Divisions of the Separate Account based upon your allocation for your purchase payments. The B Plus Class has a 1.80% annual Separate Account charge (2.05% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 2.00% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.25%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.25% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.50%. After You have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit (1.50% in the case of the American Funds Growth-Income and American Funds

Global Small Capitalization funds). After You have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit, or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. During the pay-out phase, the Separate Account charge is 1.25% (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds), regardless of when the Contract is annuitized.

Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract. (If the Fixed Account is available, Fixed Account rates for the B Plus Class may be lower than those declared for the other classes.)

The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.

Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.

There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.

The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and

c) an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.

--------------------------------------------------------------------------------

                                     B Plus Class                R Class
                                (1.80% Separate Account  (1.15% Separate Account
        Contract Year          charge for first 9 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $55,761                  $52,930
--------------------------------------------------------------------------------
2                                       $58,666                  $56,032
--------------------------------------------------------------------------------
3                                       $61,723                  $59,315
--------------------------------------------------------------------------------
4                                       $64,939                  $62,791
--------------------------------------------------------------------------------
5                                       $68,322                  $66,471
--------------------------------------------------------------------------------
6                                       $71,882                  $70,366
--------------------------------------------------------------------------------
7                                       $75,627                  $74,489
--------------------------------------------------------------------------------
8                                       $79,567                  $78,854
--------------------------------------------------------------------------------
9                                       $83,712                  $83,475
--------------------------------------------------------------------------------
10                                      $88,534                  $88,367
--------------------------------------------------------------------------------
11                                      $93,634                  $93,545
--------------------------------------------------------------------------------
12                                      $99,027                  $99,027
--------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the "break-even" point, which is when the Account Balance of a B Plus Class contract will equal the Account Balance of an R Class contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.

The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.

The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.

Any 6% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Value, depending upon your state law. In the case of a refund of Account Value, the refunded amount will include any investment performance on amounts attributable to the 6% credit. If there have been any losses from the investment performance on the amounts attributable to the 6% credit, we will bear that loss.

If we agree to permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a B Plus Class Contract, the Contract will be issued as a B Class Contract.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.90% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and no Withdrawal Charge. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.85% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.10%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.10% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.35%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Contract. A money market Investment Division is available in the C Class Contract.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.75% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining three year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.95% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.20%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

R CLASS

The R Class has a 1.15% annual Separate Account charge (1.40% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine-year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.35% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.60%. If You choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.60% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.85%.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The prospectuses and SAIs are available upon your request by calling us or writing to us at the appropriate phone number or address below.

             If You purchased your      If You purchased your
             Contract through a         Contract through a
             METLIFE sales              NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342

             800-638-7732               800-435-4117

You can also obtain information about the Portfolios (including a copy of the SAI) by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The Metropolitan Fund, the Met Investors Fund and the American Funds(R) prospectuses will accompany or precede the delivery of your Contract. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. All of the classes of shares available to the Contracts, Class B of the Metropolitan Fund, Class B of the Met Investors Fund (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios which are Class C, and the Pioneer Strategic Income Portfolio, which is Class E), and Class 2 of the American Funds(R), impose a 12b-1 Plan fee.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C--Portfolio Legal and Marketing Names) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Investment Divisions You choose. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Value or income payments are subject to the risks associated with investing in stocks and bonds, your Account Value or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their Investment Manager and any Sub-Investment Manager.

                                                                                INVESTMENT MANAGER/
PORTFOLIO                                INVESTMENT OBJECTIVE                   SUB-INVESTMENT MANAGER
---------                                --------------------                   ----------------------
                                                   AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL              SEEKS LONG-TERM GROWTH OF CAPITAL.     CAPITAL RESEARCH AND MANAGEMENT COMPANY
CAPITALIZATION FUND
AMERICAN FUNDS GROWTH-INCOME FUND        SEEKS LONG-TERM GROWTH OF CAPITAL AND  CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                         INCOME.


PORTFOLIO                                INVESTMENT OBJECTIVE
---------                                --------------------
                                                        MET INVESTORS FUND
ALLIANCEBERNSTEIN GLOBAL DYNAMIC         SEEKS CAPITAL APPRECIATION AND CURRENT INCOME.
ALLOCATION PORTFOLIO
AMERICAN FUNDS(R) BALANCED ALLOCATION    SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
PORTFOLIO                                CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                         GREATER EMPHASIS ON GROWTH OF CAPITAL.
AMERICAN FUNDS(R) GROWTH ALLOCATION      SEEKS GROWTH OF CAPITAL.
PORTFOLIO
AMERICAN FUNDS(R) GROWTH PORTFOLIO       SEEKS TO ACHIEVE GROWTH OF CAPITAL.

AMERICAN FUNDS(R) MODERATE ALLOCATION    SEEKS A HIGH TOTAL RETURN IN THE FORM OF
PORTFOLIO                                INCOME AND GROWTH OF CAPITAL, WITH A GREATER
                                         EMPHASIS ON INCOME.
AQR GLOBAL RISK BALANCED PORTFOLIO       SEEKS TOTAL RETURN.


BLACKROCK GLOBAL TACTICAL STRATEGIES     SEEKS CAPITAL APPRECIATION AND CURRENT INCOME.
PORTFOLIO

BLACKROCK LARGE CAP CORE PORTFOLIO       SEEKS LONG-TERM CAPITAL GROWTH.


CLARION GLOBAL REAL ESTATE PORTFOLIO     SEEKS TOTAL RETURN THROUGH INVESTMENT IN REAL
                                         ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL
                                         APPRECIATION AND CURRENT INCOME.
CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO  SEEKS CAPITAL APPRECIATION.


HARRIS OAKMARK INTERNATIONAL PORTFOLIO   SEEKS LONG-TERM CAPITAL APPRECIATION.

INVESCO BALANCED-RISK ALLOCATION         SEEKS TOTAL RETURN.
PORTFOLIO
INVESCO SMALL CAP GROWTH PORTFOLIO       SEEKS LONG-TERM GROWTH OF CAPITAL.

JANUS FORTY PORTFOLIO                    SEEKS CAPITAL APPRECIATION.


JPMORGAN CORE BOND PORTFOLIO             SEEKS TO MAXIMIZE TOTAL RETURN.


JPMORGAN GLOBAL ACTIVE ALLOCATION        SEEKS CAPITAL APPRECIATION AND CURRENT INCOME.
PORTFOLIO

JPMORGAN SMALL CAP VALUE PORTFOLIO       SEEKS LONG-TERM CAPITAL GROWTH.


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO   SEEKS HIGH TOTAL INVESTMENT RETURN THROUGH A
                                         COMBINATION OF CAPITAL APPRECIATION AND
                                         INCOME.
LORD ABBETT BOND DEBENTURE PORTFOLIO     SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY
                                         FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL
                                         RETURN.
LORD ABBETT MID CAP VALUE PORTFOLIO      SEEKS CAPITAL APPRECIATION THROUGH
                                         INVESTMENTS, PRIMARILY IN EQUITY SECURITIES,
                                         WHICH ARE BELIEVED TO BE UNDERVALUED IN THE
                                         MARKETPLACE.

                                         INVESTMENT MANAGER/
PORTFOLIO                                SUB-INVESTMENT MANAGER
---------                                ----------------------

ALLIANCEBERNSTEIN GLOBAL DYNAMIC         METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO                     SUB-INVESTMENT MANAGER: ALLIANCEBERNSTEIN L.P.
AMERICAN FUNDS(R) BALANCED ALLOCATION    METLIFE ADVISERS, LLC
PORTFOLIO

AMERICAN FUNDS(R) GROWTH ALLOCATION      METLIFE ADVISERS, LLC
PORTFOLIO
AMERICAN FUNDS(R) GROWTH PORTFOLIO       METLIFE ADVISERS, LLC; CAPITAL RESEARCH AND
                                         MANAGEMENT COMPANY
AMERICAN FUNDS(R) MODERATE ALLOCATION    METLIFE ADVISERS, LLC
PORTFOLIO

AQR GLOBAL RISK BALANCED PORTFOLIO       METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: AQR CAPITAL
                                         MANAGEMENT, LLC
BLACKROCK GLOBAL TACTICAL STRATEGIES     METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER: BLACKROCK FINANCIAL
                                         MANAGEMENT, INC.
BLACKROCK LARGE CAP CORE PORTFOLIO       METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: BLACKROCK ADVISORS,
                                         LLC
CLARION GLOBAL REAL ESTATE PORTFOLIO     METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: CBRE CLARION
                                         SECURITIES LLC
CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: CLEARBRIDGE
                                         INVESTMENTS, LLC
HARRIS OAKMARK INTERNATIONAL PORTFOLIO   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: HARRIS ASSOCIATES L.P.
INVESCO BALANCED-RISK ALLOCATION         METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER: INVESCO ADVISERS, INC.
INVESCO SMALL CAP GROWTH PORTFOLIO       METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: INVESCO ADVISERS, INC.
JANUS FORTY PORTFOLIO                    METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                         MANAGEMENT LLC
JPMORGAN CORE BOND PORTFOLIO             METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: J.P. MORGAN
                                         INVESTMENT MANAGEMENT INC.
JPMORGAN GLOBAL ACTIVE ALLOCATION        METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER: J.P. MORGAN
                                         INVESTMENT MANAGEMENT INC.
JPMORGAN SMALL CAP VALUE PORTFOLIO       METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: J.P. MORGAN
                                         INVESTMENT MANAGEMENT INC.
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                         COMPANY, L.P.
LORD ABBETT BOND DEBENTURE PORTFOLIO     METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                                         LLC
LORD ABBETT MID CAP VALUE PORTFOLIO      METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: LORD, ABBETT & CO.
                                         LLC



PORTFOLIO                                INVESTMENT OBJECTIVE
---------                                --------------------
MET/EATON VANCE FLOATING RATE PORTFOLIO  SEEKS A HIGH LEVEL OF CURRENT INCOME.


MET/FRANKLIN LOW DURATION TOTAL RETURN   SEEKS A HIGH LEVEL OF CURRENT INCOME, WHILE
PORTFOLIO                                SEEKING PRESERVATION OF SHAREHOLDERS' CAPITAL.
MET/TEMPLETON INTERNATIONAL BOND         SEEKS CURRENT INCOME WITH CAPITAL APPRECIATION
PORTFOLIO#                               AND GROWTH OF INCOME.
METLIFE AGGRESSIVE STRATEGY PORTFOLIO    SEEKS GROWTH OF CAPITAL.
METLIFE BALANCED PLUS PORTFOLIO          SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
                                         CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                         GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE GROWTH STRATEGY PORTFOLIO        SEEKS TO PROVIDE GROWTH OF CAPITAL.
METLIFE MULTI-INDEX TARGETED RISK        SEEKS A BALANCE BETWEEN GROWTH OF CAPITAL
PORTFOLIO                                AND CURRENT INCOME, WITH A GREATER EMPHASIS
                                         ON GROWTH OF CAPITAL.
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION.


MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  SEEKS CAPITAL APPRECIATION.


MORGAN STANLEY MID CAP GROWTH PORTFOLIO  SEEKS CAPITAL APPRECIATION.


OPPENHEIMER GLOBAL EQUITY PORTFOLIO      SEEKS CAPITAL APPRECIATION.


PIMCO INFLATION PROTECTED BOND PORTFOLIO SEEKS MAXIMUM REAL RETURN, CONSISTENT WITH
                                         PRESERVATION OF CAPITAL AND PRUDENT
                                         INVESTMENT MANAGEMENT.
PIMCO TOTAL RETURN PORTFOLIO             SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH
                                         THE PRESERVATION OF CAPITAL AND PRUDENT
                                         INVESTMENT MANAGEMENT.
PIONEER STRATEGIC INCOME PORTFOLIO       SEEKS A HIGH LEVEL OF CURRENT INCOME.


PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO   SEEKS A HIGH LEVEL OF CURRENT INCOME,
                                         CONSISTENT WITH PRESERVATION OF PRINCIPAL.

PYRAMIS(R) MANAGED RISK PORTFOLIO        SEEKS TOTAL RETURN.


SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO   SEEKS CAPITAL APPRECIATION AND CURRENT INCOME.


SSGA GROWTH AND INCOME ETF PORTFOLIO     SEEKS GROWTH OF CAPITAL AND INCOME.


SSGA GROWTH ETF PORTFOLIO                SEEKS GROWTH OF CAPITAL.


T. ROWE PRICE MID CAP GROWTH PORTFOLIO   SEEKS LONG-TERM GROWTH OF CAPITAL.


                                         INVESTMENT MANAGER/
PORTFOLIO                                SUB-INVESTMENT MANAGER
---------                                ----------------------
MET/EATON VANCE FLOATING RATE PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: EATON VANCE
                                         MANAGEMENT
MET/FRANKLIN LOW DURATION TOTAL RETURN   METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER: FRANKLIN ADVISERS, INC.
MET/TEMPLETON INTERNATIONAL BOND         METLIFE ADVISERS, LLC
PORTFOLIO#                               SUB-INVESTMENT MANAGER: FRANKLIN ADVISERS, INC.
METLIFE AGGRESSIVE STRATEGY PORTFOLIO    METLIFE ADVISERS, LLC
METLIFE BALANCED PLUS PORTFOLIO          METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                         MANAGEMENT COMPANY LLC
METLIFE GROWTH STRATEGY PORTFOLIO        METLIFE ADVISERS, LLC
METLIFE MULTI-INDEX TARGETED RISK        METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                         MANAGEMENT, LLC
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                         FINANCIAL SERVICES COMPANY
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                         FINANCIAL SERVICES COMPANY
MORGAN STANLEY MID CAP GROWTH PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MORGAN STANLEY
                                         INVESTMENT MANAGEMENT INC.
OPPENHEIMER GLOBAL EQUITY PORTFOLIO      METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: OPPENHEIMERFUNDS,
                                         INC.
PIMCO INFLATION PROTECTED BOND PORTFOLIO METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                         MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN PORTFOLIO             METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                         MANAGEMENT COMPANY LLC
PIONEER STRATEGIC INCOME PORTFOLIO       METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: PIONEER INVESTMENT
                                         MANAGEMENT, INC.
PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: PYRAMIS GLOBAL
                                         ADVISORS, LLC
PYRAMIS(R) MANAGED RISK PORTFOLIO        METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: PYRAMIS GLOBAL
                                         ADVISORS, LLC
SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: SCHRODER INVESTMENT
                                         MANAGEMENT NORTH AMERICA INC.
SSGA GROWTH AND INCOME ETF PORTFOLIO     METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: SSGA FUNDS
                                         MANAGEMENT, INC.
SSGA GROWTH ETF PORTFOLIO                METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: SSGA FUNDS
                                         MANAGEMENT, INC.
T. ROWE PRICE MID CAP GROWTH PORTFOLIO   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                         ASSOCIATES, INC.


PORTFOLIO                                INVESTMENT OBJECTIVE
---------                                --------------------
                                                       METROPOLITAN FUND
BAILLIE GIFFORD INTERNATIONAL STOCK      SEEKS LONG-TERM GROWTH OF CAPITAL.
PORTFOLIO

BARCLAYS AGGREGATE BOND INDEX PORTFOLIO  SEEKS TO TRACK THE PERFORMANCE OF THE
                                         BARCLAYS U.S. AGGREGATE BOND INDEX.

BLACKROCK BOND INCOME PORTFOLIO          SEEKS A COMPETITIVE TOTAL RETURN PRIMARILY
                                         FROM INVESTING IN FIXED-INCOME SECURITIES.

BLACKROCK CAPITAL APPRECIATION PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.


BLACKROCK LARGE CAP VALUE PORTFOLIO      SEEKS LONG-TERM GROWTH OF CAPITAL.


BLACKROCK MONEY MARKET PORTFOLIO         SEEKS A HIGH LEVEL OF CURRENT INCOME
                                         CONSISTENT WITH PRESERVATION OF CAPITAL.

DAVIS VENTURE VALUE PORTFOLIO            SEEKS GROWTH OF CAPITAL.


FRONTIER MID CAP GROWTH PORTFOLIO        SEEKS MAXIMUM CAPITAL APPRECIATION.


JENNISON GROWTH PORTFOLIO                SEEKS LONG-TERM GROWTH OF CAPITAL.


LOOMIS SAYLES SMALL CAP CORE PORTFOLIO   SEEKS LONG-TERM CAPITAL GROWTH FROM
                                         INVESTMENTS IN COMMON STOCKS OR OTHER EQUITY
                                         SECURITIES.
MET/ARTISAN MID CAP VALUE PORTFOLIO      SEEKS LONG-TERM CAPITAL GROWTH.


MET/DIMENSIONAL INTERNATIONAL SMALL      SEEKS LONG-TERM CAPITAL APPRECIATION.
COMPANY PORTFOLIO

METLIFE CONSERVATIVE ALLOCATION          SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH
PORTFOLIO                                GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.
METLIFE CONSERVATIVE TO MODERATE         SEEKS HIGH TOTAL RETURN IN THE FORM OF INCOME
ALLOCATION PORTFOLIO                     AND GROWTH OF CAPITAL, WITH A GREATER
                                         EMPHASIS ON INCOME.
METLIFE MID CAP STOCK INDEX PORTFOLIO    SEEKS TO TRACK THE PERFORMANCE OF THE
                                         STANDARD & POOR'S MIDCAP 400(R) COMPOSITE
                                         STOCK PRICE INDEX.
METLIFE MODERATE ALLOCATION PORTFOLIO    SEEKS A BALANCE BETWEEN A HIGH LEVEL OF
                                         CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                         GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE MODERATE TO AGGRESSIVE           SEEKS GROWTH OF CAPITAL.
ALLOCATION PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO            SEEKS TO TRACK THE PERFORMANCE OF THE
                                         STANDARD & POOR'S 500(R) COMPOSITE STOCK
                                         PRICE INDEX.

                                         INVESTMENT MANAGER/
PORTFOLIO                                SUB-INVESTMENT MANAGER
---------                                ----------------------

BAILLIE GIFFORD INTERNATIONAL STOCK      METLIFE ADVISERS, LLC
PORTFOLIO                                SUB-INVESTMENT MANAGER: BAILLIE GIFFORD
                                         OVERSEAS LIMITED
BARCLAYS AGGREGATE BOND INDEX PORTFOLIO  METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                         MANAGEMENT, LLC
BLACKROCK BOND INCOME PORTFOLIO          METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: BLACKROCK ADVISORS,
                                         LLC
BLACKROCK CAPITAL APPRECIATION PORTFOLIO METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: BLACKROCK ADVISORS,
                                         LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO      METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: BLACKROCK ADVISORS,
                                         LLC
BLACKROCK MONEY MARKET PORTFOLIO         METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: BLACKROCK ADVISORS,
                                         LLC
DAVIS VENTURE VALUE PORTFOLIO            METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: DAVIS SELECTED
                                         ADVISERS, L.P.
FRONTIER MID CAP GROWTH PORTFOLIO        METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: FRONTIER CAPITAL
                                         MANAGEMENT COMPANY, LLC
JENNISON GROWTH PORTFOLIO                METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: JENNISON ASSOCIATES
                                         LLC
LOOMIS SAYLES SMALL CAP CORE PORTFOLIO   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                         COMPANY, L.P.
MET/ARTISAN MID CAP VALUE PORTFOLIO      METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: ARTISAN PARTNERS
                                         LIMITED PARTNERSHIP
MET/DIMENSIONAL INTERNATIONAL SMALL      METLIFE ADVISERS, LLC
COMPANY PORTFOLIO                        SUB-INVESTMENT MANAGER: DIMENSIONAL FUND
                                         ADVISORS LP
METLIFE CONSERVATIVE ALLOCATION          METLIFE ADVISERS, LLC
PORTFOLIO
METLIFE CONSERVATIVE TO MODERATE         METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO

METLIFE MID CAP STOCK INDEX PORTFOLIO    METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                         MANAGEMENT, LLC
METLIFE MODERATE ALLOCATION PORTFOLIO    METLIFE ADVISERS, LLC


METLIFE MODERATE TO AGGRESSIVE           METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO            METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                         MANAGEMENT, LLC


PORTFOLIO                                INVESTMENT OBJECTIVE
---------                                --------------------
MFS(R) TOTAL RETURN PORTFOLIO            SEEKS A FAVORABLE TOTAL RETURN THROUGH
                                         INVESTMENT IN A DIVERSIFIED PORTFOLIO.

MFS(R) VALUE PORTFOLIO                   SEEKS CAPITAL APPRECIATION.


MSCI EAFE(R) INDEX PORTFOLIO             SEEKS TO TRACK THE PERFORMANCE OF THE MSCI
                                         EAFE(R) INDEX.

NEUBERGER BERMAN GENESIS PORTFOLIO       SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY
                                         OF CAPITAL APPRECIATION.

RUSSELL 2000(R) INDEX PORTFOLIO          SEEKS TO TRACK THE PERFORMANCE OF THE RUSSELL
                                         2000(R) INDEX.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL AND,
                                         SECONDARILY, DIVIDEND INCOME.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH.


VAN ECK GLOBAL NATURAL RESOURCES         SEEKS LONG-TERM CAPITAL APPRECIATION WITH
PORTFOLIO#                               INCOME AS A SECONDARY CONSIDERATION.

WESTERN ASSET MANAGEMENT U.S.            SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT
GOVERNMENT PORTFOLIO                     WITH PRESERVATION OF CAPITAL AND MAINTENANCE
                                         OF LIQUIDITY.

                                         INVESTMENT MANAGER/
PORTFOLIO                                SUB-INVESTMENT MANAGER
---------                                ----------------------
MFS(R) TOTAL RETURN PORTFOLIO            METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                         FINANCIAL SERVICES COMPANY
MFS(R) VALUE PORTFOLIO                   METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                         FINANCIAL SERVICES COMPANY
MSCI EAFE(R) INDEX PORTFOLIO             METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                         MANAGEMENT, LLC
NEUBERGER BERMAN GENESIS PORTFOLIO       METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: NEUBERGER BERMAN
                                         MANAGEMENT LLC
RUSSELL 2000(R) INDEX PORTFOLIO          METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                         MANAGEMENT, LLC
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                         ASSOCIATES, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO METLIFE ADVISERS, LLC
                                         SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                         ASSOCIATES, INC.
VAN ECK GLOBAL NATURAL RESOURCES         METLIFE ADVISERS, LLC
PORTFOLIO#                               SUB-INVESTMENT MANAGER: VAN ECK ASSOCIATES
                                         CORPORATION
WESTERN ASSET MANAGEMENT U.S.            METLIFE ADVISERS, LLC
GOVERNMENT PORTFOLIO                     SUB-INVESTMENT MANAGER: WESTERN ASSET
                                         MANAGEMENT COMPANY

  # These Portfolios are only available to those who have elected the LWG II, the GMIB Plus III, GMIB Plus II, the EDB II or the EDB I.

Some of the investment choices may not be available under the terms of your Contract. Your Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. The BlackRock Money Market Division is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit or the EDB. The Met/Templeton International Bond Investment Division and the Van Eck Global Natural Resources Investment Division are only available to those who have elected the LWG II, the GMIB Plus III, the GMIB Plus II, the EDB II or the EDB I.

Your investment choices also may be limited because:

..   We have restricted the available Investment Divisions.

..   Some of the Investment Divisions are not approved in your state.

INVESTMENT CHOICES WHICH ARE FUND OF FUNDS

The following portfolios available within the Metropolitan Series Fund and Met Investors Series Trust, are "fund of funds":

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio

MetLife Aggressive Strategy Portfolio
MetLife Growth Strategy
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio
MetLife Balanced Plus Portfolio
BlackRock Global Tactical Strategies Portfolio
MetLife Multi-Index Targeted Risk Portfolio
Pyramis(R) Managed Risk Portfolio

"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN OPTIONAL BENEFITS

INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR THE GMIB MAX I AND THE EDB MAX I

If You elect the GMIB Max I and/or the EDB Max I, You may allocate your purchase payments and Account Value among the following investment choices:

(a)AllianceBernstein Global Dynamic Allocation

(b)AQR Global Risk Balanced

(c)BlackRock Global Tactical Strategies

(d)Invesco Balanced-Risk Allocation

(e)JPMorgan Global Active Allocation

(f)MetLife Balanced Plus

(g)MetLife Multi-Index Targeted Risk

(h)Pyramis(R) Managed Risk

(i)Schroders Global Multi-Asset


In addition, You may allocate purchase payments and Account Value to the Barclays Aggregate Bond Index Portfolio and the Pyramis(R) Government Income Portfolio investment choices. You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to a money market portfolio. No other investment choices are available with the GMIB Max I and/or the EDB Max I.


The investment choices listed above (other than the Barclays Aggregate Bond Index Portfolio and the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max I and the EDB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max I and the EDB Max I are not selected may offer the potential for higher returns. Before You select the GMIB Max I or the EDB Max I, You and your financial representative should carefully consider whether the investment choices available with the GMIB Max I and the EDB Max I meet your investment objectives and risk tolerance.

You may also allocate purchase payments to the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are one or more of the investment choices listed above. If You elect the GMIB Max I and/or the EDB Max I, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.

RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER OPTIONAL BENEFIT TERMINATES. If the GMIB Max I optional benefit terminates, or the EDB Max I optional benefit terminates, or if You elected both the GMIB Max I and the EDB Max I optional benefits and they both terminate, the investment allocation restrictions described above will no longer apply and you will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available investment choices, but not to the Fixed Account. However, if you elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will continue to apply. (For information on the termination of the GMIB Max I and EDB Max I optional benefits, see the description of the GMIB Max I in the "Living Benefits--Guaranteed Income Benefits" section and the description of the EDB Max I in the "The Enhanced Death Benefits" section.)

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS--GMIB MAX I AND EDB MAX I. The following subsections describe potential and current restrictions on subsequent purchase payments for the GMIB Max I and EDB Max I. As of the date of this prospectus, only contracts issued with the GMIB Max I or the GMIB Max I and EDB Max I during the time period specified in the "Current Restrictions on Subsequent Purchase Payments" section below are subject to restrictions on subsequent purchase payments.

Potential Restrictions on Subsequent Purchase Payments. In the future, we may choose not to permit owners of existing Contracts with the GMIB Max I to make subsequent purchase payments if: (a) the GMIB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the GMIB Max I offered to new customers (for example, if we change the GMIB Max I charge; see your Contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit owners of existing Contracts with the EDB Max I to make subsequent purchase payments if: (a) the EDB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the EDB Max I offered to new customers (see your Contract schedule for a list of the changes). We will notify owners of Contracts with the GMIB Max I and/or the EDB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."

Current Restrictions on Subsequent Purchase Payments. If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the New York Stock Exchange on September 30, 2011 and on or before October 7, 2011, and You elected the GMIB Max I optional benefit and/or the EDB Max I optional benefit, we will not accept subsequent Purchase Payments from You after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent Purchase Payment received after February 24, 2012 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the New York Stock Exchange on February 24, 2012.

INVESTMENT ALLOCATION RESTRICTIONS--CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If You elect GMIB Max I or EDB Max I and You are a California purchaser aged 60 and older, You may allocate your purchase payments to the BlackRock Money Market Portfolio during the free look period. After the free look expires, your Account Value will automatically be transferred to one or more of the investment choices listed above, according to the allocation instructions You have given us. If you allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look period, we will give you back your purchase payments. If You do not allocate your purchase payments to the BlackRock Money Market Portfolio and the Contract is cancelled during the free look, You will only be entitled to a refund of the Contract's Account Value, which may be less than the purchase payments made to the Contract.

INVESTMENT ALLOCATION AND OTHER PURCHASE PAYMENT RESTRICTIONS FOR THE GMIB PLUS III, THE GMIB PLUS II, THE LWG II, THE EDB II AND THE EDB I

If You elect the LWG II, the GMIB Plus III, the GMIB Plus II, the EDB II, or the EDB I, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option
(B) (the "Option (B) Investment Allocation Restrictions") below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See "Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies" in this section and the charts titled "Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs" and "Optional Automated Investment Strategies").

(A)You must allocate:

  . 100% of your purchase payments or Account Value among the AllianceBernstein Global Dynamic Allocation Investment Division, American Funds(R) Balanced Allocation Investment Division, American Funds(R) Moderate Allocation Investment Division, AQR Global Risk Balanced Investment Division, BlackRock Global Tactical Strategies Investment Division, Invesco Balanced-Risk Allocation Investment Division, JPMorgan Global Active Allocation Investment Division, MetLife Balanced Plus Investment Division, MetLife Conservative Allocation Investment Division, MetLife Conservative to Moderate Allocation Investment Division, MetLife Moderate Allocation Investment Division, MetLife Multi-Index Targeted Risk Investment Division, Pyramis(R) Managed Risk Investment Division Schroders Global Multi-Asset Investment Division, SSgA Growth and Income ETF Investment Division, BlackRock Money Market Investment Division, and/or the Fixed Account and the BlackRock Money Market Investment Division (where available) (you may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Investment Divisions; you may not allocate purchase payments to the Dollar Cost Averaging programs).

   OR

(B)You must allocate:

  . at least 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Money Market Investment Division (where available);

  . up to 70% of purchase payments or Account Value to Platform 2 investment choices;

  . up to 15% of purchase payments or Account Value to Platform 3 investment choices; and

  . up to 15% of purchase payments or Account Value to Platform 4 investment choices.

SUBSEQUENT PURCHASE PAYMENTS

Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.

EXAMPLE:
Your Account Value is $100,000 and You have allocated 70% to the American Funds(R) Growth Investment Division and 30% to the PIMCO Total Return Investment Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Investment Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Investment Division.

The investment choices in each platform are as follows:

PLATFORM 1
                BARCLAYS AGGREGATE BOND INDEX
                BLACKROCK BOND INCOME
                JP MORGAN CORE BOND
                MET/FRANKLIN LOW DURATION TOTAL RETURN
                PIMCO INFLATION PROTECTED BOND
                PIMCO TOTAL RETURN
                PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO
                WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
PLATFORM 2
                ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION  LORD ABBETT BOND DEBENTURE
                AMERICAN FUNDS(R) GROWTH                     METLIFE AGGRESSIVE STRATEGY
                AMERICAN FUNDS GROWTH-INCOME                 METLIFE BALANCED PLUS
                BAILLIE GIFFORD INTERNATIONAL STOCK          METLIFE MULTI-INDEX TARGETED RISK
                AQR GLOBAL RISK BALANCED                     METLIFE STOCK INDEX
                                                             MFS(R) RESEARCH INTERNATIONAL
                BLACKROCK CAPITAL APPRECIATION               MFS(R) TOTAL RETURN
                BLACKROCK GLOBAL TACTICAL STRATEGIES         MFS(R) VALUE
                BLACKROCK LARGE CAP CORE                     MSCI EAFE(R) INDEX
                BLACKROCK LARGE CAP VALUE                    OPPENHEIMER GLOBAL EQUITY
                DAVIS VENTURE VALUE                          PIONEER STRATEGIC INCOME
                HARRIS OAKMARK INTERNATIONAL                 PYRAMIS MANAGED RISK
                INVESCO BALANCED-RISK ALLOCATION             SCHRODERS GLOBAL MULTI-ASSET
                JANUS FORTY                                  T. ROWE PRICE LARGE CAP GROWTH
                JENNISON GROWTH
                JPMORGAN GLOBAL ACTIVE ALLOCATION
                CLEARBRIDGE AGGRESSIVE GROWTH
                LOOMIS SAYLES GLOBAL MARKETS
PLATFORM 3
                FRONTIER MID CAP GROWTH
                LORD ABBETT MID CAP VALUE
                MET/ARTISAN MID CAP VALUE
                METLIFE MID CAP STOCK INDEX
                MORGAN STANLEY MID CAP GROWTH
                T. ROWE PRICE MID CAP GROWTH
PLATFORM 4
                AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                CLARION GLOBAL REAL ESTATE
                INVESCO SMALL CAP GROWTH
                JP MORGAN SMALL CAP VALUE
                LOOMIS SAYLES SMALL CAP CORE
                MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY
                MET/EATON VANCE FLOATING RATE
                MET/TEMPLETON INTERNATIONAL BOND
                MFS(R) EMERGING MARKETS EQUITY
                NEUBERGER BERMAN GENESIS
                RUSSELL 2000(R) INDEX
                RCM TECHNOLOGY
                T. ROWE PRICE SMALL CAP GROWTH
                VAN ECK GLOBAL NATURAL RESOURCES

For Contracts for which applications and necessary information were received at your Administrative Office, in Good Order, before the close of the New York Stock Exchange on May 1, 2009, the following Investment Divisions are also available under Option (A): American Funds(R) Growth Allocation Investment Division, MetLife Growth Strategy Investment Division, MetLife Moderate to Aggressive Allocation Investment Division and SSgA Growth ETF Investment Division. In addition, the following investment allocation restrictions apply under Option (B): You must allocate at least 15% of purchase payments or Account Value to Platform 1 investment choices and/or the Fixed Account and the BlackRock Money Market Investment Division (where available) and You may allocate up to 85% of purchase payments or Account Value to Platform 2 investment choices (the percentages for Platforms 3 and 4 are the same as those listed above).

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS--GMIB PLUS II, GMIB PLUS III, ENHANCED GWB, LWG II, EDB I AND EDB II

Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II.

You still will be permitted to transfer your Account Value among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.

We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "When We Can Cancel Your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.

In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax qualified plan or tax-qualified investment.

If your Contract was issued in one of the following states, this restriction does NOT apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Pennsylvania, Texas, Utah, or Washington.

OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAM, OPTIONAL DOLLAR COST AVERAGING PROGRAMS AND AUTOMATED INVESTMENT STRATEGIES. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Fixed Account Value must be allocated to the same Investment Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).

YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Value. We will provide You with prior written notice of any changes in classification of investment choices.

REBALANCING. If You choose to allocate according to Option (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.

CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under Option (B) at anytime by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

TRANSFERS. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.

ADDITIONAL INFORMATION. The Investment Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Contracts. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the "Table of Expenses" for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the "Table of Expenses" and "Who Sells the Contracts". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

PORTFOLIO SELECTION. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Contracts".)

THE ANNUITY CONTRACT

   This Prospectus describes the following Contracts under which You can accumulate money:


  .   Non-Qualified

  .   Traditional IRAs (Individual Retirement Annuities)

  .   Roth IRAs (Roth Individual Retirement Annuities)


OPTIONAL AUTOMATED INVESTMENT STRATEGIES, OPTIONAL DOLLAR COST AVERAGING AND OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAMS

   There are two optional automated investment strategies, two optional dollar cost averaging programs (the Equity Generator and the Allocator), and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and programs to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:

  . The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities.

  . The Equity Generator(R) and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. The Equity Generator and the Allocator dollar cost averaging programs are not available with the GMIB Max I or the EDB Max I.

  .   The Index Selector(R) is not available if You choose the Option
      (B) Investment Allocation Restrictions. The Moderate to Aggressive and Aggressive Models are not available with the EDB II, EDB I, the GMIB Plus III, the GMIB Plus II or the LWG II. The Index Selector is not available if You choose the GMIB Max I or the EDB Max I.

  .   Quarterly rebalancing is automatic if You choose the Option
      (B) Investment Allocation Restrictions.

  . You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.

  . You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer(R) in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.

These features are available to You without any additional charges. As with any investment program, none of them can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time.

DOLLAR COST AVERAGING AND ENHANCED DOLLAR COST AVERAGING PROGRAMS

If you make a subsequent purchase payment while a dollar cost averaging program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to the dollar cost averaging program or the Enhanced Dollar Cost Averaging program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Investment Divisions you selected under the dollar cost averaging program or the Enhanced Dollar Cost Averaging program. Any purchase payments received after the dollar cost averaging program or Enhanced Dollar Cost Averaging program has ended will be allocated as described in "Purchase Payments--Allocation of Purchase Payments".

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any Investment Division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE ALLOCATOR/SM/: Each month a dollar amount You choose is transferred from the Fixed Account to any of the Investment Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Fixed Account Value is exhausted, this strategy is automatically discontinued.

ENHANCED DOLLAR COST AVERAGING PROGRAM: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Investment Divisions You choose, unless your destination Investment Division is restricted because You have elected certain optional benefits or the Index Selector(R). While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Investment Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or upon notice of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and any remaining dollar amounts will be transferred to the default funding options in accordance with the percentages you have chosen for the Enhanced Dollar Cost Averaging program unless You have instructed Us otherwise. We may impose minimum purchase payments and other restrictions to utilize this program.

                                   EXAMPLE:

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                               Transferred from
                                                                                                  EDCA Fixed
                                                                                EDCA 6-Month  Account to Selected
                                                                                   Program        Investment
                                                                 Date  Amount   Interest Rate     Division(s)
                                                             -------- --------- ------------- -------------------
A   Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
    Program Initial Purchase Payment                           5/1     $12,000*     3.00%           $2,000*
-----------------------------------------------------------------------------------------------------------------
B                                                              6/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
C                                                              7/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent Purchase Payment                                8/1    $18,000**     3.00%          $5,000**
-----------------------------------------------------------------------------------------------------------------
E                                                              9/1                                  $5,000
-----------------------------------------------------------------------------------------------------------------
F                                                              10/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
G                                                              11/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
H                                                              12/1                                $4,173.97
-----------------------------------------------------------------------------------------------------------------

    * $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

    ** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.

Upon notice of death, your participation in any dollar cost averaging program is terminated.

OPTIONAL AUTOMATED INVESTMENT STRATEGIES

THE REBALANCER(R): You select a specific asset allocation for your entire Account Value from among the Investment Divisions and the Fixed Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency You select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.


THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is divided among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Investment Divisions and the Fixed Account (or the BlackRock Money Market Investment Division where the Fixed Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Investment Divisions and the Fixed Account (or the BlackRock Money Market Investment Division) is brought back to the selected model percentage by transferring amounts among the Investment Divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.


You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Investment Divisions are those in the Index Selector model You have selected.

If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to an Investment Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

The chart below summarizes the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs and the automated investment strategies:

        Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs


You may choose one:            B Class            B Plus Class            C Class            L Class           R Class
-------------------            -------            ------------            -------            -------           -------
 EquityGenerator                Yes                   Yes                   No                Yes               Yes
--------------------------------------------------------------------------------------------------------------------------------
 Allocator                      Yes                   Yes                   No                Yes               Yes
--------------------------------------------------------------------------------------------------------------------------------
Not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an
EDB. Not available with the GMIB Max I or the EDB Max I.
--------------------------------------------------------------------------------------------------------------------------------
 EDCA                           Yes                   No                    No                Yes               Yes
--------------------------------------------------------------------------------------------------------------------------------
Not available to the B Plus and the C Class Contracts. May not be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates. Restrictions apply to destination Investment Divisions with any living benefit, (except for the GMIB II and the Enhanced GWB), an EDB and the Index Selector.
--------------------------------------------------------------------------------------------------------------------------------


        Optional Automated Investment Strategies

You may choose one:               B Class           B Plus Class           C Class           L Class          R Class
-------------------               -------           ------------           -------           -------          -------
  Rebalancer                       Yes                  Yes                 Yes               Yes              Yes
------------------------------------------------------------------------------------------------------------------------------
Automatic if You choose the Option (B) Investment Allocation Restrictions.
------------------------------------------------------------------------------------------------------------------------------
  IndexSelector                    Yes                  Yes                 Yes               Yes              Yes
------------------------------------------------------------------------------------------------------------------------------
Not available if You choose the Option (B) Investment Allocation Restrictions. The Moderate to Aggressive and Aggressive
Models are not available with the EDB II, the EDB I, the GMIB Plus III, the GMIB Plus II or the LWG II. Not available with the
GMIB Max I or the EDB Max I.
------------------------------------------------------------------------------------------------------------------------------

We will terminate all transactions under any automatic investment strategy upon notification of your death.

PURCHASE PAYMENTS

     Te reserve the right to reject any Purchase Payment.


A purchase payment is the money You give us to invest in the Contract. The initial purchase payment is due on the date the Contract is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.

GENERAL REQUIREMENTS FOR PURCHASE PAYMENTS.   The following requirements apply
to initial and subsequent purchase payments.

  . The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract.

  . The B Class and R Class minimum initial purchase payment is $2,000 for the Traditional IRA and Roth IRA Contracts.

  . The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500.

  . The minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA is $100.

  .   The B Plus Class Contract minimum initial purchase payment $10,000.

  .   The C Class and L Class minimum initial purchase payment is $25,000.

  . We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.

  . If you are purchasing the Contract as the Beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

  . You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.

  . The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.

  . We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.

  . We will issue the B, C, L or R Class Contract to You before your 86th birthday. We will issue the B Plus Class Contract to You before your 81st birthday. We will accept your purchase payments until the oldest Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) reaches age 91.

The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

-----------------------------------------------------------------------------------------------

                                 B Class       B Plus Class  C Class  L Class      R Class
                             ----------------  ------------  -------- -------- ----------------
Initial Purchase Payment         $5,000          $10,000     $25,000  $25,000      $5,000
                                ($2,000:                                          ($2,000:
                             Traditional IRA                                   Traditional IRA
                              and Roth IRA)                                     and Roth IRA)
-----------------------------------------------------------------------------------------------
Subsequent Purchase Payment       $500            $500        $500     $500         $500
-----------------------------------------------------------------------------------------------
                             (or any amount we are required to accept under applicable tax law)
-----------------------------------------------------------------------------------------------
Debit Authorizations
-----------------------------------------------------------------------------------------------
 Initial                          $500           $10,000     $25,000  $25,000       $500
                                 ($100:                                            ($100:
                             Traditional IRA                                   Traditional IRA
                                and Roth                                          and Roth
                                  IRA)                                              IRA)
-----------------------------------------------------------------------------------------------
 Subsequent                       $100            $100        $100     $100         $100
-----------------------------------------------------------------------------------------------
                             (or any amount we are required to accept under applicable tax law)
-----------------------------------------------------------------------------------------------

RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS.   We may restrict your ability to
make subsequent purchase payments. We will notify you in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.

  . Purchase payments may be limited by Federal tax laws or regulatory requirements.

  . Purchase payments may be limited by our right to limit the total of your purchase payments to $1,000,000.

  . We reserve the right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).

  . We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.

  . Certain optional benefits have current and potential restrictions on subsequent purchase payments that are described in more detail. For more information, see these subsections: "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits--Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I" and "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I--Restrictions on Subsequent Purchase Payments--GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, the Dollar Cost Averaging (DCA) Program, if available, and the Investment Divisions. If You make a subsequent purchase payment while a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging Program is in effect, We will not allocate the subsequent purchase payment to a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging Program unless you tell us to do so. Instead, unless you give us other instructions, We will allocate the additional purchase payment directly to the same destination Investment Divisions you selected under the Enhanced Dollar Cost Averaging or Dollar Cost Averaging Program. (see "The Annuity Contract--Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs.") You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when We receive your request for a change. Unless We have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after We receive the request. See "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits", "Enhanced Death Benefit", "Guaranteed Income Benefits" and "Guaranteed Withdrawal Benefits" for allocation restrictions if You elect certain optional benefits.

DEBIT AUTHORIZATIONS

You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an EDB or any of the optional Living Benefits), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

[_]First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_]Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and

[_]Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE


   You may make tax-free transfers among Investment Divisions or between the Investment Divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an Investment Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:

..   The percentage or dollar amount of the transfer;

..   The Investment Divisions (or Fixed Account) from which You want the money to be transferred;

..   The Investment Divisions (or Fixed Account) to which You want the money to be transferred; and

..   Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Account (if otherwise available) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value is equal to or exceeds our maximum for Fixed Account allocations (i.e., $1,000,000).

Please see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" for transfer restrictions in effect if You have the EDB Max I, the EDB II, the EDB I, the GMIB Max I, the GMIB Plus III, the GMIB Plus II or the LWG II.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

We may require You to use our original forms.

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from Contract Owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (i.e., American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, JPMorgan Small Cap Value, Loomis Sayles Small Cap Core, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, MFS(R) Research International, Met/Eaton Vance Floating Rate, Met/Dimensional International Small Company, Met/Templeton International Bond, MSCI EAFE(R) Index, Neuberger Berman Genesis, Russell 2000(R) Index, T. Rowe Price Small Cap Growth, Oppenheimer Global Equity, Pioneer Strategic Income and Van Eck Global Natural Resources -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/ reallocation limits, we require future requests to or from any Monitored Portfolio under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/reallocations, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high

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
cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocations requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocations requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

ACCESS TO YOUR MONEY


   You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The Investment Divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which You want the money to be withdrawn.

Your withdrawal may be subject to Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive under a pay-out option.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that You selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any Investment Divisions in which You then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.

MINIMUM DISTRIBUTIONS

In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. We will terminate your participation in the program upon notification of your death.

CHARGES


  There are two types of charges You pay while You have money in an Investment Division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Contract.

SEPARATE ACCOUNT CHARGE

Each class of the Contract has a different annual Separate Account charge that is expressed as a percentage of the average Account Value. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

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

The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase of the Contract.

                          SEPARATE ACCOUNT CHARGES/1/

                                                        B CLASS B PLUS CLASS/2/ C CLASS L CLASS R CLASS
                                                        ------- --------------  ------- ------- -------
Separate Account charge with Standard Death Benefit/3/.  1.25%       1.80%       1.65%   1.50%   1.15%
 Optional Annual Step-Up Death Benefit.................  0.20%       0.20%       0.20%   0.20%   0.20%
 Optional Earnings Preservation Benefit/4/.............   .25%        .25%        .25%    .25%    .25%

  /1/ We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions.

        We reserve the right to impose an additional Separate Account charge on Investment Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Investment Divisions.

  /2/ The Separate Account charge for the B Plus Class will be reduced by 0.55% after You have held the Contract for nine years.

  /3/   The Separate Account charge includes the Standard Death Benefit.

  /4/ The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Each class of shares available to the Contracts has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of the Met Investors Fund, which are Class C and have a 0.55% 12b-1 Plan fee and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E and has a 0.15% 12b-1 Plan fee). Class 2 shares of the available American Funds(R) have a 0.25% 12b-1 Plan fee. Amounts for each Investment Division for the previous year are listed in the "Table of Expenses".

ANNUAL CONTRACT FEE

  TThere is a $30 Annual Contract Fee. This fee is waived if your Account Value is at least $50,000. It is deducted on a pro-rata basis from the Investment
Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.

TRANSFER FEE

We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Investment Division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.

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

OPTIONAL ENHANCED DEATH BENEFITS

The EDB Max I and the EDB II are each available for an additional charge of 0.60% for issue ages 69 or Younger and 1.15% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. If You elect an Optional Step-Up we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. For Contracts issued from May 4, 2009, through July 16, 2010, the charge for the EDB I is 0.75% of the Death Benefit Base for issue ages 0-69 and 0.95% of the Death Benefit Base for issue ages 70-75. For Contracts issued on or before May 1, 2009, the charge for the EDB I is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.90% of the Death Benefit Base for issue ages 70-75 and, if You elect both the GMIB Plus II and the EDB I, the percentage charge for the EDB I is reduced by 0.05%.

If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an EDB optional benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, no EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS

The GMIB Max I, the GMIB Plus III, the GMIB Plus II and the GMIB II are each available for an additional charge equal to a percentage of the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value.

If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment.

If a GMIB optional benefit is terminated for the following reasons, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect:

  . the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract);

  . because it is the 30th day following the Contract Anniversary prior to your 86th birthday (for GMIB II or GMIB Plus I) or 91st birthday (for GMIB Plus II, GMIB Plus III or GMIB Max I); or

  . the Guaranteed Principal Option is exercised (only applicable to GMIB Plus II, GMIB Plus III and GMIB Max I).

If You elect an Optional Step-Up we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. (See below for certain versions of the GMIB Plus II optional benefit for which We are currently increasing the optional benefit charge upon an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later.)

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

For the GMIB Max I and the GMIB Plus III the charge is 1.00% of the guaranteed minimum income base. (For New York State only: For Contracts issued before May 1, 2011, the GMIB Plus III charge is 0.95% of the guaranteed minimum income base.)

For GMIB Plus II Contracts issued on or before February 23, 2009, the optional benefit charge is 0.80% of the guaranteed minimum income base. For GMIB Plus II Contracts issued on or after February 24, 2009, the optional benefit charge is 1.00% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus II optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the optional step-up occurs.

(For New York State only: For Contracts issued on or before February 23, 2009, the GMIB Plus optional benefit charge is 0.75% of the guaranteed minimum income base, and for Contracts issued on or after February 24, 2009, the GMIB Plus optional benefit charge is 0.95% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.15% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the optional step-up occurs.)

The GMIB II charge is 0.50% of the guaranteed minimum income base and is deducted at the end of the Contract Year in the same manner as described above.

OPTIONAL GUARANTEED WITHDRAWAL BENEFITS

The LWG II is available for an additional charge of a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus). The percentage is deducted for the prior Contract Year on the Contract Anniversary, after applying any applicable Compounding Income Amount, and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. The LWG II is available for an additional charge of 1.25% for the Single Life Version and 1.50% for the Joint Life Version. If You elect Automatic Annual Step-Ups, we may increase the LWG II charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of (a) the maximum Automatic Annual Step-Up charge (1.60% for the Single Life Version or 1.80% for the Joint Life Version) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.

If the LWG II is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.

The Enhanced GWB is available for an additional charge of a percentage of the Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Reset by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. The charge for the Enhanced GWB is 0.55%. If You elect an Optional Reset, we may increase the Enhanced GWB charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the Optional Reset, but no more than a maximum of 1.00%.

If the Enhanced GWB is in effect, the charge will not continue if your Benefit Base equals zero.

PREMIUM AND OTHER TAXES


   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently depend on the Contract You purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES


   A Withdrawal Charge may apply if You withdraw purchase payments that were credited to your Contract. There are no Withdrawal Charges for the C Class
Contract or in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charge Applies"). To determine the Withdrawal Charge for the Contracts, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or Investment Division from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) Earnings in your Contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); (2) The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) Purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the Investment Divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Value that is less than the minimum required.

The Withdrawal Charge on purchase payments withdrawn for each class is as follows:


NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE PAYMENT  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------------------------------  ------- ------------ ------- ------- -------
                    0.....................................    7%        8%       None      7%      8%
                    1.....................................    6%        8%                 6%      8%
                    2.....................................    6%        7%                 5%      7%
                    3.....................................    5%        6%                 0%      6%
                    4.....................................    4%        5%                 0%      5%
                    5.....................................    3%        4%                 0%      4%
                    6.....................................    2%        3%                 0%      3%
                    7.....................................    0%        2%                 0%      2%
                    8.....................................    0%        1%                 0%      1%
                    9 and thereafter......................    0%        0%                 0%      0%

The Withdrawal Charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of Withdrawal Charges we collect.

FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the withdrawal charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Death Benefit - Generally" and "Living Benefits". The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.

WHEN NO WITHDRAWAL CHARGE APPLIES


In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.

You do not pay a Withdrawal Charge:

..   If You have a C Class Contract.

..   On transfers You make within your Contract among the Investment Divisions and transfers to or from the Fixed Account.

..   On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.

..   If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.

..   If You die during the pay-in phase. Your Beneficiary will receive the full death benefit without deduction.

..   If your Contract permits and your spouse is substituted as the owner of the
    Contract and continues the Contract, that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

..   If You withdraw only your earnings from the Investment Divisions.

..   During the first Contract Year, if You are in the Systematic Withdrawal
    Program, and You withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.

..   After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

..   If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Internal Revenue Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if You have a Non-Qualified or Roth IRA Contract.

..   If You accept an amendment converting your Traditional IRA Contract to a
    Roth IRA Contract.

..   If You properly "recharacterize" as permitted under Federal tax law your
    Traditional IRA Contract or a Roth IRA Contract using the same Contract.

..   This Contract feature is only available if You are less than 86 years old on the Contract issue date. After the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:

  . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts.; or

  . Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).


..   This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.


..   If You have transferred money which is not subject to a Withdrawal Charge
    (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.

..   Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.

GENERAL. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.

FREE LOOK

   You may cancel your Contract within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Value as of the date your refund request is received at your Administrative Office in Good Order.

Any Bonus does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Value, the refunded amount will include any investment performance attributable to the 6% credit. If there are any losses from investment performance attributable to the 6% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide You under your Contract is that your Beneficiaries will be protected during the "pay-in" phase against market downturns. You name your Beneficiary(ies).

If You intend to purchase the Contract for use with a Traditional IRA or Roth IRA, see "Income Taxes" for a discussion concerning IRAs.

The Standard Death Benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the EDB Max I, the EDB II, the EDB I and the Earnings Preservation Benefit) are described in the "Optional Death Benefits" section. Check your Contract and optional benefits for the specific provisions applicable to You. You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You may not elect the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit (EDB Max I, EDB II or EDB I). The Earnings Preservation Benefit could be elected with the EDB II in Contracts issued before May 1, 2011, and with the EDB I.

The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a contract, please check your contract and optional death benefits for the specific provisions applicable to You.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.

Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Investment Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds or under other settlement options that we may make available. If You purchased the Contract as a deceased person's Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See "Income Taxes" for more information.

If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.

If You are a natural person and You change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract

Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Value on the date of the change in Contract Owner.

SPOUSAL CONTINUATION. If the Beneficiary is your spouse, the Beneficiary may be substituted as the owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in an Investment Division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable Withdrawal Charges except for that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

If the spouse continues the Contract, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes a GMIB optional benefit or both the GMIB and an EDB optional benefit, the Annual Increase Amount for the GMIB optional benefit or both the GMIB and EDB optional benefits is also reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract.

Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.

"STRETCH IRA" CONTRACTS. We permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit. We issue a new Contract to your Beneficiary to facilitate the distribution of payments. The designated Beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated Beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same contract class as your Contract, except, if You had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the Beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an Investment Division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the Beneficiary. Your Beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable Withdrawal Charges. The Beneficiary may be permitted to choose some optional benefits available under the Contract, but certain Contract provisions or programs may not be available.

If your Beneficiary holds the Traditional IRA Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary would be reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. If the Contract has the optional GMIB, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. At the death of the Beneficiary, the Beneficiary's Beneficiary may be limited by tax law as to the method of distribution of any death benefit.

"STRETCH NON-QUALIFIED" CONTRACTS. If available in your state, we permit your Beneficiary to hold the Non-Qualified Contract in your name after your death for his/her benefit. We issue a new Contract to your Beneficiary to facilitate the distribution of payments. The designated Beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated Beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same Contract class as your Contract, except, if You had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the Beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an Investment Division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the Beneficiary. Your Beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other non-qualified contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable Withdrawal Charges. The Beneficiary may be permitted to choose some of the optional benefits available under the Contract, but no optional living benefit options are available and certain Contract provisions or programs may not be available.

If your Beneficiary holds the Non-Qualified Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary or Highest Anniversary Value as of each Contract Anniversary, would be reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. If the Contract has an optional GMIB, the Annual Increase Amount is reset to the Account Value which has been adjusted to include the death benefit on the date the Beneficiary then holds the Contract. At the death of the Beneficiary, the Beneficiary's Beneficiary may be limited by tax law and our administrative procedures as to the available methods and period of distribution of any death benefit.

TOTAL CONTROL ACCOUNT. The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

EDB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase an EDB.

STANDARD DEATH BENEFIT

The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payment less partial withdrawals; or (3) your "Highest Anniversary Value" (as described below) as of each fifth Contract Anniversary.

If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:

1. Your Account Value; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or

3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the Highest Anniversary Value is your initial purchase payment;

   . Increase the Highest Anniversary Value by each subsequent purchase payment;

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

      . Increase the Highest Anniversary Value by each subsequent purchase payment or

      . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value before the withdrawal.

                                   EXAMPLE:


------------------------------------------------------------------------------------------------------
                                                           Date                       Amount
                                               ------------------------------ ------------------------
A   Initial Purchase Payment                             10/1/2013                   $100,000
------------------------------------------------------------------------------------------------------
B   Account Value                                        10/1/2014                   $104,000
                                               (First Contract Anniversary)
------------------------------------------------------------------------------------------------------
C   Death Benefit                                     As of 10/1/2014                $104,000
                                                                              (= greater of A and B)
------------------------------------------------------------------------------------------------------
D   Account Value                                        10/1/2015                    $90,000
                                               (Second Contract Anniversary)
------------------------------------------------------------------------------------------------------
E   Death Benefit                                        10/1/2015                   $100,000
                                                                              (= greater of A and D)
------------------------------------------------------------------------------------------------------
F   Withdrawal                                           10/2/2015                    $9,000
------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                10/2/2015                      10%
                                                                                      (= F/D)
------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                       10/2/2015                    $81,000
                                                                                      (= D-F)
------------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal          As of 10/2/2015                 $90,000
                                                                                   (= A-(A X G))
------------------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2015                    $90,000
                                                                              (= greater of H and I)
------------------------------------------------------------------------------------------------------
K   Account Value                                        10/1/2018                   $125,000
------------------------------------------------------------------------------------------------------
L   Death Benefit (Highest Anniversary Value)         As of 10/1/2018                $125,000
                                                    (Fifth Anniversary)       (= greater of I and K)
------------------------------------------------------------------------------------------------------
M   Account Value                                        10/2/2018                   $110,000
------------------------------------------------------------------------------------------------------
N   Death Benefit                                     As of 10/2/2018                $125,000
                                                                              (= greatest of I, L, M)
------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

Account Values on 10/1/15 and 10/2/15 are assumed to be equal prior to the withdrawal.

OPTIONAL DEATH BENEFITS

ANNUAL STEP-UP DEATH BENEFIT


   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Value; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value immediately before the withdrawal.

You may not purchase this benefit if You are 78 years of age or older.

The Annual Step-Up Death Benefit is available for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:

-------------------------------------------------------------------------------------------------------------
                                                                   Date                       Amount
                                                       ------------------------------ -----------------------
A   Initial Purchase Payment                                     10/1/2013                   $100,000
-------------------------------------------------------------------------------------------------------------
B   Account Value                                                10/1/2014                   $104,000
                                                       (First Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)                 As of 10/1/2014                $104,000
                                                                                      (= greater of A and B)
-------------------------------------------------------------------------------------------------------------
D   Account Value                                                10/1/2015                   $90,000
                                                       (Second Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year Anniversary)            10/1/2015                   $104,000
                                                                                      (= greater of B and D)
-------------------------------------------------------------------------------------------------------------
F   Withdrawal                                                   10/2/2015                    $9,000
-------------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                        10/2/2015                     10%
                                                                                             (= F/D)
-------------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                               10/2/2015                   $81,000
                                                                                             (= D-F)
-------------------------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for Withdrawal          As of 10/2/2015                $93,600
                                                                                          (= E-(E X G))
-------------------------------------------------------------------------------------------------------------
J   Death Benefit                                                10/2/2015                   $93,600
                                                                                      (= greater of H and I)
-------------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

The Account Values on 10/1/15 and 10/2/15 are assumed to be equal prior to the withdrawal.

ENHANCED DEATH BENEFITS

EDB MAX I

The EDB Max I is no longer available for purchase. The EDB Max I was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and you either (a) had not elected any living benefit or (b) had elected the GMIB Max I. If You select the EDB Max I, You may not select the Earnings Preservation Benefit. The EDB Max I is not available with a B Plus Class or C Class Contract in Washington or New York State. The Enhanced Death Benefit ("EDB") optional benefits are referred to in your Contract and optional benefit as the "Guaranteed Minimum Death Benefit" or "GMDB".

DESCRIPTION OF THE EDB MAX I.

If You select the EDB Max I, the amount of the death benefit will be the greater of:

(1)The Account Value; or

(2)The Death Benefit Base.

The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 6% per year.

The Death Benefit Base is the greater of (a) or (b) below:

   (a)Highest Anniversary Value: On the date we issue your contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

   (b)Annual Increase Amount: On the date we issue your contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit Base under the EDB Max I that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."

Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is the greater of:

   (a)6%; or

   (b)the required minimum distribution rate (as defined below).

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under the (i) Systematic Withdrawal Program (up to a maximum of 6% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

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On the first Contract Anniversary, "at the beginning of the Contract Year"
means on the issue date, on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB Max I" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by the Annual Increase Amount at the beginning of the Contract Year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 6% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the EDB.

After the Contract Anniversary immediately prior to the owner's 91st birthday, the Annual Increase Rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or

   (b)(1) if total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a), immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 591/2, a 10% Federal income tax penalty may apply.

OPTIONAL STEP-UP

On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate or the

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Annual Increase Amount (6%). As described below, an Optional Step-Up resets the
Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT
TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE EDB MAX I CHARGE TO A
RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest joint owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Max I optional benefit and the EDB Max I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

   a) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and

   b) may reset the EDB Max I charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%), or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

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On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the Optional Step-Up.

INVESTMENT ALLOCATION RESTRICTIONS FOR THE EDB MAX I. For a detailed description of the EDB Max I investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."

If You elect the EDB Max I, You may not participate in any dollar cost averaging program. However, You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.

If You elect the EDB Max I, You must allocate 100% of your Purchase Payments and Account Value among the Investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I." and You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to a money market portfolio.

The investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I." (other than the Barclays Aggregate Bond Index Portfolio and the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the EDB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if the EDB Max I is not selected may offer the potential for higher returns. Before You select the EDB Max I, You and your sales representative should carefully consider whether the investment choices available with EDB Max I meet your investment objectives and risk tolerance.

RESTRICTIONS ON INVESTMENT ALLOCATIONS IF THE EDB MAX I TERMINATES. If the EDB Max I terminates, the investment allocation restrictions described in "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will no longer apply and you will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Account. However, if you elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will continue to apply.

POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR EDB MAX I. In the future, we may choose not to permit owners of existing Contracts with the EDB Max I to make subsequent purchase payments if: (a) the EDB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the EDB Max I offered to new customers (for example, if we change the EDB Max I charge; see your Contract schedule for a list of the other changes). We will notify owners of Contracts with EDB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."

CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR THE EDB MAX I. If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the New York Stock Exchange on September 30, 2011 and on or before October 7, 2011, and you elected the EDB Max I, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under
Section 1035 of the Internal Revenue Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the New York Stock Exchange on February 24, 2012.

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If we have imposed restrictions on subsequent purchase payments on your
Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "General--When We Can Cancel Your Contract" section of the prospectus; or (b) the optional benefit, charge is greater than your Account Value.

TERMINATING THE EDB MAX I.  EDB Max I will terminate upon the earliest of:

   (a)The date You make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);

   (b)The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;

   (c)The date You elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);

   (d)A change of the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (e)The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (f)The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

   (g)Termination of the Contract to which the benefit is attached.

Under our current administrative procedures, we will waive the termination of the EDB Max I if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.


EDB MAX I AND ANNUITIZATION.   Since the annuity date at the time You purchase
the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (See "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with EDB Max I, if You annuitize at the latest date permitted, You must elect one of the following options:


(1) Annuitize the Account Value under the Contract's pay-out option provisions;
or

(2) Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for this Contract at the time of purchase or the current annuity rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.

If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10 Year Guarantee Period income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH THE EDB MAX I

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

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Used with the EDB Max I, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the death benefit base on a proportionate basis. (Reducing the death benefit base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max I) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 6% of the Annual Increase Amount at the beginning of the Contract Year with the EDB Max I. Any amounts above 6% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected EDB Max I and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 6% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis and have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max I.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

EDB MAX I -- EXAMPLES

The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB Max I. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB Max I is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Internal Revenue Code).

(1)Withdrawal Adjustments to Annual Increase Amount

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the EDB Max I is selected. Assume that during the first Contract Year, $6,000 is withdrawn. Because the withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 6% per year, compounded annually, less $6,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually).

   Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the EDB Max I is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($106,000) multiplied by the percentage reduction in the

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   Account Value attributed to that withdrawal (10%). Therefore, the new Annual
   Increase Amount is $94,050 ($106,000 x 10% = $10,600; $106,000 - $10,600 =
   $95,400). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $101,124 ($95,400 increased by 6% per year, compounded annually).

(2)The Annual Increase Amount

   Example

   Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $179,085 ($100,000 increased by 6% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

   Determining a death benefit based on the Annual Increase Amount

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 6% per year, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).

(3)The Highest Anniversary Value

   Example

   Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000).

   Determining a death benefit based on the Highest Anniversary Value

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).

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(4)Putting It All Together

   Example

   Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $140,000 due to poor market performance. Because the Annual Increase Amount ($179,085) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($179,085) is used as the Death Benefit Base. Because the Death Benefit Base ($179,085) is greater than the Account Value ($140,000), the Death Benefit Base will be the death benefit amount.

   The above example does not take into account the impact of premium and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.

(5)The Optional Step-Up

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.

   The effect of the Optional Step-Up election is:

   (1)The Annual Increase Amount resets from $106,000 to $110,000; and

   (2)The EDB Max I charge is reset to the fee we charge new Contract Owners for the EDB Max I at that time.

   The Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the Annual Increase Amount.

(6)The Optional Step-Up: Automatic Annual Step-Up

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The Annual Increase Amount automatically resets from $106,000 to $110,000; and

   (2)The EDB Max I charge is reset to the fee we charge new Contract Owners for the EDB Max I at that time.

   The Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The Annual Increase Amount automatically resets from $116,600 to $120,000; and

   (2)The EDB Max I charge is reset to the fee we charge new contract owners for the EDB Max I at that time.

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   Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

   The effect of the Optional Step-Up is:

   (1)The Annual Increase Amount automatically resets to the higher Account Value; and

   (2)The EDB Max I charge is reset to the fee we charge new contract owners for the EDB Max I at that time.

   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $180,200 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB Max I charge remains at its current level.

(7)Required Minimum Distribution Examples

   The following examples only apply to IRAs and other Contracts subject to
   Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2012 and the EDB Max I is selected. Assume that on the first Contract Anniversary (September 1, 2013), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2013 with respect to this contract is $6,000, and the required minimum distribution amount for 2014 with respect to this contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2013) and the second Contract Anniversary (September 1, 2014) the account value is $100,000. On the second Contract Anniversary, the Annual Increase Rate is the greater of:

   (a)6%;

   (b)the required minimum distribution rate (as defined below).

   The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for 2013 ($6,000) or for 2014 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2013 ($100,000);

  (2a)if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 6% of the Annual Increase amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


   Because $7,200 (the required minimum distribution amount for 2014) is greater than $6,000 (the required minimum distribution amount for 2013),
   (1) is equal to $7,200 divided by $100,000, or 7.2%.


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   (i)Withdrawals Through the Automated Required Minimum Distribution Service

   If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2013 through
   August 2014). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2014, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.

   (Why does the Contract Owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2013, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2013 divided by 12). From January through August 2014, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2014 divided by 12). The Contract Owner receives $2,000 in 2013 and $4,800 in 2014, for a total of $6,800.)

  (ii)Withdrawals Outside the Automated Required Minimum Distribution Service

   If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2013 in December 2013 and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

   If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2014 in January 2014 and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200):
   $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

 (iii)Withdrawals in Excess of the Required Minimum Distribution Amounts

   Assume the Contract Owner withdraws $7,250 on September 1, 2013 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2013 and 2014, the Annual Increase Rate will be 6% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $98,315. On September 1, 2013, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 X 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $98,315 ($92,750 increased by 6% per year compounded annually).

  (iv)No Withdrawals

   If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2014 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).

EDB II

The EDB II is no longer available for purchase. The EDB II was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and you either (a) had not elected any living benefit or (b) had elected the GMIB Plus III. If You select the EDB II, You may not select the Earnings Preservation Benefit. The EDB II is not available with a B Plus Class or C Class Contract in Washington or New York State. The EDB optional benefits are referred to in your Contract and optional benefit as the "Guaranteed Minimum Death Benefit" or "GMDB".

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DESCRIPTION OF THE EDB II.

If You select the EDB II, the amount of the death benefit will be the greater of:

(1)The Account Value; or

(2)The Death Benefit Base.

The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.

The Death Benefit Base is the greater of (a) or (b) below:

   (a)Highest Anniversary Value: On the date we issue your contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

   (b)Annual Increase Amount: On the date we issue your contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit Base under the EDB II that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."

Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is the greater of:

   (a)5%; or

   (b)the required minimum distribution rate (as defined below).

Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

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  (2b)if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under the (i) Systematic Withdrawal Program (up to a maximum of 5% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date, on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB II" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by the Annual Increase Amount at the beginning of the Contract Year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the EDB.

After the Contract Anniversary immediately prior to the owner's 91st birthday, the Annual Increase Rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or

   (b)(1) if total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a), immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.

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TAXES.  Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 591/2, a 10% Federal income tax penalty may apply.

OPTIONAL STEP-UP

On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate or the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE EDB II CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest joint owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the EDB II optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

   (a)resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and

   (b)may reset the EDB II charge to a rate that does not exceed the lower of:
      (a) the maximum Optional Step-Up charge (1.50%), or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no

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longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the Optional Step-Up.

INVESTMENT ALLOCATION RESTRICTIONS FOR THE EDB II. For a detailed description of the EDB II investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I."

If You elect the EDB II, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the EDB II are restricted as described in "Your Investment Choices--Investment Allocation Restrictions For Certain Optional
Benefits--Restrictions on Subsequent Purchase Payments--GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."


TERMINATING THE EDB II.  The EDB II will terminate upon the earliest of:

   (a)The date You make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);

   (b)The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;

   (c)The date You elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);

   (d)A change of the Contract Owner or joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (e)The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (f)The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

   (g)Termination of the Contract to which the benefit is attached.

Under our current administrative procedures, we will waive the termination of the EDB II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.


EDB II AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue. You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (See "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected.


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However, for Contracts purchased with EDB II, if You annuitize at the latest date permitted, You must elect one of the following options:

(1) Annuitize the Account Value under the Contract's pay-out option provisions;
or


(2) Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for this Contract at the time of purchase or the current annuity rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.


If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10 Year Guarantee Period income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH THE EDB II

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the EDB II, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the death benefit base on a proportionate basis. (Reducing the death benefit base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year with the EDB II. Any amounts above 5% that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected EDB II and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis and have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

EDB II -- EXAMPLES

The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB II. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB II is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Internal Revenue Code).

(1)Withdrawal Adjustments to Annual Increase Amount

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary

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   Assume the initial purchase payment is $100,000 and the EDB II is selected.
   Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

   Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the EDB II is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 -
   $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(2)The Annual Increase Amount

   Example

   Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB
   II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

   Determining a death benefit based on the Annual Increase Amount

   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per year, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).

(3)The Highest Anniversary Value

   Example

   Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000

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
   due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000).

   Determining a death benefit based on the Highest Anniversary Value

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).

(4)Putting It All Together

   Example

   Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $150,000 due to poor market performance. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Value ($150,000), the Death Benefit Base will be the death benefit amount.

   The above example does not take into account the impact of premium and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.

(5)The Optional Step-Up

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.

   The effect of the Optional Step-Up election is:

   (1)The Annual Increase Amount resets from $105,000 to $110,000; and

   (2)The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.

   The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the Annual Increase Amount.

(6)The Optional Step-Up: Automatic Annual Step-Up

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The Annual Increase Amount automatically resets from $105,000 to $110,000; and

   (2)The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.

   The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The Annual Increase Amount automatically resets from $115,500 to $120,000; and

   (2)The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.

   Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

   The effect of the Optional Step-Up is:

   (1)The Annual Increase Amount automatically resets to the higher Account Value; and

   (2)The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.

   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB II charge remains at its current level.

(7)Required Minimum Distribution Examples

   The following examples only apply to IRAs and other Contracts subject to
   Section 401(a)(9) of the Internal Revenue Code. Assume an IRA contract is issued on September 1, 2012 and the EDB II is selected. Assume that on the first Contract Anniversary (September 1, 2013), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2013 with respect to this contract is $6,000, and the required minimum distribution amount for 2014 with respect to this contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2013) and the second Contract Anniversary (September 1, 2014) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:

   (a)5%;

   (b)the required minimum distribution rate (as defined below).

   The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for 2013 ($6,000) or for 2014 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2013 ($100,000);

  (2a)if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

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

  (2b)if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


   Because $7,200 (the required minimum distribution amount for 2014) is greater than $6,000 (the required minimum distribution amount for 2013),
   (1) is equal to $7,200 divided by $100,000, or 7.2%.


   (i)Withdrawals Through the Automated Required Minimum Distribution Service

   If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2013 through August
   2014). Assuming the Contract Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2014, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.

   (Why does the Contract Owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2013, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2013 divided by 12). From January through August 2014, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2014 divided by 12). The Contract Owner receives $2,000 in 2013 and $4,800 in 2014, for a total of $6,800.)

  (ii)Withdrawals Outside the Automated Required Minimum Distribution Service

   If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2013 in December 2013 and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000):
   $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

   If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2014 in January 2014 and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200):
   $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

 (iii)Withdrawals in Excess of the Required Minimum Distribution Amounts

   Assume the Contract Owner withdraws $7,250 on September 1, 2013 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2013 and 2014, the Annual Increase Rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $97,387.50. On September 1, 2013, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 X 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).

  (iv)No Withdrawals

   If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2014 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).

THE EDB I

The EDB I is no longer available for purchase. The EDB I was available with contracts issued on or before July 16, 2010.

The EDB I is identical to EDB II with the following exceptions:

(1)The EDB I death benefit base and withdrawal adjustments are calculated as described above for EDB II except that the annual increase rate is 5% per year through the Contract Anniversary prior to the owner's 91st birthday and 0% thereafter. Item (b) under "Annual Increase Rate" above (regarding the required minimum distribution rate) does not apply to the calculation of the death benefit base or the withdrawal adjustments under EDB I.

(2)The optional benefit charges for the EDB I were different.

(3)The Earnings Preservation Benefit could be elected with the EDB I.

For Contracts issued based on applications and necessary information received in Good Order at your Administrative Office on or before May 1, 2009, we offered an earlier version of the EDB I that is also no longer available. The earlier version is the same as the EDB I described above except that: (a) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6%; (b) different investment allocation restrictions apply (see "Investment Allocation Restrictions For Certain Optional Benefits"); and (c) different optional benefit charges apply.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the EDB I are restricted as described in "Your Investment Choices--Investment Allocation Restrictions For Certain Optional
Benefits--Restrictions on Subsequent Purchase Payments--GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."


EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If You select the Earnings Preservation Benefit, You may not select the EDB Max I or EDB II. (The Earnings Preservation Benefit may be elected with the EDB II in Contracts issued before May 1, 2011 and with the EDB I.)

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the standard death benefit or an optional death benefit for which You pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the

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
      percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:

          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-77                                  25%

          Ages 78 and above                            0%

You may not purchase this benefit if You are 78 years of age or older.

If the spouse continues the Contract, the spouse can choose one of the following two options:

  . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

  . Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.

If You are a natural person and You change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except
(1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract Owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.

If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.

                                   EXAMPLE:

------------------------------------------------------------------
                                       Date          Amount
                                     ---------- ------------------
A   Purchase Payments Not Withdrawn  10/1/2013      $100,000
------------------------------------------------------------------
B   Death Benefit                    10/1/2014      $105,000
------------------------------------------------------------------
C   Additional Death Benefit         10/1/2014       $2,000
                                                (= 40% X (B - A))
------------------------------------------------------------------
D   Account Value                    10/1/2015       $90,000
------------------------------------------------------------------
E   Withdrawal                       10/2/2015       $9,000
------------------------------------------------------------------
F   Account Value after Withdrawal   10/2/2015       $81,000
                                                    (= D - E)
------------------------------------------------------------------

--------------------------------------------------------------------
                                       Date           Amount
                                     ---------- --------------------
G   Purchase Payments Not Withdrawn  10/2/2015        $91,000
--------------------------------------------------------------------
                                                    (= A - E,
                                                 because there is
                                                    no gain at
                                                time of withdrawal)
--------------------------------------------------------------------
H   Death Benefit                    10/2/2015        $99,238
--------------------------------------------------------------------
I   Additional Death Benefit                          $3,295
                                                 (= 40% X (H - G))
--------------------------------------------------------------------

Notes to Example:

Purchaser is age 60 at issue.

Any Withdrawal Charge from the Account Value is included when determining the percentage of Account Value withdrawn.

All amounts are rounded to the nearest dollar.

LIVING BENEFITS

OVERVIEW OF LIVING BENEFITS

We offer a suite of optional living benefits that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one version of these optional benefits may be elected, and the optional benefit must be elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit.

We offer two types of living benefits:

      Guaranteed Income Benefits             Guaranteed Withdrawal Benefits
---------------------------------------  ---------------------------------------
..  GMIB Max I                            .  LWG II
..  GMIB Plus III and GMIB Plus II        .  Enhanced GWB
..  GMIB II

Our guaranteed income benefits are       These optional benefits are designed to
designed to allow You to invest your     guarantee that at least the entire
Account Value in the market while at     amount of purchase payments You make
the same time assuring a specified       will be returned to You through a
guaranteed, level of minimum fixed       series of withdrawals (without
income payments if You elect to          annuitizing), regardless of investment
annuitize. The fixed annuity payment     performance, as long as withdrawals in
amount is guaranteed regardless of       any Contract Year do not exceed the
investment performance or the actual     maximum amount allowed. With the LWG,
Account Value at the time You elect      You get the same benefits, but in
pay-outs. Prior to exercising this       addition, if You make your first
benefit and annuitizing your Contract,   withdrawal on or after the date You
You may make withdrawals up to a         reach age 59 1/2 , You are guaranteed
maximum level specified in the optional  income for your life (and, for states
benefit and still maintain the benefit   other than New York, the life of your
amount.                                  spouse, if the Joint Life version was
                                         elected and the spouse elects to
                                         continue the Contract and is at least
                                         age 59 1/2 at spousal continuation),
                                         even after the entire amount of
                                         purchase payments has been returned.

GUARANTEED INCOME BENEFITS

At the time You buy the Contract, You may elect a guaranteed income benefit ("GMIB") for an additional charge. Each version of this optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE OPTIONAL BENEFIT) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE OPTIONAL BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.

There may be versions of each optional benefit that vary by issue date and state availability. In addition, a version of an optional benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If you have already been issued a contract, please check your contract and optional benefits for the specific provisions applicable to you.

There are four different versions of the GMIB under this Contract: GMIB Max I, GMIB Plus III, GMIB Plus II and GMIB II. Please check with your sales representative whether GMIB Max I and/or GMIB Plus III are available in your state. None of the GMIBs are available for sale.

There may be versions of each optional guaranteed income benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.

You may not have this optional benefit and another living benefit (LWG or GWB) in effect at the same time. Once elected, the optional benefit cannot be terminated except as discussed below.

FACTS ABOUT GUARANTEED INCOME BENEFITS

INCOME BASE AND GMIB INCOME PAYMENTS. Under all versions of the GMIB, we calculate an "income base" (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Max I and GMIB Plus III in Contracts issued after February 25, 2011, this table is calculated based on the Annuity 2000 Mortality Table with 10 years of Mortality improvement based on projection scale AA and a 10-year age set back with interest of 1.0% per year. For GMIB Plus III and GMIB Plus II in Contracts issued from May 4, 2009 through February 25, 2011, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year for GMIB II. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). For GMIB Max I, GMIB Plus III and GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

If You exercise a GMIB optional benefit, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)

If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.

OWNERSHIP. If the owner is a natural person, the owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the owner in determining the income base and GMIB income payments. If joint owners are named, the age of the older will be used to determine the income base and GMIB income payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "You" always means the owner, oldest joint owner or the Annuitant, if the owner is a non-natural person.

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 591/2, a 10% Federal income tax penalty may apply.

GMIB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase a GMIB optional benefit.

DESCRIPTION OF GMIB MAX I

The GMIB Max I is no longer available for purchase. The GMIB Max I is available only for Contract Owners up through age 78 and You can only elect the GMIB Max I at the time You purchase the Contract. THE GMIB MAX I MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE CONTRACT OWNER'S 91ST BIRTHDAY.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a)Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

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

(b)Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

FOR CONTRACTS ISSUED IN NEW YORK STATE, THE ANNUAL INCREASE AMOUNT SHALL NOT EXCEED 275% OF TOTAL PURCHASE PAYMENTS OR, IF GREATER, 275% OF THE ANNUAL INCREASE AMOUNT AS OF THE MOST RECENT OPTIONAL STEP-UP FOR GMIB MAX I (SEE "OPTIONAL STEP-UP" BELOW). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 275% of the new, higher Annual Increase Amount, if it is greater than 275% of your Purchase Payments.

ANNUAL INCREASE RATE. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount you receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the "annual increase rate".

Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is the greater of:

(a)6%; or

(b)the required minimum distribution rate (as defined below).

Item(b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if You enroll only in our automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 6% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

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See "Use of Automated Required Minimum Distribution Service and Systematic
Withdrawal Program With GMIB Max I" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by the Annual Increase Amount at the beginning of the Contract Year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 6% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.

During the 30 day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the annual increase rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal (including any applicable Withdrawal Charge); or

   (b)If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in
      (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted.

In determining the GMIB Max I income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.

OPTIONAL STEP-UP.   On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (6%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART

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THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE OPTIONAL BENEFIT
CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Max I optional benefit and the EDB Max I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

(1)resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

(2)resets the waiting period to exercise the GMIB Max I to the 10th Contract Anniversary following the date the Optional Step-Up took effect;

(3)For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (275%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and

(4)may reset the charge beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic

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Annual Step-Ups until You notify us in writing to our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.

INVESTMENT ALLOCATION RESTRICTIONS FOR THE GMIB MAX I. For a detailed description of the GMIB Max I investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."

If You elect the GMIB Max I, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.

If you elect the GMIB Max I, You must allocate 100% of your Purchase Payments and Account Value among the Investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I," and You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to a money market portfolio.

The investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I," (other than the Barclays Aggregate Bond Index Portfolio and the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if the GMIB Max I is not selected may offer the potential for higher returns. Before You select the GMIB Max I, You and your sales representative should carefully consider whether the investment choices available with GMIB Max I meet your investment objectives and risk tolerance.

RESTRICTIONS ON INVESTMENT ALLOCATIONS IF THE GMIB MAX I OPTIONAL BENEFIT TERMINATES. If the GMIB Max I terminates (see "Terminating the GMIB Max I"), or if You elected both the GMIB Max I and the EDB Max I and both optional benefits terminate, the investment allocation restrictions described in "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will no longer apply and you will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices but not to the Fixed Account. However, if you elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under "Purchase--Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I." will continue to apply.

POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR GMIB MAX I. In the future we may choose not to permit owners of existing Contracts with GMIB Max I to make subsequent purchase payments if: (a) GMIB Max I is no longer available to new customers, or (b) we make certain changes to the terms of GMIB Max I offered to new customers (for example, if we change the GMIB Max I charge; see your Contract schedule for a list of the other changes). We will notify owners of Contracts with GMIB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."

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CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR GMIB MAX I.  If we
received your application and necessary information, in Good Order at your Administrative Office after the close of the New York Stock Exchange on September 30, 2011 and on or before October 7, 2011, and you elected the GMIB Max I we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. However we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under
Section 1035 of the Internal Revenue Code that we accepted, and which was received by Administrative Office in Good Order before the close of the New York Stock Exchange on February 24, 2012.

If we have imposed restrictions on subsequent purchase payments on your Contract, we will permit you to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "General--When We Can Cancel Your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.

GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the owner's 91st birthday, You may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

(a)is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and

(b)the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Division in the ratio the portion of the Account Value in such Investment Division bears to the total Account Value in all Investment Divisions.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Max I may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Max I for this feature. The Guaranteed Principal Option feature is not available in Washington State.

The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB MAX I WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue, and if You only elected the GMIB Max I, the allocation restrictions, described above, will no longer apply (except as described above under "Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates"). If You elected both the GMIB Max I and the EDB Max I, the EDB Max I

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investment allocation restrictions described in "Investment Allocation and
Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I" will continue to apply as long as the EDB Max I optional benefit has not terminated.

The Guaranteed Principal Option is not available in the state of Washington.

EXERCISING THE GMIB MAX I. If You exercise the GMIB Max I, You must select to receive income payments under one of the following income types:

   (1)Lifetime Income Annuity with a 5-Year Guarantee Period.

   (2)Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of joint Annuitants who are non-spouses is greater than 10 years. (See "Pay-Out Options (or Income Options)".) (For Contracts issued in New York State, this income type is only available if the youngest Annuitant's attained age is 35 or older).

These options are described in the Contract and the GMIB Max I rider.

The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB Max I, your income payments will be the greater of:

..   the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

..   the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-out Options (or Income Options).")

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB MAX I PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.

If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

ENHANCED PAY OUT RATES. (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK
STATE). As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max I purchase rates are enhanced under the following circumstances, if:

   (a)You take no withdrawals prior to age 62;

   (b)your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

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   (c)the income type You select is the Lifetime Income Annuity with a 5-Year
      Guarantee Period;

Then the annual income payments under the GMIB Max I will equal or exceed 5% of the income base (calculated on the date the payments are determined).

For example, if an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Max I. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner's spouse continued the Contract and the GMIB Max I, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.

Alternatively, the GMIB Max I purchase rates are enhanced under the following circumstances, if:

   (a)You take no withdrawals prior to age 70;

   (b)your Account Value is fully withdrawn or decreases to zero on or after age 70 and there is an income base remaining; and

   (c)the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Max I will equal or exceed 6% of the income base (calculated on the date the payments are determined).

ENHANCED PAY OUT RATES. (FOR NEW YORK STATE ONLY). As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max I purchase rates are enhanced under either of the following circumstances, if:

   (a)the Contract was issued on or after age 59;

   (b)You take no withdrawals prior to age 62;

   (c)your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

   (d)the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Max I will equal or exceed 5% of the income base (calculated on the date the payments are determined).

Or:

   (a)the Contract was issued on or after age 65;

   (b)You take no withdrawals prior to age 70;

   (c)your Account Value is fully withdrawn or decreases to zero on or after age 70 and there is an income base remaining; and

   (d)the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

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Then the annual income payments under the GMIB Max I will equal or exceed 6% of the income base (calculated on the date the payments are determined).

If You choose not to receive income payments as guaranteed under the GMIB Max I, You may elect any of the pay-out options under the Contract.

If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.

TERMINATING THE GMIB MAX I.  The GMIB Max I will terminate upon the earliest of:

   (a)The 30th day following the Contract Anniversary on or following your 90th birthday;

   (b)The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).

   (c)The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Max I or the GMIB Plus III (a pro rata portion of the annual optional benefit charge will be assessed);

   (d)Death of the Contract Owner or joint Contract Owner (unless the spouse -- aged 89 or younger -- is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;

   (e)A change for any reason of the Contract Owner or joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person) subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (f)The effective date of the Guaranteed Principal Option or;

   (g)The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).

Under our current administrative procedures, we will waive the termination of the GMIB Max I if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

When the GMIB Max I terminates, the corresponding GMIB Max I charge terminates and the GMIB Max I investment restrictions, described above, no longer apply (except as described above under "Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates").

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GMIB MAX I

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.

Used with the GMIB Max I, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Max I income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of

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annuity payments under the GMIB Max I.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money--Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 6% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 6% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect GMIB Max I and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 6% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Max I.

To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.

Note on Graphs and Examples:

The purpose of these examples is to illustrate the operation of the GMIB Max I optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

(1)Withdrawal Adjustments to Annual Increase Amount

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 6% of the Annual Increase Amount from the Contract Anniversary.

   Assume the initial purchase payment is $100,000 and the GMIB Max I is selected. Assume that during the first Contract Year, $6,000 is withdrawn. Because the withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on dollar-for-dollar basis to $100,000 ($100,000 increased by 6% per year, compounded annually, less $6,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually).

   Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary.

   Assume the initial purchase payment is $100,000 and the GMIB Max I is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($106,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account

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   Value by 10%). Therefore, the new Annual Increase Amount is $95,400
   ($106,000 x 10% = $10,600; $106,000 - $10,600 = $95,400). (If multiple withdrawals are made during a Contract Year - for example, a $4,500 withdrawal and a $5,500 withdrawal instead of a single $10,000 withdrawal - and those withdrawals total more than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $101,124 ($95,400 increased by 6% per year, compounded annually).

(2)The Annual Increase Amount

   Example

   Assume the Contract Owner is male, age 55 at issue, and he elects the GMIB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when he is age 65, the Annual Increase Amount is $179,085 ($100,000 increased by 6% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

   Determining a value upon which future income payments will be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate of 6%, until the Contract Anniversary on or immediately after the Contract Owner's 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 275% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 6% each year adjusted for withdrawals and charges the "Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

                                 [CHART]



   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

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                                 [CHART]



(3)The "Highest Anniversary Value" ("HAV")

   Example

   Assume, as in the example in section (2) above, the owner of the contract is a male, age 55 at issue, and he elects the GMIB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000). See section (4) below for an example of the exercise of the GMIB Max I.

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                    [GRAPHIC]



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   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

                                    [GRAPHIC]



(4)Putting it All Together

   Example

   Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Max I at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the Annual Increase Amount ($179,085) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($179,085) is used as the income base. The income base of $179,085 is applied to the GMIB Annuity Table. This yields income payments of $586 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 70, the income base of $179,085 would yield monthly payments of $672; if the Contract Owner were age 75, the income base of $179,085 would yield monthly payments of $788.)

   Assume the Contract Owner, a New York resident, chooses to exercise the GMIB Max I optional benefit at the 20th Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 275% of the total purchase payments, which equals $275,000. Because the Annual Increase Amount ($275,000) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($275,000) is used as the income base. The income base of $275,000 is applied to the GMIB Annuity Table. This yields income payments of $1,210 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 80, the income base of $275,000 would yield monthly payments of $1,449.)

   The above example does not take into account the impact of premium and other taxes. As with other payout types, the amount you receive as an income payment depends on the income type you select, your age, and your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

   Prior to annuitization, the two calculations (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Max I may only be exercised no later than the Contract Anniversary on or following the owner's 90th birthday, and then only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

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                                    [CHART]



   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract rider is issued. HOWEVER, IF THEN-CURRENT ANNUITY PURCHASE FACTORS APPLIED TO THE ACCOUNT VALUE WOULD PRODUCE A GREATER AMOUNT OF INCOME, THEN YOU WILL RECEIVE THE GREATER AMOUNT. IN OTHER WORDS, WHEN YOU ANNUITIZE YOUR CONTRACT YOU WILL RECEIVE WHATEVER AMOUNT PRODUCES THE GREATEST INCOME PAYMENT. THEREFORE, IF YOUR ACCOUNT VALUE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

                                    [CHART]



(5)The Guaranteed Principal Option -- Graph and Example

Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:

1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2) The GMIB Max I benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value; the Contract continues.

3) The GMIB Max I allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except as described above under "Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates").

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                                    [CHART]



* Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

(6)The Optional Step-Up: Optional Automatic Annual Step-up

Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the Income Base for GMIB Max I increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The Annual Increase Amount of the Income Base automatically resets from $106,000 to $110,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the first Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The Annual Increase Amount of the Income Base increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The Annual Increase Amount of the Income Base automatically resets from $116,600 to $120,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the second Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract owners for the same GMIB Max I optional benefit at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

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The effect of each Optional Step-Up is:

(1)The Annual Increase Amount of the Income Base automatically resets to the higher Account Value;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the date of the Optional Step-Up;

(3)The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at the time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume you do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount of the Income Base remains at $180,200 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 275% maximum increase limitation). Also, please note:

(1)The 10-year waiting period to annuitize the Contract under the GMIB Max I remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

(2)The charge remains at its current level; and

(3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                    [CHART]



(7)Required Minimum Distributions Examples

Assume an IRA Contract is issued on September 1, 2012 and the GMIB Max I is selected. Assume that on the first Contract Anniversary (September 1, 2013) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2013 with respect to this Contract is $6,000, and the required minimum distribution amount for 2014 with

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respect to this Contract is $7, 200. Assume that on both the first Contract
Anniversary (September 1, 2013) and the second Contract Anniversary (September 1, 2014) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:

   (a)6%; or

   (b)the required minimum distribution rate (as defined below).

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for 2013 ($6,000) or for 2014 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2013 ($100,000);

  (2a)if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 6% of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.


Because $7,200 (the required minimum distribution amount for 2014) is greater than $6,000 (the required minimum distribution amount for 2013), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.


(1)Withdrawals Through the Automated Required Minimum Distribution Service

If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract owner will receive $6,800 over the second Contract Year (from September 2013 through August 2014). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2014, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% to $107,200; $107,200 - $6,800 to $100,400.

(Why does the Contract Owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2013, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2013 divided by 12). From January through August 2014, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2014 divided by 12). The Contract Owner receives $2,000 in 2013 and $4,800 in 2014, for a total of $6,800.)

(2)Withdrawals Outside the Automated Required Minimum Distribution Service

If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2013 in December 2013, and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

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If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2014 in January 2014 and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

(3)Withdrawals in Excess at the Required Minimum Distribution Amounts

Assume the Contract Owner withdraws $7,250 on September 1, 2013 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2013 and 2014, the Annual Increase Rate will be 6% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $98,315. On
September 1, 2013, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $98,315 ($92,750 increased by 6% per year compounded annually).

(4)No Withdrawals

If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2014 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0). If the Contract was issued in New York State, the Annual Increase Amount cannot exceed 275% of total purchase payments, or, if greater, 275% of the Annual Increase Amount as of the most recent Optional Step-Up.

DESCRIPTION OF THE GMIB PLUS III

The GMIB Plus III is no longer available for purchase. The GMIB Plus III is available only for Contract Owners up through age 78 and You can only elect the GMIB Plus III at the time You purchase the Contract. THE GMIB PLUS III MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE CONTRACT OWNER'S 91ST BIRTHDAY.

INCOME BASE

The income base is equal to the greater of (a) or (b) below:

(a)Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.

The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

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(b)Annual Increase Amount: On the date we issue your contract, the "Annual
   Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

   (i)is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

  (ii)is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.

FOR CONTRACTS ISSUED IN NEW YORK STATE, THE ANNUAL INCREASE AMOUNT SHALL NOT EXCEED 350% OF TOTAL PURCHASE PAYMENTS OR, IF GREATER, 350% OF THE ANNUAL INCREASE AMOUNT AS OF THE MOST RECENT OPTIONAL STEP-UP FOR GMIB PLUS III (SEE "OPTIONAL STEP-UP" BELOW). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 350% of the new, higher Annual Increase Amount, if it is greater than 350% of your Purchase Payments.

ANNUAL INCREASE RATE. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount you receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the "annual increase rate."

Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is the greater of:

(a)5%; or

(b)the required minimum distribution rate (as defined below).

Item(b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code.

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the Annual Increase Amount at the beginning of the Contract Year;

  (2a)if You enroll only in our automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 5% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary.

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See "Use of Automated Required Minimum Distribution Service and Systematic
Withdrawal Program With GMIB Plus III" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by the Annual Increase Amount at the beginning of the Contract Year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.

During the 30 day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the annual increase rate is 0%.

WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):

   (a)The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal (including any applicable Withdrawal Charge); or

   (b)If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in
      (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.

Partial annuitizations are not permitted.

In determining the and GMIB Plus III income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.

OPTIONAL STEP-UP.   On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount

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on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE
ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE OPTIONAL BENEFIT CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the EDB II optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up:

(1)resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

(2)resets the waiting period to exercise the GMIB Plus III to the 10th Contract Anniversary following the date the Optional Step-Up took effect;

(3)For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (350%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and

(4)may reset the charge beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once

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You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing to our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.

INVESTMENT ALLOCATION RESTRICTIONS FOR THE GMIB PLUS III. For a detailed description of the GMIB Plus III investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I."

If You elect the GMIB Plus III, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GMIB Plus III are restricted as described in "Your Investment Choices--Investment Allocation Restrictions For Certain Optional Benefits--Restrictions on Subsequent Purchase Payments--GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."


GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the owner's 91st birthday, You may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the older owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

(a)is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and

(b)the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Investment Division in the ratio the portion of the Account Value in such Investment Division bears to the total Account Value in all Investment Divisions.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus III may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus III for this feature. The Guaranteed Principal Option feature is not available in Washington State.

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The Guaranteed Principal Adjustment will never be less than zero. IF THE
GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS III WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue, and if You only elected the GMIB Plus III, the allocation restrictions, described above, will no longer apply. If You elected both the GMIB Plus III and the EDB II, the EDB II investment allocation restrictions described in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I" will continue to apply as long as the EDB II optional benefit has not terminated.

The Guaranteed Principal Option is not available in the state of Washington.

EXERCISING THE GMIB PLUS III. If You exercise the GMIB Plus III, You must select to receive income payments under one of the following income types:

   (1)Lifetime Income Annuity with a 5-Year Guarantee Period.

   (2)Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of joint Annuitants who are non-spouses is greater than 10 years. (See "Pay-Out Options (or Income Options)".) (For Contracts issued in New York State, this income type is only available if the youngest Annuitant's attained age is 35 or older).

These options are described in the Contract and the GMIB Plus III rider.

The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN CURRENT ANNUITY PURCHASE RATES.

If You exercise the GMIB Plus III, your income payments will be the greater of:

.. the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

.. the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-out Options (or Income Options).")

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PLUS III PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.

If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

ENHANCED PAY OUT RATES. (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK
STATE). As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Plus III purchase rates are enhanced under the following circumstances, if:

   (a)You take no withdrawals prior to age 62;

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   (b)your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

   (c)the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;

Then the annual income payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

For example, if an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus III. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner's spouse continued the Contract and the GMIB Plus III, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.

ENHANCED PAY OUT RATES. (FOR NEW YORK STATE ONLY). As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection
Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Plus III purchase rates are enhanced under the following circumstances, if:

   (a)the Contract was issued on or after age 57;

   (b)You take no withdrawals prior to age 62;

   (c)your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and

   (d)the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.

Then the annual income payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

If You choose not to receive income payments as guaranteed under the GMIB Plus III, You may elect any of the pay-out options under the Contract.

If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.

TERMINATING THE GMIB PLUS III. Except as otherwise provided, the GMIB Plus III will terminate upon the earliest of:

   (a)The 30th day following the Contract Anniversary on or following your 90th birthday;

   (b)The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).

   (c)The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Max I or the GMIB Plus III (a pro rata portion of the annual optional benefit charge will be assessed);

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   (d)Death of the Contract Owner or joint Contract Owner (unless the spouse --
      aged 89 or younger -- is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;

   (e)A change for any reason of the Contract Owner or joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person) subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);

   (f)The effective date of the Guaranteed Principal Option or;

   (g)The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).

Under our current administrative procedures, we will waive the termination of the GMIB Plus III if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

When the GMIB Plus III terminates, the corresponding GMIB Plus III charge terminates and the GMIB Plus III investment restrictions, described above, no longer apply.

USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH THE GMIB PLUS III

For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2

Used with the GMIB Plus III, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Plus III income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of annuity payments under the or GMIB Plus III.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money--Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 5% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect GMIB Plus III and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.

If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Plus III.

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To enroll in the automated required minimum distribution service and/or the
Systematic Withdrawal Program, please contact your Administrative Office.

Note on Graphs and Examples:

The purpose of these examples is to illustrate the operation of the GMIB Plus III optional benefits. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

(1)Withdrawal Adjustments to Annual Increase Amount

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary.

   Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

   Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary.

   Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year -- for example, two $5,000 withdrawals instead of a single $10,000 withdrawal -- and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(2)The Annual Increase Amount

   Example

   Assume the Contract Owner is male, age 55 at issue, and he elects the GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the Contract Owner's 91st birthday). At the tenth Contract Anniversary, when he is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

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   Determining a value upon which future income payments will be based

   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Investment Divisions You selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner's 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 350% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 5% each year adjusted for withdrawals and charges the "Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.
                                    [GRAPHIC]



   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

                                    [GRAPHIC]



(3)The "Highest Anniversary Value" ("HAV")

   Example

   Assume, as in the example in section (2) above, the owner of the contract is a male, age 55 at issue, and he elects the GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

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   Assume this process is repeated on each Contract Anniversary until the tenth
   Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus III.

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Determining your guaranteed lifetime income stream

   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

                                    [GRAPHIC]



(4)Putting it All Together

   Example

   Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Plus III at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the

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   Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields income payments of $533 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $162,889 would yield monthly payments of $611; if the owner were age 75, the income base of $162,889 would yield monthly payments of $717.)

   Assume the owner, a New York resident, chooses to exercise the GMIB Plus III optional benefit at the 26th Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 350% of the total purchase payments, which equals $350,000. Because the Annual Increase Amount ($350,000) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($350,000) is used as the income base. The income base of $350,000 is applied to the GMIB Annuity Table. This yields income payments of $1,918 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 86, the income base of $350,000 would yield monthly payments of $2,258.)

   The above example does not take into account the impact of premium and other taxes. As with other payout types, the amount You receive as an income payment depends on the income type You select, your age, and your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

   Prior to annuitization, the two calculations (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Plus III may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 90th birthday, and then only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

                                    [GRAPHIC]



   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract optional benefit is issued. HOWEVER, IF THEN-CURRENT ANNUITY PURCHASE FACTORS APPLIED TO THE ACCOUNT VALUE WOULD PRODUCE A GREATER AMOUNT OF INCOME, THEN YOU WILL RECEIVE THE GREATER AMOUNT. IN OTHER WORDS, WHEN YOU ANNUITIZE YOUR CONTRACT YOU WILL RECEIVE WHATEVER AMOUNT PRODUCES THE GREATEST INCOME PAYMENT. THEREFORE, IF YOUR ACCOUNT VALUE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

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                                    [GRAPHIC]



(5)The Guaranteed Principal Option -- Graph and Example

Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:

1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2) The GMIB Plus III benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value; the Contract continues.

3) The GMIB Plus III allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except as described above under "Restrictions on Investment Allocations if the GMIB Plus III Optional Benefit Terminates").

                                    [CHART]


* Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

(6)The Optional Step-Up: Optional Automatic Annual Step-up

Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the Income Base for GMIB Plus III increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

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The effect of the Optional Step-Up is:

(1)The Annual Increase Amount of the Income Base automatically resets from $105,000 to $110,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the first Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The Annual Increase Amount of the Income Base automatically resets from $115,500 to $120,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the second Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at that time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

The effect of each Optional Step-Up is:

(1)The Annual Increase Amount of the Income Base automatically resets to the higher Account Value;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the date of the Optional Step-Up;

(3)The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at the time; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume You do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 350% maximum increase limitation). Also, please note:

(1)The 10-year waiting period to annuitize the Contract under the GMIB Plus III remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

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(2)The charge remains at its current level; and

(3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                    [GRAPHIC]



(7)Required Minimum Distributions Examples

Assume an IRA Contract is issued on September 1, 2012 and the GMIB Plus III is selected. Assume that on the first Contract Anniversary (September 1, 2013) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2013 with respect to this Contract is $6,000, and the required minimum distribution amount for 2014 with respect to this Contract is $7, 200. Assume that on both the first Contract Anniversary (September 1, 2013) and the second Contract Anniversary (September 1, 2014) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:

   (a)5%; or

   (b)the required minimum distribution rate (as defined below).

The required minimum distribution rate equals the greater of:

   (1)the required minimum distribution amount for 2013 ($6,000) or for 2014 ($7,200), whichever is greater, divided by the Annual Increase Amount as of September 1, 2013 ($100,000);

  (2a)if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the Annual Increase Amount at the beginning of the Contract Year; or

  (2b)if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the Annual Increase Amount at the beginning of the Contract Year.

Because $7,200 (the required minimum distribution amount for 2014) is greater than $6,000 (the required minimum distribution amount for 2013), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.

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(1)Withdrawals Through the Automated Required Minimum Distribution Service

If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2013 through August 2014). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2013, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.

(Why does the Contract Owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2013, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2013 divided by 12). From January through August 2014, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2014 divided by 12). The Contract Owner receives $2,000 in 2013 and $4,800 in 2014, for a total of $6,800.)

(2)Withdrawals Outside the Automated Required Minimum Distribution Service

If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2013 in December 2013, and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.

If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2014 in January 2014 and makes no other withdrawals from September 2013 through August 2014, the Annual Increase Amount on September 1, 2014 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

(3)Withdrawals in Excess at the Required Minimum Distribution Amounts

Assume the Contract Owner withdraws $7,250 on September 1, 2013 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2013 and 2014, the annual increase rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $97,387.50. On September 1, 2013, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2014) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).

(4)No Withdrawals

If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2014 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2013 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0). If the Contract was issued in New York State, the Annual Increase Amount cannot exceed 350% of total purchase payments, or, if greater, 350% of the Annual Increase Amount as of the most recent Optional Step-Up.

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DESCRIPTION OF GMIB PLUS III (AVAILABLE FROM JULY 19, 2010 THROUGH FEBRUARY 25,
2011)

For Contracts issued with the GMIB Plus III optional benefit in states other than New York from July 19, 2010 through February 25, 2011, the following differences apply:

(1)The GMIB Annuity Table is based upon the Annuity 2000 Mortality Table with a 10-year age set back and an interest rate of 1.5% per year.

(2)The GMIB pay out rates are enhanced to be at least 5.5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 62 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62; (iii) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period.

(3)The GMIB pay out rates are enhanced to be at least 5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 60 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 60; (iii) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period.

DESCRIPTION OF GMIB PLUS III (AVAILABLE IN NEW YORK STATE ONLY BEFORE MAY 1,
2011)

For Contracts issued with the GMIB Plus III optional benefit before May 1, 2011 in New York State, the following differences apply:

(1)The Annual Increase Amount shall not exceed 270% of total purchase payments, or if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up;

(2)The GMIB pay out rates are enhanced to be at least 5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 60 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62; (iii) the Contract was issued on or after age 57; and (iv) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period;

(3)The charge is 0.95% of the guaranteed minimum income base (which may be increased to the current charge we are charging annuity purchasers for the same optional benefit up to a maximum of 1.50% upon the exercise of an Optional Step-Up), and

(4)The GMIB Annuity Table is based on the Annuity 2000 Mortality Table with a 10-year age set back and an interest rate of 1.5% per year.

DESCRIPTION OF GMIB PLUS II

GMIB Plus II may have limited usefulness in connection with a qualified Contract, such as an IRA, in circumstances where, due to the ten-year waiting period after purchase (and after an Optional Step-Up), the owner is unable to exercise the optional benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the optional benefit. You should consult your tax adviser prior to electing one of these optional benefits.

In states where approved, the GMIB Plus II was available with Contracts issued on or before July 16, 2010.

GMIB Plus II is identical to GMIB Plus III, with the following exceptions:

(1)The GMIB Plus II income base and withdrawal adjustments are calculated as described above for GMIB Plus III except that the Annual Increase Rate is 5% per year through the Contract Anniversary prior to the Contract Owner's

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   91st birthday and 0% thereafter. Item (b) under "Annual Increase Rate" above
   (regarding the required minimum distribution rate) does not apply to the calculation of the income base or the withdrawal adjustments under the GMIB Plus II.

(2)The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year.

(3)The GMIB pay out rates are enhanced to be at least (a) 5.5% of the income base (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 62; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining: and (iii) the income payment type is the Lifetime Income Annuity with a 5-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) in the event; (i) You take no withdrawals prior to age 60; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the pay-out option You select is Lifetime Income Annuity with a 5-year Guarantee Period.

For Contracts issued with the GMIB Plus II on or before May 1, 2009, the following additional differences apply:

(1)The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year;

(2)The GMIB pay out rates are enhanced to be at least (a) 6% of the income base (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 62; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining: and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) if: (i) You take no withdrawals prior to age 60; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period;

(3)Different investment allocation restrictions apply;

(4)The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday and 0% per year thereafter;

(5)If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year and if these withdrawals are paid to You (or the Annuitant if the contract is owned by a non-natural person) or to another payee we agree to the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and

(6)The fixed annuity options are the Lifetime Income Annuity with a 10-Year Guarantee Period (if You choose to start the annuity option after age 79 the year of the guarantee period component of the annuity option is reduced to:
   9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the Lifetime Income Annuity for Two with a 10-Year Guarantee Period. (Based upon Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years).

(7)If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.

For Contracts issued in New York State for which applications and necessary paperwork were received at your Administrative Office on or before May 1, 2009, the following differences apply:

(1) The Annual Increase Rate is 6% per year through the Contract Anniversary prior to the Contract Owner's 91st birthday and 0% thereafter;

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(2) The GMIB annuity rates for attained ages 85-90 are the same as those for attained age 84;

(3) The Lifetime Income Annuity for Two income option type is only available if the oldest Annuitant's attained age is 55 or older;

(4) The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up; and

(5) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year and if these withdrawals are paid to You (or the Annuitant if the contract is owned by a non-natural person) or to another payee we agree to the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and

(6) The GMIB Annuity Table is calculated based upon the Annuity Mortality Table with a 7-year age set back with interest of 1.5% per year.

(7) If your income base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.15% of the income base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GMIB Plus II are restricted as described in "Your Investment Choices--Investment Allocation Restrictions For Certain Optional
Benefits--Restrictions on Subsequent Purchase Payments--GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."


DESCRIPTION OF GMIB II

The GMIB II is no longer available for purchase. The GMIB II was available only for Contract Owners up through age 75, and You can only have elected GMIB II at the time You purchased the Contract. GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the owner's 85th birthday.

GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:

   (1)The additional charge for GMIB II is 0.50%.

   (2)The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:

      a. the annual increase rate is 5% per year through the Contract Anniversary on or following the owner's 85th birthday and 0% thereafter, and

      b. the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph "b" of the "Annual Increase Rate" section of "Description of GMIB Plus II" above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.

   (3)There is no Guaranteed Principal Option.

   (4)There is no Optional Step-Up feature.

   (5)There are no limitations to how You may allocate your purchase payments and Account Value among the investment choices.

   (6)The following replaces termination provision a) of the section "Terminating the GMIB Max I" or "Terminating the GMIB Plus III":

      The 30th day following the Contract Anniversary on or following your 85th birthday.

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   (7)The following replaces termination provision d) of the section
      "Terminating the GMIB Max I" or "Terminating the GMIB Plus III":

      Death of the Contract Owner or joint owner unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract, or death of the Annuitant if a non-natural person owns the Contract.

   (8)The following replaces termination provision e) of the section "Terminating the GMIB Max I" or "Terminating the GMIB Plus III":

      A change for any reason of the owner or joint owner or the Annuitant if a non-natural person owns the Contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the contract.

   (9)Termination provisions, f) and g) of the section "Terminating the GMIB Max I" or "Terminating the GMIB Plus III", do not apply.

  (10)The fixed annuity options are the Lifetime Income Annuity with a 10-year Guarantee Period (if You choose to annuitize after age 79, the Guarantee Period is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at age 84 and 85) or the Lifetime Income Annuity for Two with a 10-year Guarantee Period. (not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years)

  (11)There are no enhanced payout rates.

  (12)The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.

  (13)Subsequent purchase payments are not currently restricted under the GMIB
      II.

GUARANTEED WITHDRAWAL BENEFITS

We offer optional guaranteed withdrawal benefits for an additional charge. There are two GWBs, under this Contract:

  .   LWG II

  .   Enhanced GWB

None of the GWBs are available for sale.

Each of the GWBs guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your benefit has been returned to You. Moreover, if You make your first withdrawal on or after the date You reach age 59 1/2, the LWG II guarantees income for your life (and, for Contracts not issued in New York State, the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1/2), even after the entire amount of purchase payments has been returned. (See "Description of the LWG II" below.)

There may be versions of each optional GWB benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.

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If You purchase a GWB, You must elect one version at the time You purchase the
Contract, prior to age 86. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and GMIB or the EDB in effect at the same time. Once elected, the optional benefit may not be terminated except as stated below.

FACTS ABOUT GWBS

MANAGING YOUR WITHDRAWALS. A GWB guarantee may be reduced if your annual withdrawals or any amount applied to a pay-out option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. A GWB does not establish or guarantee an Account Value or minimum return for any Investment Division. THE BENEFIT BASE (AS DESCRIBED BELOW) UNDER THE ENHANCED GWB AND THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (AS DESCRIBED BELOW) UNDER THE LWG II CANNOT BE TAKEN AS A LUMP SUM. (However, if You cancel a Lifetime Withdrawal Guarantee benefit after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. The Guaranteed Principal Adjustment feature is not available in Washington State. See "Description of the LWG II -- Cancellation and Guaranteed Principal Adjustment" below.) INCOME TAXES AND PENALTIES MAY APPLY TO YOUR WITHDRAWALS, AND WITHDRAWAL CHARGES MAY APPLY TO WITHDRAWALS DURING THE FIRST CONTRACT YEAR UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE SUCH WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. WITHDRAWAL CHARGES WILL ALSO APPLY TO WITHDRAWALS OF PURCHASE PAYMENTS THAT EXCEED THE FREE WITHDRAWAL AMOUNT.

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT A GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LWG). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. A GWB CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LWG) UNTIL TERMINATION OF THE OPTIONAL BENEFIT.

For purposes of calculating the Guaranteed Withdrawal Amount or the Total Guaranteed Withdrawal Amount (for the LWG), purchase payment credits (i.e., Bonus payments) are not included. In any event, withdrawals under a GWB will reduce your Account Value and death benefits.

CHARGES.   If the LWG is in effect, we will continue to assess the LWG Optional benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the Enhanced GWB is in effect, we will not continue to assess a GWB charge if your Benefit Base, as described below, equals zero.

TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE ENHANCED GWB AND LWG II IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE (REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE) AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE (OR REMAINING GUARANTEED WITHDRAWAL AMOUNT) IS GREATER THAN THE ACCOUNT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISER PRIOR TO PURCHASE.

ENHANCED GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase the LWG.

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If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity contract of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase the Enhanced GWB.

CIVIL UNIONS. A purchaser who has or is contemplating a civil union or same sex marriage should note that such partner/spouse would not be able to receive continued payments upon the death of the owner under the Joint Life version of the LWG.

DESCRIPTION OF THE LWG II (MAY BE KNOWN AS "METLIFE LIFETIME WITHDRAWAL GUARANTEE 2008" IN SALES LITERATURE OR OTHER MATERIALS)

TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the LWG II is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If You take a withdrawal that does NOT exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments, and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charge). If, however, You take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Value. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE ACCOUNT VALUE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under "Annual Benefit Payment," the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Contract Owner or oldest Joint Owner (or the Annuitant if the Contract Owner is non-natural person) is age
59 1/2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG (see "Additional Information" below).

ANNUAL BENEFIT PAYMENT. For all Contracts except Contracts issued in New York State, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make the first withdrawal during the Contract Year in which You attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal during the Contract Year in which You attain age 76 or older).

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    Annual Benefit Payment (New York State only).  For Contracts issued in New
    York State, if You elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if You make the first withdrawal during the Contract Year in which You attain, or will attain age 76 or older). If You elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (6% withdrawal rate if You make the first withdrawal during a Contract Year in which the younger spouse will attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (6% withdrawal rate if You make your first withdrawal during a Contract Year in which the younger spouse will attain age 76 or older).

IT IS IMPORTANT TO NOTE:

  . If You take your first withdrawal before the date You reach age 59 1/2 (or, for Contracts issued in New York State with the Joint Life Version, if You take your first withdrawal before the date when both You and your spouse are at least 59 1/2 ), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Value declines to zero due to market performance so long as You do not take Excess Withdrawals, however, You will not be guaranteed income for the rest of your life.

  .   If You take your first withdrawal on or after the date your reach age
      59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 591/2), even if your Remaining Guaranteed Withdrawal Amount or your Account Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year in which the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit payment to You each year for the rest of your life (and your spouse's life, if applicable). Therefore, You will be guaranteed income for life.

  . If You take your first withdrawal during the Contract Year in which You attain age 76 or older, your Annual Benefit payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if You elect the Joint Life Version, if You take your first withdrawal during the Contract Year the younger spouse attains or will attain age 76 or older, your Annual Benefit will be set equal to 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.

  . IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

  . At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG II. Annuitization may provide higher income amounts if the current annuity option rates applied to the adjusted Account Value on the date payments begin exceed the payments under the LWG II optional benefit.

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      Also, income payments provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II optional benefit.


  . You have the option of receiving withdrawals under the LWG II feature or receiving payments under an pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization. See "Lifetime Withdrawal Guarantee and Annuitization" below.


MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have made an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE APPLICABLE WITHDRAWAL RATE (SEE "ANNUAL BENEFIT PAYMENT" ABOVE FOR HOW THE WITHDRAWAL RATE IS DETERMINED).

IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING TOTAL GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. AN EXCESS WITHDRAWAL THAT REDUCES THE ACCOUNT VALUE TO ZERO WILL TERMINATE THE CONTRACT.

You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without making an Excess Withdrawal in the second year.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract Owner's 91st birthday (or in New York State, the youngest spouse's 91st birthday, if the Joint Life Version is elected), an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up:

  . resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not You have taken any withdrawals;

  . resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if You make your first withdrawal during the Contract Year in which You attain age 76 or older) or, for Contracts issued in New York State, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if You make your first withdrawal during the Contract Year in which the younger spouse attains or will attain age 76 or older); and

  .   may reset the LWG II charge to a rate that does not exceed the lower of:
      (a) maximum of 1.60% (Single Life version) or 1.80% (Joint Life version) or (b) the current rate that we charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.

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In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current LWG II charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary.

Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG II, there are certain investment allocation restrictions. Please see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" above.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the LWG II are restricted as described in "Your Investment Choices--Investment Allocation Restrictions For Certain Optional
Benefits--Restrictions on Subsequent Purchase Payments--GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."


JOINT LIFE VERSION. Like the Single Life version of the LWG II, the Joint Life version must be elected at the time You purchase the Contract, and the Contract Owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the Contract dies (or when the first joint owner dies), the LWG II will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if You purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first joint owner died), the withdrawal rate upon continuation of the Contract and the LWG II optional benefit by the spouse will be based on the age of the Contract Owner, oldest joint owner or youngest spouse (if the Joint Life version is elected in New
York) at the time the first withdrawal was taken. In situations in which a trust is both the owner and Beneficiary of the Contract, the Joint Life version of the benefit would not apply.

For Contracts issued in New York State, in order for You and your spouse to receive lifetime income, both You and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II optional benefit in New York State. In addition, the withdrawal rate for the Joint Life Version of LWG II may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State -- (see "Annual Benefit Payment" above).

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CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT.  You may elect to cancel the
LWG II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the LWG II will terminate, we will no longer deduct the LWG II charge and the investment allocation restrictions described in "Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" will no longer apply. The Contract, however, will continue.

If You cancel the LWG II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a GUARANTEED PRINCIPAL ADJUSTMENT to your Account Value (does not apply to Contracts issued in Washington State). The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:

(a)is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges) and

(b)is the Account Value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable Investment Division in the ratio the portion of the Account Value in such Investment Division bears to the total Account Value in all Investment Divisions. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature. The Guaranteed Principal Adjustment feature is not available in Washington State.

TERMINATION OF THE LWG II.  The LWG II will terminate upon the earliest of:

(1)The date of a full withdrawal of the Account Value (a pro rata portion of the charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

(2)The date the Account Value is applied to a pay-out option (a pro rata portion of the charge for this benefit will be assessed);

(3)The date there are insufficient amounts to deduct the LWG II benefit charge from your Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the charge and You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met; however, You will have no other benefits under the Contract);

(4)Death of the Contract Owner or joint Contract Owner (or the Annuitant if the owner is a non-natural person), except where the Contract is issued under the Joint Life version of the LWG II, the primary Beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the Contract;

(5)Change in Contract Owners or joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the charge for this benefit will be assessed, except for termination due to death);

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(6)The Contract is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death.)

(7)Effective date of the cancellation of this benefit by the Contract Owner;

(8)The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the charge will be assessed); or

(9)For Contracts issued in New York State with the Joint Life Version, the effective date of a change of the primary Beneficiary (a prorata portion of the charge will be assessed), subject to our administrative procedures.

Under our current administrative procedures, we will waive the termination of the LWG II, if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.

Once the optional benefit is terminated, the LWG II charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.

ADDITIONAL INFORMATION. The LWG II may affect the death benefit available under your Contract. If the owner or joint owner should die while the LWG II is in effect, an alternative death benefit amount will be calculated under the LWG II that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if You made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing.

If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s) of the Internal

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Revenue Code). If You terminate the LWG II because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the LWG II charge; or (3) the Contract Owner dies, except where the Beneficiary or joint owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.


LIFETIME WITHDRAWAL GUARANTEE AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, Your Contract must be annuitized (See "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Account Value on the annuity date.


If You annuitize at the latest date permitted, You must elect one of the following options:

(1)Annuitize the Account Value under the Contract's pay-out option provisions.

(2)If You took withdrawals before age 59 1/2, and therefore You are not eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.

(3)If you are eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary's death for the Joint Life version). If you (or you and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.

If You do not select a pay-out option or elect to receive payments under the LWG II, we will annuitize your Contract under the Lifetime Income Annuity with a 10 Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the pay-out option, if necessary, so your aggregate income payments will not be less than what you would have received under the LWG II.

CHARGES. For the LWG II the current charges are 1.25% of the Total Guaranteed Withdrawal Amount for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the LWG II charge to the then current charge for the same optional benefit, but no more than a maximum of 1.60% for the Single Life version or 1.80% for the Joint Life version.

The charge is deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Annual Step-Up occurring by withdrawing amounts on a pro rata basis from your Fixed Account Value (if available), Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value.

For Contracts issued in states where approved before July 13, 2009, the following difference applies:

We increase on each Contract Anniversary the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount until the earlier of : (a) the date of the second withdrawal from the Contract or (b) the tenth
Contract Anniversary, by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total

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Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as
of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

For Contracts issued in New York State for which applications and necessary paperwork were received at your Administrative Office before December 14, 2009, the following difference applies:

If You elect the Single Life Version, we increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount on each Contract Anniversary beginning with the Contract Anniversary following the date You reach age 63, until the earlier of (a) five years or (b) the date of the first withdrawal from the Contract, by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date You reach 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

If You elect the Joint Version, we increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

EXAMPLES OF LWG II

The purpose of these examples is to illustrate the operation of the LWG II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. The Lifetime Withdrawal Guarantee benefit does not guarantee an Account Value or minimum investment return for any Investment Division. The Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.

A. LWG

 I. A. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total

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Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit
Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero. (Under the LWG II, if the Contract Owner makes the first withdrawal during the Contract Year in which You attain age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

                                    [CHART]

       Annual Benefit     Cumulative           Account
          Payment         Withdrawals           Value
       --------------     -----------        -----------
 1        $5,000           $ 5,000           $100,000.00
 2         5,000            10,000             90,250.00
 3         5,000            15,000             80,987.50
 4         5,000            20,000             72,188.13
 5         5,000            25,000             63,828.72
 6         5,000            30,000             55,887.28
 7         5,000            35,000             48,342.92
 8         5,000            40,000             41,175.77
 9         5,000            45,000             34,366.98
10         5,000            50,000             27,898.63
11         5,000            55,000             21,753.70
12         5,000            60,000             15,916.02
13         5,000            65,000             10,370.22
14         5,000            70,000              5,101.71
15         5,000            75,000                 96.62
16         5,000            80,000                     0
17         5,000            85,000                     0
18         5,000            90,000            -13,466.53
19         5,000            95,000                     0
20         5,000           100,000                     0




B. When Withdrawals Do Exceed the Annual Benefit Payment

      LWGII -- Proportionate Reduction

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract Owner makes the first withdrawal during the Contract Year the Contract Owner attains or will attain age 76 or older, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Year he or she attains age 76 and the Withdrawal Rate is therefore 5%.)

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $80,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Value would be reduced to $80,000 - $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% X $87,500 = $4,375.

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(Assume instead that You withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Account Value before that withdrawal.)

C. LWG -- Automatic Annual Step-Ups (No Withdrawals) (for all states except New York)

Assume the Contract Owner, age 67 at issue, elected the LWG II and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.

At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Withdrawal Rate will also reset from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

D. LWG -- Automatic Annual Step-Ups (No Withdrawals) -- For Contracts issued in New York State (Single Life Only)

Assume the Contract Owner, age 67 at issue elected the LWG II and elected the Single Life version and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.

At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the Contract Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Automatic Annual Step-Up will also reset the Withdrawal Rate from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

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

II.  For Contracts issued in states where approved before July 13, 2009:

A. LWG -- Compounding Income Amount (for all states except New York)

Assume that a Contract with LWG II had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the second withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the second withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 X 107.25%), and the Annual Benefit Payment would increase to $5,363 ($107,250 X 5%).

If the second withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 X 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 X 5%).

If the second withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 X 5%).

Delay taking withdrawals and receive higher guaranteed payments

                        [Chart]

Year of Second Withdrawal  Annual Benefit Payment
-------------------------  ----------------------
         1                      $ 5,000
         2                        5,363
         3                        5,751
         4                        6,168
         5                        6,615
         6                        7,095
         7                        7,609
         8                        8,161
         9                        8,753
        10                        9,387
        11                       10,068


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B. LWG -- Automatic Annual Step-Ups and 7.25% Compounding Amount (No
   Withdrawals) (for Contracts issued states where approved before July 13,
   2009):

Assume that a Contract with LWG II had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 X 5%).

At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account Value is less than $214,500. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 X 5%).

                                    [CHART]



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
III.  For Contracts Issued in New York State before December 14, 2009:

A. LWG -- Compounding Income Amount

Assume that a Contract Owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

The Total Guaranteed Withdrawal Amount will increase by 6% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 X 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 X 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 X 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 X 5%).

If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 X 5%).


        Delay taking withdrawals and receive higher guaranteed payments

                             [GRAPHIC APPEARS HERE]

                             Annual Benefit Payment

     1              2           3            4            5           6
   ------        ------       ------       ------       ------      ------
   $5,000        $5,300       $5,618       $5,955       $6,312      $6,691



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

B. For Contracts Issued in New York State before December 14, 2009: LWG -- Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)

Assume that a Contract Owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 X 5%).

At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Value is less than $159,000. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 X 5%).

                                                                            137

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DESCRIPTION OF ENHANCED GWB (MAY BE KNOWN AS THE "GUARANTEED WITHDRAWAL
BENEFIT" IN SALES LITERATURE OR OTHER MATERIALS)

BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that You are guaranteed to receive over time under the Enhanced GWB. At issue, the Guaranteed Withdrawal Amount and the BENEFIT BASE are both equal to your initial purchase payment plus a credit to the Benefit Base equal to 5% of your initial purchase payment ("the GWB Bonus"). At any subsequent point in time, the Benefit Base is the remaining amount of money that You are guaranteed to receive through withdrawals under the Enhanced GWB. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Value below the Benefit Base, You are still guaranteed to be able to withdraw the entire amount of your Benefit Base.

The Benefit Base is equal to:

  .   Your initial purchase payment, increased by the 5% GWB Bonus;

  .   Increased by each subsequent purchase payment, and by the 5% GWB Bonus;

  . Reduced dollar for dollar by withdrawals, which are withdrawals (including any applicable Withdrawal Charge) and amounts applied to an income option (currently, You may not apply amounts less than your entire Account Value to an annuity option); and

  . If any withdrawal from your Contract is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if the owner is a non-natural person), or results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Value, after the decrease for withdrawals. The Benefit Base will also be reset as a result of an Optional Reset as described below.

ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base You may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to You through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB withdrawal rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.

MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have taken an Excess Withdrawal. YOU SHOULD NOT TAKE EXCESS WITHDRAWALS. IF YOU DO TAKE AN EXCESS WITHDRAWAL, OR IF A WITHDRAWAL IS NOT PAYABLE TO THE CONTRACT OWNER OR THE CONTRACT OWNER'S BANK ACCOUNT (OR TO THE ANNUITANT OR THE ANNUITANT'S BANK ACCOUNT, IF THE OWNER IS A NON-NATURAL PERSON), THE ANNUAL BENEFIT PAYMENT WILL BE RECALCULATED AND MAY BE REDUCED. THIS REDUCTION MAY BE SIGNIFICANT. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and
(2) your Account Value after the reduction for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB withdrawal rate. Because the Enhanced GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits You will receive.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and You withdraw only 4% one year, You cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.

ALL WITHDRAWALS ARE SUBJECT TO APPLICABLE EARLY WITHDRAWAL CHARGES AND TAXES.

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

GUARANTEED WITHDRAWAL AMOUNT. We assess the Enhanced GWB charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and
(2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB charge we deduct will increase because the charge is a percentage of your Guaranteed Withdrawal Amount.

OPTIONAL RESET. At any Contract Anniversary prior to the 86th birthday of the owner (or oldest joint owner or Annuitant if the Contract is owned by a non-natural person) You may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.

An Optional Reset will:

..   Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the
    Account Value on the date of the reset;

..   Reset your Annual Benefit Payment equal to the Account Value on the date of the reset multiplied by the GWB withdrawal rate (7%); and

..   Reset the Enhanced GWB charge equal to the then current level we charge for the same benefit at the time of the reset, up to the maximum charge of 1.00%.

You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the owner (or oldest joint owner or Annuitant if the Contract is owned by a non-natural person).

We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require You to submit your request in writing) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.

If You elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Account Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the owner (or oldest joint owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.

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In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If You discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Resets, the Enhanced GWB optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)

It is possible to elect a one-time Optional Reset when the Account Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Account Value is smaller than the Guaranteed Withdrawal Amount.) If You elect a one-time Optional Reset when the Account Value before the reset was less than the Guaranteed Withdrawal Amount, You would lock in a higher Benefit Base which would increase the total amount You are guaranteed to receive through withdrawals under the Enhanced GWB optional benefit, and extend the period of time over which You could make those withdrawals. However, You would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Value is smaller than the Guaranteed Withdrawal Amount only if You are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, You should only elect a one-time Optional Reset when your Account Value is larger than the Guaranteed Withdrawal Amount.

Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB optional benefit charge. If the current charge in effect at the time of the reset is higher than the charge You are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 8% of purchase payments taken in the first seven years following receipt of the applicable purchase payment.

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal tax penalty may apply.

CANCELLATION OF THE ENHANCED GWB. You may elect to cancel the Enhanced GWB in accordance with our administrative procedures (currently we require You to submit your cancellation request in writing to our Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If You cancel the Enhanced GWB, You may not re-elect it. Upon cancellation, the Enhanced GWB charge will no longer apply. The Contract, however, will continue.

TERMINATION OF THE ENHANCED GWB. The Enhanced GWB will terminate upon the earliest of:

(1)the date You make a full withdrawal of your Account Value (a pro rata portion of the charge will apply); You are still eligible to receive annual payments until the Benefit Base declines to zero, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met;

(2)the date You apply all of your Account Value to a pay-out option (a pro rata portion of the charge will apply);

(3)the date there are insufficient amounts to deduct the Enhanced GWB charge from your Account Value (whatever Account Value is available will be applied to pay the annual Enhanced GWB benefit charge); You are still eligible to receive annual payments until the Benefit Base declines to zero, provided your withdrawals did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met;

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

(4)the date we receive due proof of the owner's death and a Beneficiary claim form, except where the Beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB is in effect at the time of continuation), all terms and conditions of the Enhanced GWB will apply to the surviving spouse; and (b) we will not terminate the benefit until we receive both due proof of the owner's death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB charge until we receive this information;

(5)the effective date of cancellation of the optional benefit;

(6)a change of the owner or joint owner (or the Annuitant if the owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Contract Owner or Joint Contract Owner or Annuitant, if a non-natural person owns the Contract) ( a pro rata portion of the charge will apply); or

(7)the termination of the Contract (a pro rata portion of the charge will apply).

ADDITIONAL INFORMATION. If You take a full withdrawal of your Account Value and the withdrawal does not exceed the Annual Benefit Payment, or your Account Value is reduced to zero because You do not have a sufficient Account Value to pay the Enhanced GWB charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the owner or joint owner (or to the Annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If You or the joint owner (or the Annuitant if the owner is a non-natural person) should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.

If the owner or joint owner (or the Annuitant if the owner is a non-natural person) should die while the Enhanced GWB is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB.

If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed-upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the Annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s) of the Internal Revenue Code). If You terminate the Enhanced GWB because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the Enhanced GWB charge; or (3) the Contract Owner or joint owner (or the

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
Annuitant, if the owner is a non-natural person) dies, except where the Beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.


CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the Enhanced GWB are restricted as described in "Your Investment Choices--Investment Allocation Restrictions For Certain Optional
Benefits--Restrictions on Subsequent Purchase Payments--GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II."

ENHANCED GWB AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (See "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value.


If You annuitize at the latest date permitted, You must elect one of the following options:

(1)Annuitize the Account Value under the Contract's pay-out option provisions.

(2)Elect to receive the Annual Benefit Payment under the Enhanced GWB paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.

If You do not select a pay-out option or elect to receive payments under the Enhanced GWB, we will annuitize your Contract under the Lifetime Income Annuity with a 10 Year Guarantee Period income payment type. However, if we do, we will adjust your annuity income payment or the pay-out option, if necessary, so your aggregate annuity payments will not be less than what You would have received under the Enhanced GWB.



CHARGES. The Enhanced GWB is available for an additional charge of 0.55% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. (The Fixed Account is not available in the C Class Contracts or Contracts issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contracts.)

EXAMPLES

The purpose of these examples is to illustrate the operation of the Enhanced GWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties.

A. How Withdrawals Affect the Benefit Base

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 X 5%). Assume that the Account Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

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   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C. How Withdrawals Affect the Annual Benefit Payment

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Value by an additional $1,000, the Account Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
      Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Value had increased to $150,000, the Account Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E. Putting It All Together

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $50,000 at year four due to poor market performance. If You withdrew $7,350 at this time, your Account Value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

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                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                    0                0           100,000      105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350            7,350            42,650       75,600
 5                7,350            7,350            35,300       68,250
 6                7,350            7,350            27,950       60,900
 7                7,350            7,350            20,600       53,550
 8                7,350            7,350            13,250       46,200
 9                7,350            7,350             5,900       38,850
10                7,350            7,350                 0       31,500
11                7,350            7,350                 0       24,150
12                7,350            7,350                 0       16,800
13                7,350            7,350                 0        9,450
14                7,350            7,350                 0        2,100
15                2,100            2,100                 0            0
16
17
18

   2. When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Value was further reduced to $50,000 at year four due to poor market performance. If You withdrew $10,000 at this time, your Account Value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% X $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                   $0               $0          $100,000     $105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350           10,000            40,000       40,000
 5                2,800            2,800            37,200       37,200
 6                2,800            2,800            34,400       34,400
 7                2,800            2,800            31,600       31,600
 8                2,800            2,800            28,800       28,800
 9                2,800            2,800            26,000       26,000
10                2,800            2,800            23,200       23,200
11                2,800            2,800            20,400       20,400
12                2,800            2,800            17,600       17,600
13                2,800            2,800            14,800       14,800
14                2,800            2,800            12,000       12,000
15                2,800            2,800             9,200        9,200
16                2,800            2,800             6,400        6,400
17                2,800            2,800             3,600        3,600
18                2,800            2,800               800          800

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F. Annual Benefit Payment Continuing When Account Value Reaches Zero

An initial purchase payment is made of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 X 7%).

Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to You (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                    [CHART]

     Annual Benefit Payment  Benefit Base      Account Balance
     ----------------------  ------------      ---------------
 1           $7,350          $105,000            $100,000
 2            7,350            97,650              73,000
 3            7,350            90,300              52,750
 4            7,350            82,950              37,562.50
 5            7,350            75,600              26,171.88
 6            7,350            68,250              17,628.91
 7            7,350            60,900              11,221.68
 8            7,350            53,550               6,416.26
 9            7,350            46,200               2,812.20
10            7,350            38,850                 109.14
11            7,350            31,500                      0
12            7,350            24,150                      0
13            7,350            16,800                      0
14            7,350             9,450                      0
15            2,100             2,100                      0
16                0                 0                      0




G. How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may be elected prior to age 86)

Assume that a Contract had an initial purchase payment of $100,000 and the fee is .55%. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The Account Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at ..55%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% X $148,350 = $10,385.

The Account Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% X $179,859 = $12,590.

The Account Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at ..60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% X $282,582= $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

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                                    [CHART]

          Annual Benefit     Cumulative
              Payment        Withdrawals     Account Balance
          --------------     -----------     ---------------
 1           $ 7,350          $  7,350           $105,000
 2             7,350            14,700            125,000
 3             7,350            22,050            130,000
 4            10,385            32,435            148,350
 5            10,385            42,819            185,000
 6            10,385            53,204            195,000
 7            12,590            65,794            179,859
 8            12,590            78,384            210,000
 9            12,590            90,974            223,000
10            19,781           110,755            282,582
11            19,781           130,535            270,000
12            19,781           150,316            278,000



H. How an Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Value at the end of 5 years is $80,000. If an Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 X 7%). (If You elect Automatic Annual Resets, a reset will not occur if the Account Balance is lower than the Guaranteed Withdrawal Amount.)

Under these circumstances, the one-time the Optional Reset increases the Benefit Base (the remaining amount of money You are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which You will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the benefit charge is calculated. If the benefit charge rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual benefit charge.

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PAY-OUT OPTIONS (OR INCOME OPTIONS)

   You may convert your Contract into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before You annuitize. When You purchase the Contract, the annuity date will be the later of the first day of the calendar month after the Annuitant's 90th birthday or 10 years from the date your Contract was issued. You can change or extend the annuity date at any time before the annuity date with 30 days prior notice to us (subject to restrictions that may apply in your state and our current established administrative procedures). Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED A LIVING BENEFIT SUCH AS A GMIB OR A GWB, ANNUITIZING YOUR CONTRACT TERMINATES THE OPTIONAL BENEFIT, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE OPTIONAL BENEFIT AND ANY GUARANTEED PRINCIPAL OPTION OR GUARANTEED PRINCIPAL ADJUSTMENT (FOR GMIB MAX I, GMIB PLUS III OR GMIB PLUS II OR LWG, RESPECTIVELY) THAT MAY ALSO BE PROVIDED BY THE OPTIONAL BENEFIT.

When considering a pay-out option, You should think about whether You want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.

If You do not tell us otherwise, your Fixed Account Value and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out option.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

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INCOME PAYMENT TYPES

   Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract Owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.

Many times, the Contract Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income You need;

..   The amount You expect to receive from other sources;

..   The growth potential of other investments; and

..   How long You would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the Annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.

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ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the Investment Divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable Income Payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains the same for duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.

Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to You when You first convert your Contract into an income stream or make a reallocation of your income payment into an Investment Division during the pay-out phase. Before we determine the number of annuity units to credit to You, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Contract into an income stream. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer an AIR of 3% and 4%. The higher your AIR, the higher your initial variable income

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payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit
Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Contract to an income stream, then the amount of that payment will be determined on the date You convert your Contract to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

   During the pay-out phase of the Contract, You may make reallocations among Investment Divisions or from the Investment Divisions to the Fixed Income
Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Investment Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into an Investment Division. There is no Withdrawal Charge to make a reallocation.

For us to process a reallocation, You must tell us:

..   The percentage of the income payment to be reallocated;

..   The Investment Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and

..   The Investment Divisions from which You want to reallocate your income payment.

We may require that You use our original forms to make reallocations.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the
    Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

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..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

..   Suppose You choose to reallocate 40% of your income payment supported by
    Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)

Please see the "Transfer Privilege" section regarding our transfer restriction policies and procedures.

CHARGES


   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate
Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization funds). In addition, You pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

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GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to the appropriate address below.

(We reserve the right to receive purchase payments by other means acceptable to us.)

             REGULAR MAIL               EXPRESS MAIL
             ------------               ------------
             MetLife Preference Premier MetLife Preference Premier
             PO Box 10342               4700 Westown Parkway,
             Des Moines, IA 50306-0342  Suite 100
                                        West Des Moines, IA 50266

We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.

Purchase payments (including any portion of your Account Value under a Contract which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

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PROCESSING TRANSACTIONS

We permit You to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

..   Account Value

..   Unit Values

..   Current rates for the Fixed Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

..   any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment

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method. If the Beneficiary is your spouse, the spouse may be substituted as the owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint Annuitant.

ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7722 to make such changes.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the owner's, Annuitant's or Beneficiary's life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).

Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Investment Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

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ADVERTISING PERFORMANCE


     We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market Investment Division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges and the charge for the EDB, the Earnings Preservation Benefit, GMIBs or the GWBs. Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Investment Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract. These figures also assume a steady annual rate of return. They assume that combination of optional benefits that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Contracts and the Investment Divisions as a result of different Separate Account charges and Withdrawal Charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the EDB, the Earnings Preservation Benefit, GMIBs or the GWBs. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date.

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We may also present average annual total return calculations which reflect all
Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR CONTRACT

     We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

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..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an Investment Division to another Investment
    Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

..   To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, You have voting interests under your Contract concerning Metropolitan Fund, Met Investors Fund or American
Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE CONTRACTS


MetLife Investors Distribution Company (''MLIDC'') is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers). MLIDC does not retain any fees under the Contracts.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission (''SEC'') under the Securities Exchange Act of 1934, as well

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as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA BrokerCheck Hotline at 1 800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Contracts are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. (''MSI''), our affiliate and a broker-dealer, and through New England Financial(R) licensed sales representatives who are associated with New England Securities Corporation ("NES"), also our affiliate and a broker-dealer. Both broker-dealers are paid compensation for the promotion and sale of the Contracts. New England Financial(R) is the service mark for New England Life Insurance Company, Boston, Massachusetts, and related companies. The Contracts are also sold through the registered representatives of our other affiliated broker-dealers. MSI, NES and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Contracts may also be sold through other registered broker-dealers. We also may sell the Contracts directly, without compensation, to sales representatives, to employees, officers, directors, and trustees of MetLife and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any investment adviser or subadviser to the Portfolios, and certain family members of the foregoing. If consistent with applicable state insurance law, we may sell the Contracts, without compensation, to MetLife or its affiliated companies for use with deferred compensation plans for agents, employees, officers, directors, and trustees of MetLife and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. Contracts also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contract. New England Financial(R) sales representatives and MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Contract, the gross dealer concession ranges from 1.0% to 7.15% of each purchase payment (depending on the class purchased) and, starting as early as the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Value each year the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because New England Financial(R) sales representatives and non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

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

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Contracts by other affiliated broker-dealers. The compensation paid to other affiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of other affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with other affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our other affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain other affiliated selling firms such as Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firm provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the

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aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of Purchase Payments allocated to the following portfolios for the services it provides in marketing the portfolios' shares in connection with the contract: the American Funds Global Small Capitalization Portfolio, the American Funds Growth-Income Portfolio, the American Funds(R) Bond Portfolio, the American Funds(R) Growth Portfolio, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Growth Allocation Portfolio.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR CONTRACT

We may cancel your Contract only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. However, we will not terminate the Contract if it includes an LWG. In addition, we will not terminate any Contract that includes the Enhanced GWB or a GMIB or a guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/Income Base of the optional benefit, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision, under Contracts issued in New York.

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INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Contracts and income payments under the Contracts together.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law.

Where otherwise permitted under the Contract, the transfer of ownership of a Contract, the designation or change in designation of an Annuitant, payee or other Beneficiary who is not also a Contract Owner, the selection of certain maturity dates, the exchange of a Contract, or the receipt of a Contract in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity Contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

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GENERAL

   The Contracts are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer You additional insurance benefits such as availability of a guaranteed income for life.

Under current Federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by You or your Beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity You purchase (e.g., Non-Qualified or IRA); and payment method or income payment type You elect. If You meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if You make a taxable withdrawal before age 59 1/2 You may incur a 10% Federal income tax penalty, in addition to ordinary income taxes. Also, please see the section below titled "Separate Account Charges" for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                                   Type of Contract
                                                                                 --------------------
                                                                                    Non    Trad. Roth
                                                                                 Qualified  IRA  IRA
                                                                                 --------- ----- ----

In a series of substantially equal periodic payments ("SEPP") made annually (or
more frequently) for life or life expectancy/1/                                      x       x    x

After You die                                                                        x       x    x

After You become totally disabled (as defined in the Code)                           x       x    x

To pay deductible medical expenses                                                           x    x

To pay medical insurance premiums if You are unemployed                                      x    x

For qualified higher education expenses, or                                                  x    x

For qualified first time home purchases up to $10,000                                        x    x

After December 31, 1999 for IRS levies                                                       x    x

Certain immediate income annuities providing a series of SEPP made annually (or
more frequently) over the specified payment period/1/                                x

  /1/ If you own a variable annuity contract with a GMIB and elect to receive distributions in accordance with the SEPP exception, the commencement of income payments under the GMIB, if Your Contract lapses and there remains any Income Base, may be considered an impermissible modification of the payment stream under certain circumstances.

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SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)
AND INCOME OPTIONS

If You are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If You receive systematic payments that You intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. GWB and the GMIB) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity Contract and do not report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

..   Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so You only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

..   Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that You commence payments by a certain age.

..   Your Non-Qualified contract may be exchanged for another Non-Qualified annuity or a qualified long term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, You may not be able to transfer withdrawals to another non-qualified annuity contract or a qualified long term care contract in a tax-free Section 1035 exchange.

..   Pursuant to IRS guidance, a direct transfer of less than the entire Account
    Value from one non-qualified annuity to another non-qualified annuity (a "partial exchange") may be recharacterized by the IRS if there is a withdrawal or surrender within the 180-day period following the partial exchange. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult your own independent tax adviser prior to a partial exchange.

..   Consult your tax adviser prior to changing the Annuitant or prior to changing the date You determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

..   Where otherwise permitted under the Contract, pledges, assignments and other types of transfers of all or a portion of your Account Value generally result in the immediate taxation of the gain in your Contract. This rule may not apply to certain transfers between spouses.

..   Contracts issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than You would otherwise expect.

..   When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

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

..   In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under Section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for Federal income tax purposes where owned by a non- natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when You (or your Beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If You die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your Beneficiary if income payments continue after your death. We will tell You what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

If your Contract allows and You elect to apply less than the entire account value of your Contract to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments You receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser before You partially annuitize your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between Investment Divisions or from an Investment Division into a fixed option.

We generally will tell You how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater (or lesser) than the taxable amount determined by us and reported by us to You and the IRS.

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

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, You may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax adviser as to the details and consequences of making such election. Also, consult your tax adviser as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).

If You die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your Beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your Beneficiary, he or she may elect to continue as owner of the Contract.

Under federal tax rules, a same-sex spouse is treated as a non-spouse
Beneficiary.

If You die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If You die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your Beneficiary if income payments continue after your death.

In the case of joint Contract Owners, the above rules will be applied on the death of any Contract Owner.

Where the Contract Owner is not a natural person, these rules will be applied on the death of any Annuitant (or on the change in Annuitant, if permitted under the Contract). Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

If death benefit payments are being made to your designated Beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated Beneficiary's death.

After your death, if your designated Beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

NEW MEDICARE TAX

Beginning January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals whose income exceeds certain threshold amounts ("Health Care and Education Reconciliation Act of 2010"). For purposes of this tax, net investment income will include income from non-qualified annuity contracts (as well as interest, dividends and certain other items).

The new 3.8% Medicare tax is imposed on the lesser of:

1. the taxpayer's net investment income (from non-qualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs and qualified arrangements described in Code Sections 401(a), 403(b) or 457(b)), but such income will increase modified adjusted gross income in Item 2.

The IRS has issued proposed guidance regarding this income surtax. You should consult your tax adviser regarding the applicability of this tax to income You would receive under this annuity Contract.

GUARANTEED WITHDRAWAL BENEFITS

If You have purchased the Enhanced GWB or LWG II where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under tax law and allow recovery of any remaining basis ratably over the expected number of payments.

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

..   Possible taxation of transfers/reallocations between Investment Divisions or transfers/reallocations from an Investment Division to the Fixed Account or Fixed Income Option.

..   Possible taxation as if You were the Contract Owner of your portion of the
    Separate Account's assets.

..   Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Contract where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect You and other Contract Owners in the Investment Divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA AND ROTH IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Contract offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Value which could conceivably be characterized as life insurance.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA or Roth IRA.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the Contract Owner and the Annuitant under the Contract. Your IRA annuity is not forfeitable and You may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which You attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

..   If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, You can change your Traditional IRA purchase payment to a Roth IRA before You file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see "Roth IRA Annuities"), You must begin receiving withdrawals by April 1 of the calendar year following the year in which You reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

For after-death required minimum distributions ("RMDs"), the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD waiver. For instance, for a Contract Owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs from any one or more of the taxpayer's IRAs.

In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that the value of all benefits under a Contract including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and You should consult your own tax advisers as to how these rules affect your own Contract. We will provide You with additional information regarding the amount that is subject to minimum distribution under this new rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Under Federal tax rules, a same-sex spouse is treated as a non-spouse Beneficiary. Consult your tax adviser.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if You die before RMD withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see "Minimum Distribution Requirements for IRAs" section for additional information).

If your spouse is your Beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2. Alternatively, if your spouse is your Beneficiary, he or she may elect to continue as "Contract Owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

Under federal tax rules, a some-sex spouse is treated as a non-spouse beneficiary

If You die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated Beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity You owned, the death benefit must continue to be distributed to your Beneficiary's Beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your Beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because You have the opportunity to enjoy tax-free earnings. However, You can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch- up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax adviser.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, You can change your Roth IRA contribution to a Traditional IRA before You file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year the rollover distribution occurs, unless it is from a designated Roth account.

If You exceed the purchase payment limits You may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

..   The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA; and

..   The withdrawal is made: on or after the date You reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% Federal income tax penalty may apply if made before age 59 1/2. See the withdrawals chart above in the section titled "Withdrawals Before Age 59 1/2". Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, You do not pay income tax on withdrawals of purchase payments. However, withdrawals of the taxable amounts converted from a non-Roth IRA or eligible retirement plan, prior to age 59 1/2 will be subject to the 10% Federal income tax penalty (unless You meet an exception) if made within 5 taxable years of such conversion. See the withdrawals chart above in the section titled "Withdrawals Before Age 59 1/2".

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

..   The first money withdrawn is any annual (non-conversion/rollover)
    contributions to the Roth IRA and rollovers of after-tax amounts from other Roth plans. These are received tax and penalty free.

..   The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA or an eligible retirement plan (other than a designated Roth account), on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the portion of the conversion/rollover contribution that was subject to income tax as a result of the conversion. As previously discussed, depending upon when it occurs, withdrawals of the taxable amounts converted may be subject to a penalty tax, or result in the acceleration of inclusion of income.

..   The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% Federal income tax penalty may apply if You are under age 59 1/2.

..   We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA.

Except to the extent You have non-deductible contributions, the amount converted from an existing IRA or eligible retirement plan (other than a designated Roth account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the taxable amount distributed (or treated as distributed) in 2010 and then converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior 12-month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax adviser prior to converting. The taxable amount may exceed the Account Value at date of conversion.

Amounts converted from a Traditional IRA or eligible retirement plan (other than a designated Roth account) to a Roth IRA generally will be subject to income tax withholding. The amount withheld is determined by the Code.

If You mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows You to reverse your conversion provided You do so before You file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

RMD rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a Beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated Beneficiary by the end of the fifth year following your death or over a period no longer than the Beneficiary's remaining life expectancy at the time You die.

DEATH BENEFITS

Generally, when You die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your Beneficiary by December 31st of the year after your death.

If your spouse is your Beneficiary, your spouse may delay the start of required payments until December 31st of the year in which You would have reached age
70 1/2.

If your spouse is your Beneficiary, he or she may elect to continue as "Contract Owner" of the Contract.

Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally eliminate the Beneficiary's ability to stretch or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.

LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION

                                                                       PAGE

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................   2

     PRINCIPAL UNDERWRITER............................................   2

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT................   2

     EXPERIENCE FACTOR................................................   3

     VARIABLE INCOME PAYMENTS.........................................   3

     CALCULATING THE ANNUITY UNIT VALUE...............................   5

     ADVERTISEMENT OF THE SEPARATE ACCOUNT............................   6

     VOTING RIGHTS....................................................   8

     WITHDRAWALS......................................................   9

     ACCUMULATION UNIT VALUE TABLES...................................  10

     FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.....................   1

     FINANCIAL STATEMENTS OF METLIFE.................................. F-1

APPENDIX A

PREMIUM TAX TABLE

If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.

                     Non-Qualified IRA
                     Annuities     Annuities(1)
                     ------------- ------------
  California........ 2.35%         0.5%
  Florida(2)........ 1.0%          1.0%
  Maine............. 2.0%          --
  Nevada............ 3.5%          --
  Puerto Rico(3).... 1.0%          1.0%
  South Dakota(4)... 1.25%         --
  West Virginia..... 1.0%          1.0%
  Wyoming........... 1.0%          --

        ---
      /1/Premium tax rates applicable to IRA annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA Annuities."

      /2/Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%. (MetLife passes the tax savings back to contractholders and, therefore, annuity premiums are exempt from taxation.)

      /3/We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.

      /4/Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.

APPENDIX B

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

These tables show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Contract for each Investment Division from year end to year end. Lower charges for the GMIB Plus II, EDB I and LWG II were in effect prior to May 4, 2009. These lower charges are not reflected in the tables below. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table show the Contract mix that bears the total highest charge, and the second table show the Contract mix that bears the total lowest charge. The mix with the total highest charge has these features: Bonus Class, the optional Annual Step-Up Death Benefit and the optional Earnings Preservation Benefit. Charges for the optional EDB, the optional GMIBs and the optional GWBs are made by canceling accumulation units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the optional EDB Max I in lieu of the optional Annual Step-Up Benefit and the optional GMIB Max I will result in a higher overall charge. The mix with the total lowest charge has these features: R Class and no optional benefit. All other possible mixes for each Investment Division within the Contract appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.

                             HIGHEST POSSIBLE MIX
                         2.25 SEPARATE ACCOUNT CHARGE

                                                                                                             Beginning of
                                                                                                                 Year
                                                                                                             Accumulation
Investment Division                                                                                     Year  Unit Value
-------------------                                                                                     ---- ------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B) (5/2/2011)................... 2011     9.99
                                                                                                        2012     9.68

American Funds(R) Balanced Allocation Investment Division (Class C).................................... 2009     6.29
                                                                                                        2010     8.81
                                                                                                        2011     9.66
                                                                                                        2012     9.25

American Funds(R) Bond Investment Division (Class C)................................................... 2009     8.81
                                                                                                        2010     9.75
                                                                                                        2011    10.12
                                                                                                        2012    10.47

American Funds(R) Growth Allocation Investment Division (Class C)...................................... 2009     5.55
                                                                                                        2010     8.28
                                                                                                        2011     9.19
                                                                                                        2012     8.56

American Funds(R) Growth Investment Division (Class C)................................................. 2009     4.99
                                                                                                        2010     7.77
                                                                                                        2011     8.99
                                                                                                        2012     8.39

American Funds(R) Moderate Allocation Investment Division (Class C).................................... 2009     7.08
                                                                                                        2010     9.21
                                                                                                        2011     9.90
                                                                                                        2012     9.70

AQR Global Risk Balanced Investment Division (Class B) (5/2/2011)...................................... 2011    10.34
                                                                                                        2012    10.54

Baillie Gifford International Stock Investment Division (formerly Artio International Stock Investment
  Division (Class B)).................................................................................. 2009     7.48
                                                                                                        2010    10.98
                                                                                                        2011    11.47
                                                                                                        2012     8.95

                                                                                                                      Number of
                                                                                                        End of Year  Accumulation
                                                                                                        Accumulation Units End of
Investment Division                                                                                      Unit Value      Year
-------------------                                                                                     ------------ ------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B) (5/2/2011)...................     9.68           0.00
                                                                                                           10.41           0.00

American Funds(R) Balanced Allocation Investment Division (Class C)....................................     8.81           0.00
                                                                                                            9.66           0.00
                                                                                                            9.25           0.00
                                                                                                           10.26           0.00

American Funds(R) Bond Investment Division (Class C)...................................................     9.75           0.00
                                                                                                           10.12       1,561.09
                                                                                                           10.47       1,555.36
                                                                                                           10.73       1,555.36

American Funds(R) Growth Allocation Investment Division (Class C)......................................     8.28           0.00
                                                                                                            9.19           0.00
                                                                                                            8.56           0.00
                                                                                                            9.72           0.00

American Funds(R) Growth Investment Division (Class C).................................................     7.77         506.95
                                                                                                            8.99       3,208.07
                                                                                                            8.39       3,255.23
                                                                                                            9.63       1,131.86

American Funds(R) Moderate Allocation Investment Division (Class C)....................................     9.21           0.00
                                                                                                            9.90           0.00
                                                                                                            9.70           0.00
                                                                                                           10.51           0.00

AQR Global Risk Balanced Investment Division (Class B) (5/2/2011)......................................    10.54           0.00
                                                                                                           11.39           0.00

Baillie Gifford International Stock Investment Division (formerly Artio International Stock Investment
  Division (Class B))..................................................................................    10.98           0.00
                                                                                                           11.47           0.00
                                                                                                            8.95           0.00
                                                                                                           10.45           0.00

                                                                                    Beginning of               Number of
                                                                                        Year     End of Year  Accumulation
                                                                                    Accumulation Accumulation Units End of
Investment Division                                                            Year  Unit Value   Unit Value      Year
-------------------                                                            ---- ------------ ------------ ------------
Barclays Capital Aggregate Bond Index Investment Division (Class B)........... 2009    13.07        13.54       3,900.34
                                                                               2010    13.54        14.00       5,660.58
                                                                               2011    14.00        14.68       5,706.46
                                                                               2012    14.68        14.88       8,371.45

BlackRock Aggressive Growth Investment Division (Class B)..................... 2009    20.31        32.93          65.68
                                                                               2010    32.93        37.02          63.98
                                                                               2011    37.02        35.03          59.80
                                                                               2012    35.03        37.90          59.81

BlackRock Bond Income Investment Division (Class B)........................... 2009    36.65        39.65           0.00
                                                                               2010    39.65        41.90         376.72
                                                                               2011    41.90        43.55         375.80
                                                                               2012    43.55        45.68         375.80

BlackRock Global Tactical Strategies Investment Division (Class B) (5/2/2011). 2011     9.99         9.51           0.00
                                                                               2012     9.51        10.15           0.00

BlackRock Large Cap Core Investment Division (Class B)........................ 2009    33.18        45.67           0.00
                                                                               2010    45.67        50.22           0.00
                                                                               2011    50.22        49.23           0.00
                                                                               2012    49.23        54.58           0.00

BlackRock Large Cap Value Investment Division (Class B)....................... 2009     7.15         9.62           0.00
                                                                               2010     9.62        10.25           2.91
                                                                               2011    10.25        10.23           0.00
                                                                               2012    10.23        11.40           0.00

BlackRock Legacy Large Cap Growth Investment Division (Class B)............... 2009    15.92        23.64          91.91
                                                                               2010    23.64        27.61         966.83
                                                                               2011    27.61        24.52       1,023.33
                                                                               2012    24.52        27.35         314.00

BlackRock Money Market Investment Division (Class B).......................... 2009    19.22        18.87       1,110.09
                                                                               2010    18.87        18.45       1,198.15
                                                                               2011    18.45        18.04       1,202.87
                                                                               2012    18.04        17.64       1,246.30

Clarion Global Real Estate Investment Division (Class B)...................... 2009     6.43        11.86         414.83
                                                                               2010    11.86        13.47         416.39
                                                                               2011    13.47        12.43         105.67
                                                                               2012    12.43        15.32          96.57

Davis Venture Value Investment Division (Class B)............................. 2009    16.32        26.32         151.55
                                                                               2010    26.32        28.75         155.82
                                                                               2011    28.75        26.91         155.18
                                                                               2012    26.91        29.63         154.93

Dreman Small Cap Value Investment Division (Class B).......................... 2009     7.54        12.01           0.00
                                                                               2010    12.01        14.00           0.00
                                                                               2011    14.00        12.27           0.00
                                                                               2012    12.27        13.84           0.00

Harris Oakmark International Investment Division (Class B).................... 2009     8.47        16.20          34.00
                                                                               2010    16.20        18.44           2.16
                                                                               2011    18.44        15.46           0.00
                                                                               2012    15.46        19.53           0.00

Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012     1.01         1.04           0.00

                                                                                                         Beginning of
                                                                                                             Year
                                                                                                         Accumulation
Investment Division                                                                                 Year  Unit Value
-------------------                                                                                 ---- ------------
Invesco Small Cap Growth Investment Division (Class B)............................................. 2009      7.84
                                                                                                    2010     11.91
                                                                                                    2011     14.70
                                                                                                    2012     14.22

Janus Forty Investment Division (Class B).......................................................... 2009     74.57
                                                                                                    2010    113.80
                                                                                                    2011    121.72
                                                                                                    2012    110.04

Jennison Growth Investment Division (Class B)...................................................... 2009      2.95
                                                                                                    2010      4.30
                                                                                                    2011      4.68
                                                                                                    2012      4.59

Jennison Growth Investment Division (formerly Oppenheimer Capital Appreciation Investment Division
  (Class B))....................................................................................... 2009      4.63
                                                                                                    2010      7.22
                                                                                                    2011      7.73
                                                                                                    2012      7.45

JPMorgan Global Active Allocation Investment Division (Class B) (4/30/2012)........................ 2012      1.01

Legg Mason ClearBridge Aggressive Growth Investment Division (Class B)............................. 2009      3.99
                                                                                                    2010      5.73
                                                                                                    2011      6.94
                                                                                                    2012      7.01

Legg Mason ClearBridge Aggressive Growth Investment Division (formerly Legg Mason Value Equity
  Investment Division (Class B))................................................................... 2009      3.10
                                                                                                    2010      5.17
                                                                                                    2011      5.42

Loomis Sayles Global Markets Investment Division (Class B)......................................... 2009      7.06
                                                                                                    2010     10.50
                                                                                                    2011     12.53
                                                                                                    2012     12.07

Loomis Sayles Small Cap Core Investment Division (Class B)......................................... 2009     16.48
                                                                                                    2010     24.93
                                                                                                    2011     31.01
                                                                                                    2012     30.42

Lord Abbett Bond Debenture Investment Division (Class B)........................................... 2009     14.30
                                                                                                    2010     18.53
                                                                                                    2011     20.47
                                                                                                    2012     20.91

Lord Abbett Mid Cap Value Investment Division (Class B)............................................ 2012     22.58

Lord Abbett Mid Cap Value Investment Division (formerly Neuberger Berman Mid Cap Value Investment
  Division (Class B)).............................................................................. 2009     10.33
                                                                                                    2010     18.29
                                                                                                    2011     22.55
                                                                                                    2012     20.57

Met/Artisan Mid Cap Value Investment Division (Class B)............................................ 2009     14.07
                                                                                                    2010     23.00
                                                                                                    2011     25.81
                                                                                                    2012     26.87

                                                                                                                  Number of
                                                                                                    End of Year  Accumulation
                                                                                                    Accumulation Units End of
Investment Division                                                                                  Unit Value      Year
-------------------                                                                                 ------------ ------------
Invesco Small Cap Growth Investment Division (Class B).............................................     11.91        182.42
                                                                                                        14.70        163.69
                                                                                                        14.22        149.24
                                                                                                        16.43        139.70

Janus Forty Investment Division (Class B)..........................................................    113.80         23.79
                                                                                                       121.72         18.69
                                                                                                       110.04         18.86
                                                                                                       131.80         17.27

Jennison Growth Investment Division (Class B)......................................................      4.30          0.00
                                                                                                         4.68          0.00
                                                                                                         4.59          0.00
                                                                                                         5.18          0.00

Jennison Growth Investment Division (formerly Oppenheimer Capital Appreciation Investment Division
  (Class B)).......................................................................................      7.22          0.00
                                                                                                         7.73          5.07
                                                                                                         7.45          0.00
                                                                                                         8.36          0.00

JPMorgan Global Active Allocation Investment Division (Class B) (4/30/2012)........................      1.04          0.00

Legg Mason ClearBridge Aggressive Growth Investment Division (Class B).............................      5.73          0.00
                                                                                                         6.94      3,514.48
                                                                                                         7.01      3,341.55
                                                                                                         8.12        771.01

Legg Mason ClearBridge Aggressive Growth Investment Division (formerly Legg Mason Value Equity
  Investment Division (Class B))...................................................................      5.17          0.00
                                                                                                         5.42          0.00
                                                                                                         5.75          0.00

Loomis Sayles Global Markets Investment Division (Class B).........................................     10.50          0.00
                                                                                                        12.53      1,951.21
                                                                                                        12.07      1,911.30
                                                                                                        13.80        458.06

Loomis Sayles Small Cap Core Investment Division (Class B).........................................     24.93         88.63
                                                                                                        31.01        861.08
                                                                                                        30.42        867.57
                                                                                                        33.99        254.15

Lord Abbett Bond Debenture Investment Division (Class B)...........................................     18.53         53.24
                                                                                                        20.47         54.11
                                                                                                        20.91         50.76
                                                                                                        23.09         49.07

Lord Abbett Mid Cap Value Investment Division (Class B)............................................     23.08          0.00

Lord Abbett Mid Cap Value Investment Division (formerly Neuberger Berman Mid Cap Value Investment
  Division (Class B))..............................................................................     18.29        183.84
                                                                                                        22.55        184.80
                                                                                                        20.57          0.00
                                                                                                        22.69          0.00

Met/Artisan Mid Cap Value Investment Division (Class B)............................................     23.00         85.77
                                                                                                        25.81         86.76
                                                                                                        26.87          0.00
                                                                                                        29.31          0.00

                                                                                                         Beginning of
                                                                                                             Year
                                                                                                         Accumulation
Investment Division                                                                                 Year  Unit Value
-------------------                                                                                 ---- ------------
Met/Eaton Vance Floating Rate Investment Division (Class B)........................................ 2010     9.99
                                                                                                    2011    10.16
                                                                                                    2012    10.13

Met/Dimensional International Small Company Investment Division (Class B).......................... 2009     8.30
                                                                                                    2010    14.12
                                                                                                    2011    16.92
                                                                                                    2012    13.86

Met/Franklin Income Investment Division (Class B).................................................. 2009     7.44
                                                                                                    2010     9.92
                                                                                                    2011    10.84
                                                                                                    2012    10.83

Met/Franklin Low Duration Total Return Investment Division (Class B) (5/2/2011).................... 2011     9.98
                                                                                                    2012     9.71

Met/Franklin Mutual Shares Investment Division (Class B)........................................... 2009     5.54
                                                                                                    2010     8.01
                                                                                                    2011     8.69
                                                                                                    2012     8.45

Met/Franklin Templeton Founding Strategy Investment Division (Class B)............................. 2009     6.12
                                                                                                    2010     8.78
                                                                                                    2011     9.45
                                                                                                    2012     9.08

Met/Templeton Growth Investment Division (Class B)................................................. 2009     5.55
                                                                                                    2010     8.46
                                                                                                    2011     8.91
                                                                                                    2012     8.11

Met/Templeton International Bond Investment Division (Class B) (5/1/2009).......................... 2009     9.99
                                                                                                    2010    10.83
                                                                                                    2011    12.02
                                                                                                    2012    11.72

MetLife Aggressive Strategy Investment Division (Class B).......................................... 2011    11.55
                                                                                                    2012     9.84

MetLife Aggressive Strategy Investment Division (formerly MetLife Aggressive Allocation Investment
  Division (Class B)).............................................................................. 2009     6.15
                                                                                                    2010     9.47
                                                                                                    2011    10.71

MetLife Balanced Plus Investment Division (Class B) (5/2/2011)..................................... 2011     9.99
                                                                                                    2012     9.32

MetLife Conservative Allocation Investment Division (Class B)...................................... 2009     8.90
                                                                                                    2010    10.89
                                                                                                    2011    11.72
                                                                                                    2012    11.83

MetLife Conservative to Moderate Allocation Investment Division (Class B).......................... 2009     8.14
                                                                                                    2010    10.62
                                                                                                    2011    11.58
                                                                                                    2012    11.45

MetLife Mid Cap Stock Index Investment Division (Class B).......................................... 2009     8.03
                                                                                                    2010    12.92
                                                                                                    2011    15.91
                                                                                                    2012    15.22

                                                                                                                  Number of
                                                                                                    End of Year  Accumulation
                                                                                                    Accumulation Units End of
Investment Division                                                                                  Unit Value      Year
-------------------                                                                                 ------------ ------------
Met/Eaton Vance Floating Rate Investment Division (Class B)........................................    10.16           0.00
                                                                                                       10.13           0.00
                                                                                                       10.63           0.00

Met/Dimensional International Small Company Investment Division (Class B)..........................    14.12           0.00
                                                                                                       16.92           0.00
                                                                                                       13.86           0.00
                                                                                                       15.97           0.00

Met/Franklin Income Investment Division (Class B)..................................................     9.92         440.46
                                                                                                       10.84         417.59
                                                                                                       10.83         404.53
                                                                                                       11.91         372.53

Met/Franklin Low Duration Total Return Investment Division (Class B) (5/2/2011)....................     9.71           0.00
                                                                                                        9.91           0.00

Met/Franklin Mutual Shares Investment Division (Class B)...........................................     8.01           0.00
                                                                                                        8.69           0.00
                                                                                                        8.45           0.00
                                                                                                        9.41           0.00

Met/Franklin Templeton Founding Strategy Investment Division (Class B).............................     8.78           0.00
                                                                                                        9.45           0.00
                                                                                                        9.08           0.00
                                                                                                       10.31           0.00

Met/Templeton Growth Investment Division (Class B).................................................     8.46           0.00
                                                                                                        8.91           0.00
                                                                                                        8.11           0.00
                                                                                                        9.69           0.00

Met/Templeton International Bond Investment Division (Class B) (5/1/2009)..........................    10.83           0.00
                                                                                                       12.02           0.00
                                                                                                       11.72           0.00
                                                                                                       13.09           0.00

MetLife Aggressive Strategy Investment Division (Class B)..........................................     9.84           0.00
                                                                                                       11.23           0.00

MetLife Aggressive Strategy Investment Division (formerly MetLife Aggressive Allocation Investment
  Division (Class B))..............................................................................     9.47           0.00
                                                                                                       10.71           0.00
                                                                                                       11.59           0.00

MetLife Balanced Plus Investment Division (Class B) (5/2/2011).....................................     9.32           0.00
                                                                                                       10.31           0.00

MetLife Conservative Allocation Investment Division (Class B)......................................    10.89      29,668.04
                                                                                                       11.72      31,683.25
                                                                                                       11.83      31,442.37
                                                                                                       12.63      31,212.47

MetLife Conservative to Moderate Allocation Investment Division (Class B)..........................    10.62      29,679.51
                                                                                                       11.58      31,695.39
                                                                                                       11.45      30,050.29
                                                                                                       12.47      28,451.10

MetLife Mid Cap Stock Index Investment Division (Class B)..........................................    12.92         566.32
                                                                                                       15.91         570.30
                                                                                                       15.22         337.07
                                                                                                       17.46       1,891.46

                                                                                                        Beginning of
                                                                                                            Year     End of Year
                                                                                                        Accumulation Accumulation
Investment Division                                                                                Year  Unit Value   Unit Value
-------------------                                                                                ---- ------------ ------------
MetLife Moderate Allocation Investment Division (Class B)......................................... 2009     7.40        10.29
                                                                                                   2010    10.29        11.38
                                                                                                   2011    11.38        10.98
                                                                                                   2012    10.98        12.15

MetLife Moderate to Aggressive Allocation Investment Division (Class B)........................... 2009     6.74         9.90
                                                                                                   2010     9.90        11.11
                                                                                                   2011    11.11        10.45
                                                                                                   2012    10.45        11.79

MetLife Stock Index Investment Division (Class B)................................................. 2009    19.34        28.89
                                                                                                   2010    28.89        32.35
                                                                                                   2011    32.35        32.14
                                                                                                   2012    32.14        36.28

MFS(R) Emerging Markets Equity Investment Division (Class B)...................................... 2009     5.32         9.99
                                                                                                   2010     9.99        12.08
                                                                                                   2011    12.08         9.60
                                                                                                   2012     9.60        11.16

MFS(R) Research International Investment Division (Class B)....................................... 2009     7.55        12.24
                                                                                                   2010    12.24        13.33
                                                                                                   2011    13.33        11.64
                                                                                                   2012    11.64        13.28

MFS(R) Total Return Investment Division (Class B)................................................. 2009    26.04        33.84
                                                                                                   2010    33.84        36.33
                                                                                                   2011    36.33        36.29
                                                                                                   2012    36.29        39.49

MFS(R) Value Investment Division (Class B)........................................................ 2009     6.83         9.87
                                                                                                   2010     9.87        10.73
                                                                                                   2011    10.73        10.56
                                                                                                   2012    10.56        12.01

MLA Mid Cap Investment Division (formerly Lazard Mid Cap Investment Division (Class B))........... 2009     7.64        11.99
                                                                                                   2010    11.99        14.41
                                                                                                   2011    14.41        13.34
                                                                                                   2012    13.34        13.74

MSCI EAFE(R) Index Investment Division (formerly Morgan Stanley EAFE(R) Index Investment Division
  (Class B))...................................................................................... 2009     6.89        10.95
                                                                                                   2010    10.95        11.55
                                                                                                   2011    11.55         9.86
                                                                                                   2012     9.86        11.38

Morgan Stanley Mid Cap Growth Investment Division (Class B)....................................... 2010    11.50        13.29
                                                                                                   2011    13.29        12.09
                                                                                                   2012    12.09        12.92

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid Cap Opportunities Investment
  Division (Class B))............................................................................. 2009     7.56        10.55
                                                                                                   2010    10.55        11.39

Neuberger Berman Genesis Investment Division (Class B)............................................ 2010    13.71        14.94
                                                                                                   2011    14.94        15.41
                                                                                                   2012    15.41        16.53

                                                                                                    Number of
                                                                                                   Accumulation
                                                                                                   Units End of
Investment Division                                                                                    Year
-------------------                                                                                ------------
MetLife Moderate Allocation Investment Division (Class B).........................................       0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00

MetLife Moderate to Aggressive Allocation Investment Division (Class B)...........................  56,085.00
                                                                                                    55,628.81
                                                                                                    55,116.54
                                                                                                    54,539.66

MetLife Stock Index Investment Division (Class B).................................................   2,223.53
                                                                                                     2,495.31
                                                                                                     1,444.15
                                                                                                     3,125.96

MFS(R) Emerging Markets Equity Investment Division (Class B)......................................       0.00
                                                                                                     2,034.53
                                                                                                     2,295.85
                                                                                                       584.33

MFS(R) Research International Investment Division (Class B).......................................       0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00

MFS(R) Total Return Investment Division (Class B).................................................       0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00

MFS(R) Value Investment Division (Class B)........................................................       0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00

MLA Mid Cap Investment Division (formerly Lazard Mid Cap Investment Division (Class B))...........       0.00
                                                                                                         0.00
                                                                                                         0.00
                                                                                                         0.00

MSCI EAFE(R) Index Investment Division (formerly Morgan Stanley EAFE(R) Index Investment Division
  (Class B))......................................................................................   1,488.00
                                                                                                     1,739.99
                                                                                                     1,234.26
                                                                                                     5,469.63

Morgan Stanley Mid Cap Growth Investment Division (Class B).......................................       0.00
                                                                                                         0.00
                                                                                                         0.00

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid Cap Opportunities Investment
  Division (Class B)).............................................................................       0.00
                                                                                                         0.00

Neuberger Berman Genesis Investment Division (Class B)............................................      74.39
                                                                                                         0.00
                                                                                                         0.00

                                                                                Beginning of               Number of
                                                                                    Year     End of Year  Accumulation
                                                                                Accumulation Accumulation Units End of
Investment Division                                                        Year  Unit Value   Unit Value      Year
-------------------                                                        ---- ------------ ------------ ------------
Oppenheimer Global Equity Investment Division (Class B)................... 2009     9.03        14.65           0.00
                                                                           2010    14.65        16.60           0.00
                                                                           2011    16.60        14.87           0.00
                                                                           2012    14.87        17.62           0.00

PIMCO Inflation Protected Bond Investment Division (Class B).............. 2009    10.95        12.24           0.00
                                                                           2010    12.24        12.90       1,901.84
                                                                           2011    12.90        14.02       1,642.70
                                                                           2012    14.02        14.96         414.03

PIMCO Total Return Investment Division (Class B).......................... 2009    12.22        14.24          37.84
                                                                           2010    14.24        15.06         525.12
                                                                           2011    15.06        15.19         524.61
                                                                           2012    15.19        16.23         524.61

Pioneer Strategic Income Investment Division (Class B).................... 2009    15.54        19.81           0.00
                                                                           2010    19.81        21.70           0.00
                                                                           2011    21.70        21.96           0.00
                                                                           2012    21.96        23.92           0.00

Pyramis(R) Government Income Investment Division (Class B) (5/2/2011)..... 2011     9.99        10.69           0.00
                                                                           2012    10.69        10.78           0.00

RCM Technology Investment Division (Class B).............................. 2009     2.96         5.09           0.00
                                                                           2010     5.09         6.36       3,805.04
                                                                           2011     6.36         5.60       3,927.45
                                                                           2012     5.60         6.14       1,017.82

Russell 2000(R) Index Investment Division (Class B)....................... 2009     8.45        13.14           0.00
                                                                           2010    13.14        16.26           2.20
                                                                           2011    16.26        15.22           0.00
                                                                           2012    15.22        17.26         945.92

Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).... 2012     1.01         1.06           0.00

SSgA Growth and Income ETF Investment Division (Class B).................. 2009     7.25        10.18           0.00
                                                                           2010    10.18        11.17           0.00
                                                                           2011    11.17        11.04           0.00
                                                                           2012    11.04        12.17           0.00

SSgA Growth ETF Investment Division (Class B)............................. 2009     6.41         9.64           0.00
                                                                           2010     9.64        10.76           0.00
                                                                           2011    10.76        10.30           0.00
                                                                           2012    10.30        11.58           0.00

T. Rowe Price Mid Cap Growth Investment Division (Class B)................ 2009     4.82         7.71         410.15
                                                                           2010     7.71         9.63       2,885.21
                                                                           2011     9.63         9.26       2,865.34
                                                                           2012     9.26        10.29         944.02

T. Rowe Price Small Cap Growth Investment Division (Class B).............. 2009     7.83        12.24           0.00
                                                                           2010    12.24        16.11       1,506.80
                                                                           2011    16.11        15.98       1,481.37
                                                                           2012    15.98        18.11         347.31

Van Eck Global Natural Resources Investment Division (Class B) (5/1/2009). 2009    11.00        14.64           0.00
                                                                           2010    14.64        18.47           0.00
                                                                           2011    18.47        15.04           0.00
                                                                           2012    15.04        15.09           0.00

                                                                               Beginning of               Number of
                                                                                   Year     End of Year  Accumulation
                                                                               Accumulation Accumulation Units End of
Investment Division                                                       Year  Unit Value   Unit Value      Year
-------------------                                                       ---- ------------ ------------ ------------
Western Asset Management U.S. Government Investment Division (Class B)... 2009    14.35        14.68         327.92
                                                                          2010    14.68        15.14         353.52
                                                                          2011    15.14        15.58         339.24
                                                                          2012    15.58        15.70         357.23

At 2.50 Separate Account Charge:
--------------------------------
American Funds Global Small Capitalization Investment Division (Class 2). 2009    12.92        22.52      42,773.75
                                                                          2010    22.52        26.87      38,481.76
                                                                          2011    26.87        21.18      16,878.39
                                                                          2012    21.18        24.40       6,976.44

American Funds Growth-Income Investment Division (Class 2)............... 2009    47.36        70.67      15,064.49
                                                                          2010    70.67        76.76      12,576.45
                                                                          2011    76.76        73.46       5,286.13
                                                                          2012    73.46        84.12       1,344.56

                              LOWEST POSSIBLE MIX
                         1.15 SEPARATE ACCOUNT CHARGE

                                                                                                             Beginning of
                                                                                                                 Year
                                                                                                             Accumulation
Investment Division                                                                                     Year  Unit Value
-------------------                                                                                     ---- ------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B) (5/2/2011)................... 2011     9.99
                                                                                                        2012     9.75

American Funds(R) Balanced Allocation Investment Division (Class C).................................... 2009     6.35
                                                                                                        2010     8.97
                                                                                                        2011     9.95
                                                                                                        2012     9.63

American Funds(R) Bond Investment Division (Class C)................................................... 2009     8.90
                                                                                                        2010     9.93
                                                                                                        2011    10.42
                                                                                                        2012    10.90

American Funds(R) Growth Allocation Investment Division (Class C)...................................... 2009     5.60
                                                                                                        2010     8.44
                                                                                                        2011     9.47
                                                                                                        2012     8.91

American Funds(R) Growth Investment Division (Class C)................................................. 2009     5.03
                                                                                                        2010     7.92
                                                                                                        2011     9.26
                                                                                                        2012     8.73

American Funds(R) Moderate Allocation Investment Division (Class C).................................... 2009     7.15
                                                                                                        2010     9.39
                                                                                                        2011    10.20
                                                                                                        2012    10.10

AQR Global Risk Balanced Investment Division (Class B) (5/2/2011)...................................... 2011    10.34
                                                                                                        2012    10.62

Baillie Gifford International Stock Investment Division (formerly Artio International Stock Investment
  Division (Class B)).................................................................................. 2009     9.10
                                                                                                        2010    13.48
                                                                                                        2011    14.24
                                                                                                        2012    11.24

                                                                                                        End of Year
                                                                                                        Accumulation
Investment Division                                                                                      Unit Value
-------------------                                                                                     ------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B) (5/2/2011)...................     9.75
                                                                                                           10.61

American Funds(R) Balanced Allocation Investment Division (Class C)....................................     8.97
                                                                                                            9.95
                                                                                                            9.63
                                                                                                           10.81

American Funds(R) Bond Investment Division (Class C)...................................................     9.93
                                                                                                           10.42
                                                                                                           10.90
                                                                                                           11.30

American Funds(R) Growth Allocation Investment Division (Class C)......................................     8.44
                                                                                                            9.47
                                                                                                            8.91
                                                                                                           10.24

American Funds(R) Growth Investment Division (Class C).................................................     7.92
                                                                                                            9.26
                                                                                                            8.73
                                                                                                           10.14

American Funds(R) Moderate Allocation Investment Division (Class C)....................................     9.39
                                                                                                           10.20
                                                                                                           10.10
                                                                                                           11.07

AQR Global Risk Balanced Investment Division (Class B) (5/2/2011)......................................    10.62
                                                                                                           11.61

Baillie Gifford International Stock Investment Division (formerly Artio International Stock Investment
  Division (Class B))..................................................................................    13.48
                                                                                                           14.24
                                                                                                           11.24
                                                                                                           13.27

                                                                                                         Number of
                                                                                                        Accumulation
                                                                                                        Units End of
Investment Division                                                                                         Year
-------------------                                                                                     -------------
AllianceBernstein Global Dynamic Allocation Investment Division (Class B) (5/2/2011)................... 18,716,136.30
                                                                                                        40,378,382.48

American Funds(R) Balanced Allocation Investment Division (Class C)....................................  4,654,191.42
                                                                                                        13,165,015.38
                                                                                                        17,327,596.33
                                                                                                        17,211,574.51

American Funds(R) Bond Investment Division (Class C)...................................................    472,039.59
                                                                                                         1,460,722.97
                                                                                                         1,817,300.15
                                                                                                         1,988,219.10

American Funds(R) Growth Allocation Investment Division (Class C)......................................  2,633,095.50
                                                                                                         3,213,959.15
                                                                                                         3,246,936.34
                                                                                                         3,279,426.77

American Funds(R) Growth Investment Division (Class C).................................................  2,527,212.88
                                                                                                         6,403,715.45
                                                                                                         8,879,349.57
                                                                                                         8,758,362.14

American Funds(R) Moderate Allocation Investment Division (Class C)....................................  4,857,953.05
                                                                                                        12,655,752.66
                                                                                                        16,278,678.46
                                                                                                        15,969,421.99

AQR Global Risk Balanced Investment Division (Class B) (5/2/2011)...................................... 22,537,406.42
                                                                                                        55,835,472.85

Baillie Gifford International Stock Investment Division (formerly Artio International Stock Investment
  Division (Class B))..................................................................................    179,958.38
                                                                                                           362,906.22
                                                                                                           528,565.85
                                                                                                           528,005.73

                                                                                    Beginning of               Number of
                                                                                        Year     End of Year  Accumulation
                                                                                    Accumulation Accumulation Units End of
Investment Division                                                            Year  Unit Value   Unit Value      Year
-------------------                                                            ---- ------------ ------------ -------------
Barclays Capital Aggregate Bond Index Investment Division (Class B)........... 2009    14.64        15.31      1,769,204.84
                                                                               2010    15.31        16.00      4,669,050.68
                                                                               2011    16.00        16.97      5,938,826.89
                                                                               2012    16.97        17.38      6,399,021.37

BlackRock Aggressive Growth Investment Division (Class B)..................... 2009    25.54        41.80         77,402.72
                                                                               2010    41.80        47.52        193,655.03
                                                                               2011    47.52        45.45        256,422.42
                                                                               2012    45.45        49.74        258,786.24

BlackRock Bond Income Investment Division (Class B)........................... 2009    48.53        52.99        104,843.52
                                                                               2010    52.99        56.61        416,180.39
                                                                               2011    56.61        59.49        584,337.99
                                                                               2012    59.49        63.09        654,819.42

BlackRock Global Tactical Strategies Investment Division (Class B) (5/2/2011). 2011     9.99         9.58     29,055,249.94
                                                                               2012     9.58        10.34     57,152,291.83

BlackRock Large Cap Core Investment Division (Class B)........................ 2009     6.28         8.73        304,199.63
                                                                               2010     8.73         9.69        789,740.66
                                                                               2011     9.69         9.60      1,249,088.17
                                                                               2012     9.60        10.75      1,193,672.07

BlackRock Large Cap Value Investment Division (Class B)....................... 2009     7.71        10.47        434,198.51
                                                                               2010    10.47        11.28      1,065,040.95
                                                                               2011    11.28        11.38      1,626,358.14
                                                                               2012    11.38        12.82      1,677,535.30

BlackRock Legacy Large Cap Growth Investment Division (Class B)............... 2009    18.63        27.93        139,619.47
                                                                               2010    27.93        32.99        392,079.66
                                                                               2011    32.99        29.63        702,015.42
                                                                               2012    29.63        33.41        705,716.79

BlackRock Money Market Investment Division (Class B).......................... 2009    25.34        25.12          5,109.43
                                                                               2010    25.12        24.83         30,670.74
                                                                               2011    24.83        24.55         71,338.50
                                                                               2012    24.55        24.27         76,167.88

Clarion Global Real Estate Investment Division (Class B)...................... 2009     6.78        12.63        199,310.66
                                                                               2010    12.63        14.50        534,447.99
                                                                               2011    14.50        13.53        812,958.23
                                                                               2012    13.53        16.85        840,752.55

Davis Venture Value Investment Division (Class B)............................. 2009    19.10        31.11        332,146.13
                                                                               2010    31.11        34.35        926,194.84
                                                                               2011    34.35        32.51      1,266,027.80
                                                                               2012    32.51        36.19      1,230,138.13

Dreman Small Cap Value Investment Division (Class B).......................... 2009     7.87        12.64         64,726.32
                                                                               2010    12.64        14.90        180,898.77
                                                                               2011    14.90        13.21        316,902.24
                                                                               2012    13.21        15.06        326,392.20

Harris Oakmark International Investment Division (Class B).................... 2009     9.19        17.73        478,215.20
                                                                               2010    17.73        20.41      1,569,833.30
                                                                               2011    20.41        17.30      2,644,486.87
                                                                               2012    17.30        22.10      2,555,240.97

Invesco Balanced-Risk Allocation Investment Division (Class B) (4/30/2012).... 2012     1.01         1.04     72,210,858.82

                                                                                                     Beginning of
                                                                                                         Year     End of Year
                                                                                                     Accumulation Accumulation
Investment Division                                                                             Year  Unit Value   Unit Value
-------------------                                                                             ---- ------------ ------------
Invesco Small Cap Growth Investment Division (Class B)......................................... 2009      8.50        13.04
                                                                                                2010     13.04        16.27
                                                                                                2011     16.27        15.91
                                                                                                2012     15.91        18.60

Janus Forty Investment Division (Class B)...................................................... 2009    100.31       154.51
                                                                                                2010    154.51       167.09
                                                                                                2011    167.09       152.72
                                                                                                2012    152.72       184.96

Jennison Growth Investment Division (Class B).................................................. 2009      7.77        11.43
                                                                                                2010     11.43        12.58
                                                                                                2011     12.58        12.46
                                                                                                2012     12.46        14.24

Jennison Growth Investment Division (formerly Oppenheimer Capital Appreciation Investment
  Division (Class B)).......................................................................... 2009      5.06         7.97
                                                                                                2010      7.97         8.62
                                                                                                2011      8.62         8.40
                                                                                                2012      8.40         9.46

JPMorgan Global Active Allocation Investment Division (Class B) (4/30/2012).................... 2012      1.01         1.05

Legg Mason ClearBridge Aggressive Growth Investment Division (Class B)......................... 2009      4.36         6.32
                                                                                                2010      6.32         7.74
                                                                                                2011      7.74         7.90
                                                                                                2012      7.90         9.26

Legg Mason ClearBridge Aggressive Growth Investment Division (formerly Legg Mason Value Equity
  Investment Division (Class B))............................................................... 2009      3.78         6.37
                                                                                                2010      6.37         6.76
                                                                                                2011      6.76         7.19

Loomis Sayles Global Markets Investment Division (Class B)..................................... 2009      7.29        10.94
                                                                                                2010     10.94        13.19
                                                                                                2011     13.19        12.85
                                                                                                2012     12.85        14.85

Loomis Sayles Small Cap Core Investment Division (Class B)..................................... 2009     19.41        29.62
                                                                                                2010     29.62        37.25
                                                                                                2011     37.25        36.95
                                                                                                2012     36.95        41.74

Lord Abbett Bond Debenture Investment Division (Class B)....................................... 2009     16.46        21.54
                                                                                                2010     21.54        24.06
                                                                                                2011     24.06        24.85
                                                                                                2012     24.85        27.74

Lord Abbett Mid Cap Value Investment Division (Class B)........................................ 2012     26.19        26.97

Lord Abbett Mid Cap Value Investment Division (formerly Neuberger Berman Mid Cap Value
  Investment Division (Class B))............................................................... 2009     11.57        20.68
                                                                                                2010     20.68        25.77
                                                                                                2011     25.77        23.78
                                                                                                2012     23.78        26.32

Met/Artisan Mid Cap Value Investment Division (Class B)........................................ 2009     16.75        27.63
                                                                                                2010     27.63        31.35
                                                                                                2011     31.35        33.00
                                                                                                2012     33.00        36.40

                                                                                                 Number of
                                                                                                Accumulation
                                                                                                Units End of
Investment Division                                                                                 Year
-------------------                                                                             -------------
Invesco Small Cap Growth Investment Division (Class B).........................................     61,617.86
                                                                                                    91,751.53
                                                                                                   128,334.65
                                                                                                   142,739.51

Janus Forty Investment Division (Class B)......................................................     96,556.20
                                                                                                   240,871.66
                                                                                                   293,839.16
                                                                                                   281,888.96

Jennison Growth Investment Division (Class B)..................................................    161,983.58
                                                                                                   500,921.27
                                                                                                   764,641.21
                                                                                                 1,431,450.15

Jennison Growth Investment Division (formerly Oppenheimer Capital Appreciation Investment
  Division (Class B))..........................................................................    179,154.60
                                                                                                   538,904.41
                                                                                                   701,769.74
                                                                                                         0.00

JPMorgan Global Active Allocation Investment Division (Class B) (4/30/2012).................... 51,981,892.96

Legg Mason ClearBridge Aggressive Growth Investment Division (Class B).........................     51,513.67
                                                                                                   302,245.24
                                                                                                 1,218,407.70
                                                                                                 1,293,947.09

Legg Mason ClearBridge Aggressive Growth Investment Division (formerly Legg Mason Value Equity
  Investment Division (Class B))...............................................................     93,309.13
                                                                                                   251,604.89
                                                                                                         0.00

Loomis Sayles Global Markets Investment Division (Class B).....................................     89,314.52
                                                                                                   351,045.47
                                                                                                   671,450.07
                                                                                                   709,024.20

Loomis Sayles Small Cap Core Investment Division (Class B).....................................    108,435.73
                                                                                                   189,018.51
                                                                                                   250,380.86
                                                                                                   268,374.96

Lord Abbett Bond Debenture Investment Division (Class B).......................................    165,094.63
                                                                                                   406,429.33
                                                                                                   577,074.62
                                                                                                   668,481.29

Lord Abbett Mid Cap Value Investment Division (Class B)........................................    842,850.89

Lord Abbett Mid Cap Value Investment Division (formerly Neuberger Berman Mid Cap Value
  Investment Division (Class B))...............................................................    194,302.75
                                                                                                   614,589.69
                                                                                                   877,025.26
                                                                                                         0.00

Met/Artisan Mid Cap Value Investment Division (Class B)........................................     40,073.84
                                                                                                    97,151.57
                                                                                                   165,257.34
                                                                                                   185,283.83

                                                                                                         Beginning of
                                                                                                             Year
                                                                                                         Accumulation
Investment Division                                                                                 Year  Unit Value
-------------------                                                                                 ---- ------------
Met/Eaton Vance Floating Rate Investment Division (Class B)........................................ 2010     9.99
                                                                                                    2011    10.24
                                                                                                    2012    10.32

Met/Dimensional International Small Company Investment Division (Class B).......................... 2009     8.32
                                                                                                    2010    14.30
                                                                                                    2011    17.33
                                                                                                    2012    14.35

Met/Franklin Income Investment Division (Class B).................................................. 2009     7.50
                                                                                                    2010    10.10
                                                                                                    2011    11.17
                                                                                                    2012    11.28

Met/Franklin Low Duration Total Return Investment Division (Class B) (5/2/2011).................... 2011     9.98
                                                                                                    2012     9.78

Met/Franklin Mutual Shares Investment Division (Class B)........................................... 2009     5.60
                                                                                                    2010     8.16
                                                                                                    2011     8.95
                                                                                                    2012     8.80

Met/Franklin Templeton Founding Strategy Investment Division (Class B)............................. 2009     6.18
                                                                                                    2010     8.95
                                                                                                    2011     9.74
                                                                                                    2012     9.46

Met/Templeton Growth Investment Division (Class B)................................................. 2009     5.60
                                                                                                    2010     8.62
                                                                                                    2011     9.18
                                                                                                    2012     8.45

Met/Templeton International Bond Investment Division (Class B) (5/1/2009).......................... 2009     9.99
                                                                                                    2010    10.91
                                                                                                    2011    12.25
                                                                                                    2012    12.07

MetLife Aggressive Strategy Investment Division (Class B).......................................... 2011    12.34
                                                                                                    2012    10.59

MetLife Aggressive Strategy Investment Division (formerly MetLife Aggressive Allocation Investment
  Division (Class B)).............................................................................. 2009     6.41
                                                                                                    2010     9.97
                                                                                                    2011    11.40

MetLife Balanced Plus Investment Division (Class B) (5/2/2011)..................................... 2011     9.99
                                                                                                    2012     9.39

MetLife Conservative Allocation Investment Division (Class B)...................................... 2009     9.28
                                                                                                    2010    11.47
                                                                                                    2011    12.48
                                                                                                    2012    12.74

MetLife Conservative to Moderate Allocation Investment Division (Class B).......................... 2009     8.49
                                                                                                    2010    11.18
                                                                                                    2011    12.33
                                                                                                    2012    12.32

MetLife Mid Cap Stock Index Investment Division (Class B).......................................... 2009     8.83
                                                                                                    2010    14.34
                                                                                                    2011    17.86
                                                                                                    2012    17.27

                                                                                                                  Number of
                                                                                                    End of Year  Accumulation
                                                                                                    Accumulation Units End of
Investment Division                                                                                  Unit Value      Year
-------------------                                                                                 ------------ -------------
Met/Eaton Vance Floating Rate Investment Division (Class B)........................................    10.24         46,498.93
                                                                                                       10.32        254,726.02
                                                                                                       10.95        321,820.59

Met/Dimensional International Small Company Investment Division (Class B)..........................    14.30         26,431.26
                                                                                                       17.33         66,330.90
                                                                                                       14.35         95,189.03
                                                                                                       16.72        105,113.19

Met/Franklin Income Investment Division (Class B)..................................................    10.10         89,782.82
                                                                                                       11.17        430,212.23
                                                                                                       11.28        816,958.20
                                                                                                       12.54        826,664.89

Met/Franklin Low Duration Total Return Investment Division (Class B) (5/2/2011)....................     9.78        115,895.24
                                                                                                       10.09        233,018.37

Met/Franklin Mutual Shares Investment Division (Class B)...........................................     8.16        239,309.53
                                                                                                        8.95        872,804.35
                                                                                                        8.80      1,347,305.33
                                                                                                        9.91      1,333,093.55

Met/Franklin Templeton Founding Strategy Investment Division (Class B).............................     8.95        264,306.85
                                                                                                        9.74        302,472.49
                                                                                                        9.46        338,351.64
                                                                                                       10.85        307,635.24

Met/Templeton Growth Investment Division (Class B).................................................     8.62         98,978.76
                                                                                                        9.18        321,618.66
                                                                                                        8.45        455,855.42
                                                                                                       10.20        446,269.99

Met/Templeton International Bond Investment Division (Class B) (5/1/2009)..........................    10.91         12,624.29
                                                                                                       12.25        102,653.07
                                                                                                       12.07        175,551.90
                                                                                                       13.63        181,670.49

MetLife Aggressive Strategy Investment Division (Class B)..........................................    10.59        227,079.19
                                                                                                       12.22        251,505.90

MetLife Aggressive Strategy Investment Division (formerly MetLife Aggressive Allocation Investment
  Division (Class B))..............................................................................     9.97         27,810.47
                                                                                                       11.40        130,300.23
                                                                                                       12.38              0.00

MetLife Balanced Plus Investment Division (Class B) (5/2/2011).....................................     9.39     21,731,454.12
                                                                                                       10.50     47,291,196.90

MetLife Conservative Allocation Investment Division (Class B)......................................    11.47        537,075.92
                                                                                                       12.48      1,600,953.66
                                                                                                       12.74      3,116,016.85
                                                                                                       13.74      3,522,958.69

MetLife Conservative to Moderate Allocation Investment Division (Class B)..........................    11.18      1,647,880.06
                                                                                                       12.33      5,597,293.52
                                                                                                       12.32      8,966,072.22
                                                                                                       13.57      9,323,885.52

MetLife Mid Cap Stock Index Investment Division (Class B)..........................................    14.34        494,945.20
                                                                                                       17.86      1,005,611.84
                                                                                                       17.27      1,463,657.58
                                                                                                       20.03      1,540,647.30

                                                                                                        Beginning of
                                                                                                            Year     End of Year
                                                                                                        Accumulation Accumulation
Investment Division                                                                                Year  Unit Value   Unit Value
-------------------                                                                                ---- ------------ ------------
MetLife Moderate Allocation Investment Division (Class B)......................................... 2009     7.72        10.83
                                                                                                   2010    10.83        12.12
                                                                                                   2011    12.12        11.81
                                                                                                   2012    11.81        13.23

MetLife Moderate to Aggressive Allocation Investment Division (Class B)........................... 2009     7.03        10.42
                                                                                                   2010    10.42        11.82
                                                                                                   2011    11.82        11.25
                                                                                                   2012    11.25        12.83

MetLife Stock Index Investment Division (Class B)................................................. 2009    23.79        35.88
                                                                                                   2010    35.88        40.61
                                                                                                   2011    40.61        40.80
                                                                                                   2012    40.80        46.56

MFS(R) Emerging Markets Equity Investment Division (Class B)...................................... 2009     5.49        10.40
                                                                                                   2010    10.40        12.72
                                                                                                   2011    12.72        10.22
                                                                                                   2012    10.22        12.01

MFS(R) Research International Investment Division (Class B)....................................... 2009     8.24        13.50
                                                                                                   2010    13.50        14.87
                                                                                                   2011    14.87        13.12
                                                                                                   2012    13.12        15.14

MFS(R) Total Return Investment Division (Class B)................................................. 2009    33.11        43.43
                                                                                                   2010    43.43        47.14
                                                                                                   2011    47.14        47.61
                                                                                                   2012    47.61        52.39

MFS(R) Value Investment Division (Class B)........................................................ 2009     9.35        13.63
                                                                                                   2010    13.63        14.98
                                                                                                   2011    14.98        14.91
                                                                                                   2012    14.91        17.14

MLA Mid Cap Investment Division (formerly Lazard Mid Cap Investment Division (Class B))........... 2009     8.29        13.13
                                                                                                   2010    13.13        15.95
                                                                                                   2011    15.95        14.93
                                                                                                   2012    14.93        15.54

MSCI EAFE(R) Index Investment Division (formerly Morgan Stanley EAFE(R) Index Investment Division
  (Class B))...................................................................................... 2009     7.72        12.37
                                                                                                   2010    12.37        13.20
                                                                                                   2011    13.20        11.40
                                                                                                   2012    11.40        13.30

Morgan Stanley Mid Cap Growth Investment Division (Class B)....................................... 2010    13.30        15.47
                                                                                                   2011    15.47        14.24
                                                                                                   2012    14.24        15.38

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid Cap Opportunities Investment
  Division (Class B))............................................................................. 2009     8.63        12.16
                                                                                                   2010    12.16        13.17

Neuberger Berman Genesis Investment Division (Class B)............................................ 2010    15.28        16.77
                                                                                                   2011    16.77        17.49
                                                                                                   2012    17.49        18.97

                                                                                                    Number of
                                                                                                   Accumulation
                                                                                                   Units End of
Investment Division                                                                                    Year
-------------------                                                                                -------------
MetLife Moderate Allocation Investment Division (Class B).........................................  8,687,086.02
                                                                                                   30,198,337.70
                                                                                                   44,123,641.56
                                                                                                   43,224,999.77

MetLife Moderate to Aggressive Allocation Investment Division (Class B)...........................  2,252,337.59
                                                                                                    3,076,201.40
                                                                                                    3,512,499.97
                                                                                                    3,546,537.11

MetLife Stock Index Investment Division (Class B).................................................    824,368.94
                                                                                                    1,900,471.07
                                                                                                    2,429,677.89
                                                                                                    2,348,110.59

MFS(R) Emerging Markets Equity Investment Division (Class B)......................................    292,294.23
                                                                                                      792,854.91
                                                                                                    1,346,341.27
                                                                                                    1,430,468.92

MFS(R) Research International Investment Division (Class B).......................................    415,589.91
                                                                                                      800,217.80
                                                                                                    1,114,555.17
                                                                                                    1,144,364.66

MFS(R) Total Return Investment Division (Class B).................................................     33,466.57
                                                                                                       99,551.27
                                                                                                      129,686.37
                                                                                                      137,061.67

MFS(R) Value Investment Division (Class B)........................................................    240,926.10
                                                                                                      672,419.81
                                                                                                      987,913.48
                                                                                                    1,107,181.48

MLA Mid Cap Investment Division (formerly Lazard Mid Cap Investment Division (Class B))...........     65,941.05
                                                                                                      158,512.09
                                                                                                      231,703.10
                                                                                                      255,508.97

MSCI EAFE(R) Index Investment Division (formerly Morgan Stanley EAFE(R) Index Investment Division
  (Class B))......................................................................................    723,645.98
                                                                                                    1,819,585.67
                                                                                                    2,734,050.21
                                                                                                    2,832,194.87

Morgan Stanley Mid Cap Growth Investment Division (Class B).......................................    165,462.25
                                                                                                      287,795.21
                                                                                                      363,919.68

Morgan Stanley Mid Cap Growth Investment Division (formerly FI Mid Cap Opportunities Investment
  Division (Class B)).............................................................................     54,119.36
                                                                                                            0.00

Neuberger Berman Genesis Investment Division (Class B)............................................     44,618.11
                                                                                                      110,219.26
                                                                                                      121,629.77

                                                                                Beginning of               Number of
                                                                                    Year     End of Year  Accumulation
                                                                                Accumulation Accumulation Units End of
Investment Division                                                        Year  Unit Value   Unit Value      Year
-------------------                                                        ---- ------------ ------------ -------------
Oppenheimer Global Equity Investment Division (Class B)................... 2009    10.31        16.87        162,782.87
                                                                           2010    16.87        19.34        434,502.98
                                                                           2011    19.34        17.51        625,364.43
                                                                           2012    17.51        20.97        623,717.96

PIMCO Inflation Protected Bond Investment Division (Class B).............. 2009    11.67        13.18      1,077,173.91
                                                                           2010    13.18        14.04      3,467,390.63
                                                                           2011    14.04        15.42      5,116,845.00
                                                                           2012    15.42        16.64      5,782,119.58

PIMCO Total Return Investment Division (Class B).......................... 2009    13.35        15.70      1,689,173.14
                                                                           2010    15.70        16.79      5,532,667.62
                                                                           2011    16.79        17.12      7,692,459.93
                                                                           2012    17.12        18.49      8,349,388.74

Pioneer Strategic Income Investment Division (Class B).................... 2009    18.27        23.51         62,902.86
                                                                           2010    23.51        26.04        328,356.40
                                                                           2011    26.04        26.63        465,357.53
                                                                           2012    26.63        29.34        478,766.79

Pyramis(R) Government Income Investment Division (Class B) (5/2/2011)..... 2011     9.99        10.77      5,763,075.94
                                                                           2012    10.77        10.98     16,077,172.81

RCM Technology Investment Division (Class B).............................. 2009     3.23         5.62        426,038.90
                                                                           2010     5.62         7.09        879,983.29
                                                                           2011     7.09         6.31      1,387,810.10
                                                                           2012     6.31         7.00      1,467,986.52

Russell 2000(R) Index Investment Division (Class B)....................... 2009     9.46        14.85        179,232.29
                                                                           2010    14.85        18.59        344,045.22
                                                                           2011    18.59        17.59        495,214.45
                                                                           2012    17.59        20.17        537,110.41

Schroders Global Multi-Asset Investment Division (Class B) (4/30/2012).... 2012     1.01         1.06     39,320,823.75

SSgA Growth and Income ETF Investment Division (Class B).................. 2009     7.53        10.66      3,550,359.77
                                                                           2010    10.66        11.83     13,006,821.13
                                                                           2011    11.83        11.82     18,884,110.88
                                                                           2012    11.82        13.19     18,948,745.89

SSgA Growth ETF Investment Division (Class B)............................. 2009     6.65        10.11      1,077,778.30
                                                                           2010    10.11        11.40      1,316,852.37
                                                                           2011    11.40        11.03      1,547,797.47
                                                                           2012    11.03        12.55      1,500,332.65

T. Rowe Price Mid Cap Growth Investment Division (Class B)................ 2009     5.27         8.51        735,993.67
                                                                           2010     8.51        10.74      1,918,323.85
                                                                           2011    10.74        10.44      2,813,703.76
                                                                           2012    10.44        11.73      2,946,419.54

T. Rowe Price Small Cap Growth Investment Division (Class B).............. 2009     8.93        14.10        105,058.84
                                                                           2010    14.10        18.77        449,727.80
                                                                           2011    18.77        18.82        691,790.85
                                                                           2012    18.82        21.56        720,744.61

Van Eck Global Natural Resources Investment Division (Class B) (5/1/2009). 2009    11.06        14.83        118,536.18
                                                                           2010    14.83        18.91        430,881.43
                                                                           2011    18.91        15.58        790,901.19
                                                                           2012    15.58        15.80        920,281.74

                                                                               Beginning of               Number of
                                                                                   Year     End of Year  Accumulation
                                                                               Accumulation Accumulation Units End of
Investment Division                                                       Year  Unit Value   Unit Value      Year
-------------------                                                       ---- ------------ ------------ ------------

Western Asset Management U.S. Government Investment Division (Class B)... 2009     16.80        17.35     209,190.30
                                                                          2010     17.35        18.09     631,888.84
                                                                          2011     18.09        18.82     849,935.44
                                                                          2012     18.82        19.18     913,862.74

At 1.40 Separate Account Charge:
--------------------------------
American Funds Global Small Capitalization Investment Division (Class 2). 2009     14.63        25.75     276,113.24
                                                                          2010     25.75        31.09     692,151.36
                                                                          2011     31.09        24.79     975,850.58
                                                                          2012     24.79        28.89     975,463.20

American Funds Growth-Income Investment Division (Class 2)............... 2009     63.17        95.20      86,787.00
                                                                          2010     95.20       104.60     243,378.15
                                                                          2011    104.60       101.26     338,798.10
                                                                          2012    101.26       117.30     327,601.24

The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason ValueEquity Investment Division of the Met Investors Fund were merged into the Legg Mason Clearbridge Aggressive Growth Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of F1 Midcap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation unit values prior to May 3, 2010 are those of F1 Mid Cap Opportunities Investment Division.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                       LEGAL NAME OF PORTFOLIO SERIES    MARKETING NAME
-------------------------------------   --------------------------------- ------------------------------------------------
  American Funds Insurance Series(R)    Global Small Capitalization Fund  American Funds Global Small Capitalization Fund

  American Funds Insurance Series(R)    Growth - Income Fund              American Funds Growth-Income Fund

APPENDIX D

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGERS

FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    Met/Franklin            Loomis Sayles Global Markets Portfolio
  Income Portfolio
    Met/Franklin            MetLife Growth Strategy Portfolio
  Templeton
  Founding Strategy
  Portfolio
    Met/Templeton           Oppenheimer Global Equity Portfolio
  Growth Portfolio

  MET INVESTORS FUND      METROPOLITAN FUND
    Met/Franklin            MFS(R) Value Portfolio
  Mutual Shares
  Portfolio
    MLA Mid Cap             Neuberger Berman Genesis Portfolio
  Portfolio
    RCM Technology          T. Rowe Price Large Cap Growth Portfolio
  Portfolio

  METROPOLITAN FUND       MET INVESTORS FUND
    Oppenheimer             Oppenheimer Global Equity Portfolio
  Global Equity
  Portfolio

PORTFOLIO NAME CHANGES

FORMER PORTFOLIO          NEW PORTFOLIO
  MET INVESTORS FUND      MET INVESTORS FUND
    American                JPMorgan Core Bond Portfolio
  Funds(R) Bond
  Portfolio
    Lazard Mid Cap          MLA Mid Cap Portfolio
  Portfolio
    Legg Mason              ClearBridge Aggressive Growth Portfolio
  ClearBridge
  Aggressive Growth
  Portfolio
    Dreman Small            JPMorgan Small Cap Value Portfolio
  Cap Value
  Portfolio

  METROPOLITAN FUND       METROPOLITAN FUND
    Barclays                Barclays Aggregate Bond Index Portfolio
  Capital Aggregate
  Bond Index
  Portfolio
    BlackRock               Frontier Mid Cap Growth Portfolio
  Aggressive Growth
  Portfolio
    BlackRock               BlackRock Capital Appreciation Portfolio
  Legacy Large Cap
  Growth Portfolio

                          Request For a Statement of
                   Additional Information/Change of Address

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] I have changed my address. My current address is:

_________________  Name _______________________________________________________
(Contract Number)

                   Address ____________________________________________________

_________________         _____________________________________________________
   (Signature)                                                              zip

             If You purchased your      If You purchased your
             Contract through a         Contract through a
             METLIFE sales              NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines, IA 50306-0342  Des Moines, IA 50306-0342

190